                                    [GRAPHIC]



                 Investment Class
Prospectus

                     February 28, 2002, as revised August 19, 2002

                Scudder International Equity Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

International Equity Fund -- Investment Class

Overview of the International
Equity Fund

 3  Goal

 3  Core Strategy

 3  Investment Policies and Strategies

 4  Principal Risks of Investing in the Fund

 4  Who Should Consider Investing in the Fund

 6  Total Returns, After Fees and Expenses

 8  Fees and Expenses of the Fund

A Detailed Look at the
International Equity Fund

 9  Objective

 9  Strategy

10  Principal Investments

11  Investment Process

11  Risks

14  Management of the Fund

How to Invest in the Fund

19  Buying and Selling Investment Class Shares

19  Policies You Should Know About

24  Performance Information

24  Other Rights We Reserve

25  Understanding Distributions and Taxes

28  Financial Highlights

Overview of the International Equity Fund -- Investment Class

Goal: The Fund invests for long-term capital appreciation.

Core Strategy: The Fund invests primarily in the stocks and other equity securities of companies in developed countries outside the United States.

Investment Policies and Strategies: The Fund invests all of its assets in a master portfolio with the same investment goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing primarily in companies in developed foreign countries. The Fund may also invest a portion of its assets in companies based in emerging markets. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines.

                    Scudder International Equity Fund -- Investment Class  |  3

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . Stocks that we have selected could perform poorly.

         . The stock market could perform poorly in one or more of the countries in which the Fund has invested.

         Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

         . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

         . Foreign accounting and reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

         . The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

         . Foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying or selling securities in those markets.

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

         You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

         The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment oppor-

4 | Scudder International Equity Fund -- Investment Class tunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                    Scudder International Equity Fund -- Investment Class  |  5

Total Returns, After Fees and Expenses


The bar chart and table on the next page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on August 4, 1992 (its inception date). The table compares the average annual return of the Fund's Investment Class shares with the Morgan Stanley Capital International (MSCI) EAFE(R) Index and the Lipper International Funds Average over the last one and five years, and since its inception. The Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stock--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Investment Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------

The MSCI EAFE(R) Index of major markets in Europe, Australia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The Lipper International Funds Average is an unweighted average return, net of fees and expenses, of all mutual funds that invested primarily in stocks and other equity securities of companies outside the United States during the periods covered.

Year-by-Year Returns (each full calendar year since inception)

                                    [CHART]


1993     1994     1995    1996     1997    1998    1999     2000     2001
-----    -----   -----    -----    -----   -----   -----   ------   ------
37.38%   4.11%   16.10%   21.32%   17.37%  20.82%  32.22%  -20.18%  -25.39%



For the period shown in the bar chart, the Fund's highest return in any calendar quarter was 32.05% (fourth quarter 1999) and its lowest quarterly return was -18.08% (third quarter 2001). Past performance offers no indication of how the Fund will perform in the future.

6  |  Scudder International Equity Fund -- Investment Class

Performance for Periods Ended December 31,
2001
Average Annual Returns
                                                             Since Inception
                                            1 Year  5 Years (August 4, 1992)/1/
-------------------------------------------------------------------------------
Investment Class Return Before Taxes        -25.39%  2.23%        8.71%
-------------------------------------------------------------------------------
Investment Class Return After Taxes on
Distributions                               -25.29%  2.01%        8.15%
-------------------------------------------------------------------------------
Investment Class Return After Taxes on
Distributions and Sale of Fund Shares       -15.35%  1.76%        7.10%
-------------------------------------------------------------------------------
MSCI EAFE(R) Index (reflects no deduction
for fees, expenses or taxes)                -21.44%  0.89%        6.22%
-------------------------------------------------------------------------------
Lipper International Funds
Average (reflects no deduction for
fees, expenses or taxes)                    -21.71%  1.94%        6.48%
-------------------------------------------------------------------------------

/1/ The average annual returns of the MSCI EAFE(R) Index and Lipper
    International Funds Average are calculated from July 31, 1992.

--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

                    Scudder International Equity Fund -- Investment Class  |  7

Fees and Expenses of the Fund


The Annual Fees and Expenses table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Example. This example illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ The example does not represent an estimate of future returns or expenses. Actual costs may be higher or lower.

         Annual Fees and Expenses
                                                         Percentage of
                                                         Average Daily
                                                         Net Assets/1/
         Management Fees                                     0.65%
         -------------------------------------------------------------
         Distribution and/or Service (12b-1) Fees             None
         -------------------------------------------------------------
         Other Expenses                                      1.03%
         -------------------------------------------------------------
         Total Fund Operating Expenses                       1.68%
         -------------------------------------------------------------
         Less: Fee Waivers and/or Expense Reimbursements    -0.18%/2/
         -------------------------------------------------------------
         Net Expenses                                        1.50%
         -------------------------------------------------------------

Expense Example/3/

                        1 Year 3 Years 5 Years 10 Years
                         $153   $512    $896    $1,972
                        -------------------------------

/1/ Information on the annual operating expenses reflects the expenses of both the Fund and the International Equity Portfolio, the master portfolio into which the Fund invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the section entitled 'Organizational Structure'.)

/2/ The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees and reimburse expenses so that total expenses will not exceed 1.50%.

/3/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

8  |  Scudder International Equity Fund -- Investment Class

A Detailed Look at the International Equity Fund -- Investment Class

Objective

         The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets, at the time we purchase the securities, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States.

         The Fund invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal. While we give priority to capital appreciation, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

         The Fund invests for the long term. We employ a strategy of growth at a reasonable price. We seek to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, we consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. We further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

                    Scudder International Equity Fund -- Investment Class  |  9

Principal Investments

         Almost all the companies in which the Fund invests are based in the developed foreign countries that make up the MSCI EAFE(R) Index, plus Canada. The Fund may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if we believe that their return potential more than compensates for the extra risks associated with these markets. While we have invested in emerging markets in the past, under normal market conditions we do not consider this a central element of the Fund's strategy. Typically, we would not hold more than 15% of the Fund's net assets in emerging markets.

         The Fund invests in equity securities of all types. The Fund invests in various instruments commonly known as 'derivatives' to increase its exposure to an asset class. The Fund primarily uses futures, options, options on futures, forward currency transactions and swaps. The investment advisor may use derivatives in circumstances where the advisor believes they offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The Fund may use derivatives for leveraging, which is a way to attempt to enhance returns. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

--------------------------------------------------------------------------------

Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Futures, options and options on futures contracts are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities.

Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add to investment returns. There is no guarantee that these forward currency transactions will be employed or that they will work and their use could cause lower returns or even losses to the Fund.


A swap is a transaction where one security or characteristic of a security is swapped for another. An example is when one party trades newly issued stock for existing bonds with another party.

Portfolio Turnover. The portfolio turnover rate measures the frequency that the Fund sells and replaces the securities it holds within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

10  |  Scudder International Equity Fund -- Investment Class

Investment Process

         Company research lies at the heart of our investment process, as it does with many stock mutual funds. We track several thousand companies to arrive at the approximately 100 stocks the Fund normally holds. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process.

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in fixed income securities, US or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital appreciation.

Risks

         Set forth below are some of the prominent risks associated with international investing, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

         Primary risks

         Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value. To minimize this risk, we monitor each of the stocks in the Fund according to three basic quantitative criteria. We subject a stock to intensive review if:

         . its rate of price appreciation begins to trail that of its national stock index;

                   Scudder International Equity Fund -- Investment Class  |  11

         . the financial analysts who follow the stock, both within the advisor and outside, cut their estimates of the stock's future earnings; or

         . the stock's price approaches the downside target we set when we first bought the stock (and may since have modified to reflect changes in market and economic conditions).

         In this review, we seek to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in our view, it merely reflects investor overreaction to temporary circumstances.

         Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

         . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, we analyze countries and regions to try to anticipate these risks.

         . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

         . Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

         . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

12  |  Scudder International Equity Fund -- Investment Class

         . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the US dollar amount of income or gain received on these securities. We seek to minimize this risk by actively managing the currency exposure of the Fund.

         In an effort to reduce these foreign stock market risks, the Fund diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one need not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

         Emerging Market Risk. To the extent that the Fund does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Fund carefully limits and balances its commitment to these markets.

         Derivative Risk. Derivatives may be more volatile and less liquid than traditional securities. Risks associated with derivatives include:

         . the derivative may not fully offset the underlying positions;

         . the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

         . the possibility the Fund cannot sell the derivative because of an illiquid secondary market; and

         . futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

--------------------------------------------------------------------------------

Currency management is used to offset investment risks ('hedging') and, where possible, to add investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will work and they could cause losses to the Fund.

                   Scudder International Equity Fund -- Investment Class  |  13

         Secondary risks

         Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. A small company's shares may be more difficult to sell, particularly when they are performing poorly.

         Pricing Risk. When price quotations for securities are not readily available or may be unreliable, we determine their value by the method that we believe most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.

         Investment Advisor and Sub-Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the master portfolio's investment

14 | Scudder International Equity Fund -- Investment Class advisor. DeAMIS is the Fund's Sub-Advisor. As Sub-Advisor, DeAMIS makes the master portfolio's investment decisions. It buys and sells securities for the master portfolio and conducts the research that leads to the purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. On March 8, 2001, the investment advisor to the master portfolio changed from Bankers Trust Company to DeAM, Inc. DeAM, Inc. received a fee of 0.65% of the master portfolio's average daily net assets for its services in the last fiscal year. On July 30, 2002 the shareholders to the master Portfolio voted to approve DeAMIS as the Sub-Advisor for the master Portfolio.

         DeAM, Inc. and DeAMIS provide a full range of international investment advisory services to institutional clients. As of December 31, 2001, DeAM, Inc. managed approximately $96 billion in assets. As of December 31, 2001, DeAMIS managed approximately $6 billion in assets.

         DeAM, Inc. and DeAMIS are indirect wholly-owned subsidiaries of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:


         Alexander Tedder, Managing Director, Deutsche Asset Management and Co-Manager of the Fund.


         . Head of EAFE Equity Portfolio Selection team.

         . Joined DeAMIS, an affiliate of the advisor, in 1994 as a portfolio manager.

         . Prior to that, was a European analyst (1990-1994) and representative
           (1992-1994) for Schroders.

         . 12 years of investment experience.

         . Fluent in German, French, Italian and Spanish.

         . Masters in Economics and Business Administration from Freiburg
           University.

                   Scudder International Equity Fund -- Investment Class  |  15

         Clare Gray, Director, Deutsche Asset Management and Co-Manager of the Fund.

         . Joined the investment advisor in 1993.

         . Ten years of investment industry experience.

         . Chartered Financial Analyst.

         . BS, Cornell University.

         Stuart Kirk, Vice President, Deutsche Asset Management and Co-Manager of the Fund.

         . Joined Deutsche Bank AG, Paris Branch in 1995.

         . Seven years of investment industry experience.

         . Asia-Pacific analyst.

         . MA from Cambridge University.

         Marc Slendebroek, Vice President, Deutsche Asset Management, and Co-Manager of the Fund.

         . Portfolio manager for EAFE Equities: London.

         . Joined Deutsche Investment Management Americas Inc. (formerly,
           Zurich Scudder Investments, Inc.) in 1994 after five years of experience as equity analyst at Kleinwort Benson Securities and at Enskilda Securities.

         . Fluent in English, Dutch, German, Swedish and Norwegian.

         . MA from University of Leiden, Netherlands.

         Other Services. Investment Company Capital Corp. ('ICCC'), also an affiliate of DeAM, Inc., provides administrative services--such as portfolio accounting, legal services and others--for the Fund. ICCC also serves as the Fund's transfer agent ('Transfer Agent'). In addition, ICCC, or your service agent, performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from the Fund;

16  |  Scudder International Equity Fund -- Investment Class

         . answering your questions on the Fund's investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.


         Organizational Structure. The Fund is a 'feeder fund' that invests all of its assets in a 'master portfolio,' the International Equity Portfolio. The Fund and its master portfolio have the same investment objective. The master portfolio is advised by DeAM, Inc. and sub-advised by DeAMIS.

         The master portfolio may accept investments from other feeder funds. A feeder fund bears the master portfolio's expenses in proportion to its assets. A feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

                   Scudder International Equity Fund -- Investment Class  |  17

How to Invest in the Fund

The following pages tell you how to invest in the Fund and what to expect as a shareholder.

If you're investing through a service agent, your service agent may have its own policies or instructions, and you should follow those.

18  |  Scudder International Equity Fund -- Investment Class

Buying and Selling Investment Class Shares

         You may only buy Investment Class shares if you have a shareholder account set up with a service agent. Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

         Contact your service agent for details on how to enter and pay for your order. The Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services.

         Investment minimums

            Initial investment                                $1,000
            --------------------------------------------------------
            Subsequent investment                                $50
            --------------------------------------------------------
            IRA account
            Initial investment                                  $500
            Subsequent investment                                $50
            --------------------------------------------------------
            Automatic investment plan (minimum/maximum) $50/$250,000
            --------------------------------------------------------
            Minimum account balance                           $1,000
            --------------------------------------------------------

         The Fund and its service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

                   Scudder International Equity Fund -- Investment Class  |  19

         In either case, keep in mind that the information in this prospectus applies only to the Fund's Investment Class. The Fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         Policies about transactions

         The Fund is open for business each day the New York Stock Exchange is open. The Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

20  |  Scudder International Equity Fund -- Investment Class

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         We accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or internet based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.


         We do not issue share certificates.

         Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if the Fund determined that your purchase would be detrimental to the interests of its shareholders.

         We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases or sales. In addition,

                   Scudder International Equity Fund -- Investment Class | 21 for exchange requests, we may require a shareholder to own shares of the Fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders, for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent for more information.
         Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

22  |  Scudder International Equity Fund -- Investment Class

         How the Fund calculates share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

         Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. The price changes may ultimately affect the price of Fund shares the next time the Fund calculates its net asset value.

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early, the Fund will calculate its net asset value at the time of closing.


                   Scudder International Equity Fund -- Investment Class  |  23

Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number
         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less

         . change, add, or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000 for any reason other than a change in market value

24  |  Scudder International Equity Fund -- Investment Class

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A Fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A Fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income on an annual basis. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash and even if a portion of the distribution represents a return of your purchase price.

         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

                   Scudder International Equity Fund -- Investment Class  |  25

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions, if any, paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income Dividends                       Ordinary Income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary Income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder Fund) is generally a taxable transaction for you:

  Transaction                                 Tax status
  Your sale of shares owned for more than one Generally, long-term capital
  year                                        gains or losses
  ---------------------------------------------------------------------------
  Your sale of shares owned for one year or   Generally, short-term capital
  less                                        gains or losses; losses subject
                                              to special rules
  ---------------------------------------------------------------------------

26  |  Scudder International Equity Fund -- Investment Class

         Your Fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

                   Scudder International Equity Fund -- Investment Class  |  27

28  |  Scudder International Equity Fund -- Investment Class

Financial Highlights

The table on the next page provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-621-1048.

Investment Class

                                                         For the
                                                          Period
                                                       Oct. 1, 1999
                                     For the Years       through            For the Years Ended
                                   Ended October 31,     Oct. 31,              September 30,
                                    2001       2000      1999/1/          1999       1998      1997

Per share operating
performance:
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                             $25.55     $25.33       $24.22        $20.68     $22.13    $16.77
-----------------------------------------------------------------------------------------------------
Income from investment
operations
-----------------------------------------------------------------------------------------------------
Net investment (expenses in
excess of) income                    0.08      (0.02)       (0.02)         0.04       0.02      0.09
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments and foreign
currencies                          (7.28)      0.24         1.13          3.56      (0.87)     5.63
-----------------------------------------------------------------------------------------------------
Total from investment
operations                          (7.20)      0.22         1.11          3.60      (0.85)     5.72
-----------------------------------------------------------------------------------------------------
Distributions to shareholders
-----------------------------------------------------------------------------------------------------
Net investment income                  --         --           --         (0.06)     (0.01)    (0.16)
-----------------------------------------------------------------------------------------------------
Net realized gains                  (0.21)        --           --            --      (0.59)    (0.20)
-----------------------------------------------------------------------------------------------------
Total distributions                 (0.21)        --           --         (0.06)     (0.60)    (0.36)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period     $18.14     $25.55       $25.33        $24.22     $20.68    $22.13
-----------------------------------------------------------------------------------------------------
Total investment return            (28.38)%     0.83%        4.63%        17.35%     (3.73)%   34.76%
-----------------------------------------------------------------------------------------------------

Supplemental data and
ratios:
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000s
omitted)                          $815,295  $2,127,916   $1,913,667    $1,851,230 $1,251,580 $525,520
-----------------------------------------------------------------------------------------------------
Ratios to average net assets:
-----------------------------------------------------------------------------------------------------
Net investment (expenses in
excess of) income                    0.24%     (0.07)%      (0.93)%/2/     0.19%      0.61%     0.53%
-----------------------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements, including
expenses of the International
Equity Portfolio                     1.50%      1.50%        1.50%/2/      1.50%      1.50%     1.50%
-----------------------------------------------------------------------------------------------------
Expenses before waivers and/or
reimbursements, including
expenses of the International
Equity Portfolio                     1.68%      1.67%        1.70%/2/      1.66%      1.70%     1.68%
-----------------------------------------------------------------------------------------------------
International Equity Portfolio
turnover rate                         137%       140%           5%          106%        65%       63%
-----------------------------------------------------------------------------------------------------

/1/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

/2/ Annualized.

                   Scudder International Equity Fund -- Investment Class  |  29

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]



[LOGO]
SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

International Equity Fund--Investment Class:  CUSIP#
BT Investment Fund                            055.922.868
                                              811-4760

                                    [GRAPHIC]


  Printed on recycled paper.  (08/19/02) SIEF-1-IV

                                    [GRAPHIC]



                 Investment Class
Prospectus

                     January 28, 2002, as revised August 19, 2002

                Scudder Mid Cap Fund
                Scudder Small Cap Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

Contents

                              3  Mid Cap Fund --
                                 Investment Class

                             12  Small Cap Fund --
                                 Investment Class

                       Information Concerning
                       Both Funds

                       21  Management of the Funds

                       25  Buying and Selling Investment
                           Class Shares

                       26  Policies You Should Know
                           About

                       30  Performance Information

                       30  Other Rights We Reserve

                       31  Understanding Distribution
                           and Taxes

Overview of the Mid Cap Fund -- Investment Class

Goal: The Fund seeks long-term capital growth.

Core Strategy: The Fund invests primarily in the stocks and other equity securities of medium-sized US companies with strong growth potential.

Investment Policies and Strategies: The Fund seeks to achieve its goal by investing in stocks and other equity securities of medium-sized growth-oriented companies. In managing the Fund, we use a 'bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The portfolio management team uses an active process which combines financial analysis with company visits to evaluate management and strategies.

                                 Scudder Mid Cap Fund -- Investment Class  |  3

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . stocks held by the Fund could perform poorly; or

         . medium-sized company stock returns could trail stock market returns generally because of risks specific to medium-sized company investing including greater share price volatility and fewer buyers for medium-sized company shares in periods of economic or stock market stress. Such risks may hurt the prices of the stocks in the Fund's portfolio and limit the Fund's ability to exit from an unsuccessful investment; or

         . the overall stock market could decline or could underperform other investments; or

         . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than US securities markets. These risks are even greater for securities of issuers located in the emerging markets in which the Fund invests; or

         . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could negatively affect the value of the investment to US investors.

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking long-term capital growth. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuations in the value of your investment than you would typically experience investing in bond or money market funds.

         You should not consider investing in the Fund if you are pursuing short-term financial goals, if you are seeking regular income or if you cannot tolerate fluctuations in the value of your investments.

         The Fund by itself does not constitute a balanced investment program. It can, however, provide exposure to investment opportunities not available to someone who invests in large company and small company stocks. Diversifying your investments may lower the volatility of your overall investment portfolio.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4  |  Scudder Mid Cap Fund -- Investment Class

Total Returns, After Fees and Expenses

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Investment Class for each full calendar year since it began selling Investment Class shares on March 9, 1993 (its inception date). The table compares the average annual return of the Fund's Investment Class with the Standard & Poor's (S&P) Mid-Cap 400 Index over the last one year, five years, and since inception. The S&P Mid-Cap Index is a passive measure of stock market returns. It does not factor in the costs of buying, selling and holding stock--costs that are reflected in the Fund's results.

--------------------------------------------------------------------------------

The S&P Mid-Cap 400 Index is a widely accepted benchmark of medium-sized company stock performance. It is a model, not an actual portfolio, that tracks the performance of 400 publicly held medium-sized US companies.

         Year-by-Year Returns (the full calendar year since inception)

                      [CHART]

 1994   1995    1996   1997    1998    1999    2000      2001
-----  ------  -----  ------  ------  ------  -------  --------
3.24%  37.43%  8.68%  14.46%  18.51%  49.68%  -1.70%   -13.37%

Since inception, the Fund's highest return in any calendar quarter was 29.95% (fourth quarter 1999) and its lowest quarterly return was -19.58% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

        Performance for Periods Ended December 31, 2001
        Average Annual Returns
                                                       Since Inception
                                       1 Year  5 Year (March 9, 1993)/1/
        ----------------------------------------------------------------
        Mid Cap Fund--Investment Class -13.37% 11.57%      13.80%
        ----------------------------------------------------------------
        S&P Mid-Cap 400 Index           -0.62% 16.11%      15.41%
        ----------------------------------------------------------------

/1/ The S&P Mid-Cap 400 Index is calculated from February 28, 1993.

                                 Scudder Mid Cap Fund -- Investment Class  |  5

Annual Fund Operating Expenses

The Annual Fees and Expenses table below describes the fees and expenses that you may pay if you buy and hold Investment Class shares of the Fund.

Expense Example. The example illustrates the expenses you will incur on a $10,000 investment in the Investment Class shares of the Fund. It assumes that the Fund earns an annual return of 5% over the periods shown, that the Fund's operating expenses remain the same and you sell your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs may be higher or lower.

           Annual Fees and Expenses
           (expenses paid from Fund assets)
                                                       Percentage of
                                                       Average Daily
                                                       Net Assets/1/
           Management Fees                                 0.65%
           ---------------------------------------------------------
           Distribution and Service (12b-1) Fees            None
           ---------------------------------------------------------
           Other Expenses                                  0.78%
           ---------------------------------------------------------
           Total Fund Operating Expenses                   1.43%
           ---------------------------------------------------------
           Less: Fee Waivers or Expense Reimbursements    -0.18%/2/
           ---------------------------------------------------------
           Net Expenses                                    1.25%
           ---------------------------------------------------------

Expense Example/3/

                        1 Year 3 Years 5 Years 10 Years
                         $127   $435    $765    $1,698
                        -------------------------------

1 Information on the annual operating expenses reflects the expenses of both the Fund and the Capital Appreciation Portfolio, the master portfolio into which the Fund invested its assets until March 28, 2002. As of March 28, 2002, the Fund operated as a stand-alone Fund that directly acquires and manages its own portfolio of securities.

2 The investment advisor and administrator have contractually agreed for the 16-month period from the Fund's fiscal year end of September 30, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%.

3 For the first 12 months, the expense example takes into account the fee waivers and reimbursements.

6  |  Scudder Mid Cap Fund -- Investment Class

A Detailed Look at the Mid Cap Fund--Investment Class

Objective

         The Fund seeks long-term capital growth. Under normal circumstances, the Fund invests the majority of its assets in the stock and other securities with equity characteristics of US companies with market capitalizations, at the time of purchase, within the market capitalization range of the S&P Mid-Cap 400 Index. We believe these companies contain the greatest concentration of businesses with significant growth prospects.

         The Fund invests for capital growth, not income; any dividend or interest income is incidental to the pursuit of its goal. While we give priority to capital growth, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we are not required to obtain their approval to do so.

Strategy

         The Fund invests primarily in equity securities of medium-sized growth-oriented companies. We focus on individual security selection rather than industry selection. The team uses an active process which combines financial analysis with company visits to evaluate management and strategies.

Principal Investments

         Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the S&P Mid-Cap 400 Index or securities with equity characteristics that provide ex-

--------------------------------------------------------------------------------

Market capitalization or 'market cap' provides an estimate of a company's value. It is calculated by multiplying the total number of a company's outstanding shares by the share's current price.


                                 Scudder Mid Cap Fund -- Investment Class | 7 posure to those companies. It may also invest in convertible securities when it is more advantageous than investing in a company's common stock.

         The Fund may also invest up to 20% of its assets in stocks and other securities of companies based outside the United States. Under normal conditions, this tactic will not comprise a major element of its strategy.

Investment Process

         Company research lies at the heart of our investment process. We use a 'bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

         . The team focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

         . The team emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

         . The team generally seeks companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

         . The team screens within the market capitalization range of the S&P
           Mid-Cap 400 Index for medium-sized companies with growth and profitability.

         Temporary Defensive Position. The Fund may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest

--------------------------------------------------------------------------------


Convertible securities are bonds or preferred stock that give purchasers the right of exchange for a specified number of shares of a company's common stock at specified prices within a certain period of time. Purchasers receive regular interest payments until they exercise their exchange right.

Portfolio Turnover. The portfolio turnover rate measures the frequency that the Fund sells and replaces its securities within a given period. Historically, this Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

8 | Scudder Mid Cap Fund -- Investment Class up to 100% of the Fund's assets in the common stock of larger companies, in fixed-income securities, or short-term money market securities. To the extent we adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital growth.

Risks

         Below we set forth some of the prominent risks associated with investing in medium-sized companies, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

         Primary risks

         Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value. The Fund follows a disciplined selling process to try to lessen this risk. We may sell a security if one or more of the following conditions take place:

         . there is a material change in the company's fundamentals;

         . the stock underperforms its industry peer group by 15% or more; or

         . the stock price reaches our expectations.

         Medium-Sized Company Risk. Medium-sized company stocks tend to experience steeper price fluctuations--down as well as up--than stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can pose added risk. Industrywide reversals have had a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.

                                 Scudder Mid Cap Fund -- Investment Class  |  9

         Foreign Investment Risk. To the extent that the Fund holds companies based outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the 'numbers' themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial condition. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

         Secondary risk

         Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

10  |  Scudder Mid Cap Fund -- Investment Class

Financial Highlights

The table below provides a picture of the Fund's financial performance of the Investment Class shares for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund (assuming reinvestment of all interest income and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                          For the Years Ended September 30,
                                       2001      2000      1999      1998      1997

Per share operating
performance:
-----------------------------------------------------------------------------------
Net asset value, beginning of
period                             $17.57    $14.77    $11.38    $15.72    $16.79
-----------------------------------------------------------------------------------
Income (loss) from
investment operations:
-----------------------------------------------------------------------------------
Net investment income               (0.03)    (0.06)    (0.07)    (0.12)    (0.13)
-----------------------------------------------------------------------------------
Net realized and unrealized gain/
(loss) on investments               (6.41)     6.79      4.99     (1.58)     2.13
-----------------------------------------------------------------------------------
Total from investment
operations                          (6.44)     6.73      4.92     (1.70)     2.00
-----------------------------------------------------------------------------------
Distributions to shareholders
-----------------------------------------------------------------------------------
Net realized gains                  (0.47)    (3.93)    (1.53)    (2.64)    (3.07)
-----------------------------------------------------------------------------------
Net asset value, end of period     $10.66    $17.57    $14.77    $11.38    $15.72
-----------------------------------------------------------------------------------
Total investment return            (37.26)%   53.65%    47.05%   (11.42)%   14.64%
-----------------------------------------------------------------------------------

Supplemental data and ratios:
-----------------------------------------------------------------------------------
Net assets, end of period
(000s omitted)                    $35,953   $47,820   $28,732   $25,497   $49,002
-----------------------------------------------------------------------------------
Ratios to average net assets:
-----------------------------------------------------------------------------------
Net investment income               (0.21)%   (0.40)%   (0.58)%   (0.70)%   (0.77)%
-----------------------------------------------------------------------------------
Expenses after waivers               1.25%     1.25%     1.25%     1.25%     1.25%
-----------------------------------------------------------------------------------
Expenses before waivers              1.43%     1.70%     1.88%     1.64%     1.54%
-----------------------------------------------------------------------------------
Portfolio turnover rate/1/            251%      146%      155%      145%      167%
-----------------------------------------------------------------------------------

/1/ The portfolio turnover rate is the rate for the master portfolio into which the Fund invests all of its assets.

                                Scudder Mid Cap Fund -- Investment Class  |  11

Overview of the Small Cap Fund--Investment Class

Goal: The Fund invests for long-term capital growth.

Core Strategy: The Fund invests primarily in the stocks and other equity securities of smaller US companies.

Investment Policies and Strategies: The Fund seeks to achieve its goal by investing in stocks and other equity securities of companies with small market capitalizations. In managing the Fund, we use a 'bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The Fund's portfolio management team uses an active investment process to evaluate individual growth prospects.

12  |  Scudder Small Cap Fund -- Investment Class

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . stocks held by the Fund could perform poorly;

         . small company stock returns could trail stock market returns generally because of the liquidity risks specific to small company investing including greater share-price volatility and fewer buyers for small company shares in periods of economic or stock market stress. Such lack of liquidity may accelerate a prevailing downward price trend and limit the Fund's ability to exit from an unsuccessful investment;

         . the overall stock market could decline or could underperform other investments;

         . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than US securities markets. These risks are even greater for securities of issuers located in the emerging markets in which the Fund invests; or

         . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could negatively affect the value of the investment to US investors.

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking long-term capital growth. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

         You should not consider investing in the Fund if you are pursuing short-term financial goals, if you are seeking regular income or if you cannot tolerate fluctuations in the value of your investments.

         The Fund by itself does not constitute a balanced investment program. It can, however, provide exposure to investment opportunities not available to someone who invests in large company and medium-sized company stocks. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              Scudder Small Cap Fund -- Investment Class  |  13

Total Returns, After Fees and Expenses

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on October 21, 1993 (its inception date). The table compares the Fund's average annual return with the Russell 2000 Index over the last one year, five years, and since inception. The Index is a passive measure of stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.

--------------------------------------------------------------------------------

The Russell 2000 Index is an unmanaged domestic equity securities index representing the performance of the 2,000 smallest companies of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 3000 represents approximately 98% of the investable US equity market. The Russell 2000 Index is a widely accepted benchmark of US small capitalization company performance. It is a model, not an actual portfolio.

         Year-by-Year Returns (each full calendar year since inception)

                                    [CHART]

 1994    1995     1996    1997     1998    1999    2000     2001
------  ------   -----   ------   -----   ------  ------  -------
19.31%  58.57%   6.90%   13.16%   6.15%   44.75%  10.28%   -8.56%


Since inception, the Fund's highest return in any calendar quarter was 30.11% (third quarter 1997) and its lowest quarterly return was -24.39% (third quarter
1998). Past performance offers no indication of how the Fund will perform in the future.

      Performance for Periods Ended December 31, 2001
      Average Annual Returns
                                                       Since Inception
                                       1 Year 5 Year (October 21, 1993)/1/
      --------------------------------------------------------------------
      Small Cap Fund--Investment Class -8.56% 11.88%        17.35%
      --------------------------------------------------------------------
      Russell 2000 Index                2.49%  7.52%         9.58%
      --------------------------------------------------------------------

/1/ The Russell 2000 Index is calculated from October 31, 1993.

14  |  Scudder Small Cap Fund -- Investment Class

Annual Fund Operating Expenses

(expenses paid from Fund assets)

The Annual Fees and Expenses table below describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Expense Example. The example illustrates the expenses you will incur on a $10,000 investment in the Fund. It assumes that the Fund earns an annual return of 5% over the periods shown, that the Fund's operating expenses remain the same and you sell your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs may be higher or lower.

           Annual Fees and Expenses
           (expenses paid from Fund assets)
                                                       Percentage of
                                                       Average Daily
                                                       Net Assets/1/
           Management Fees                                 0.65%
           ---------------------------------------------------------
           Distribution and Service (12b-1) Fees            None
           ---------------------------------------------------------
           Other Expenses                                  0.81%
           ---------------------------------------------------------
           Total Fund Operating Expenses                   1.46%
           ---------------------------------------------------------
           Less: Fee Waivers or Expense Reimbursements    -0.21%/2/
           ---------------------------------------------------------
           Net Expenses                                    1.25%
           ---------------------------------------------------------

Expense Example/3/

                        1 Year 3 Years 5 Years 10 Years
                         $127   $441    $777    $1,728
                        -------------------------------

1 Information on the annual operating expenses reflects the expenses of both the Fund and the Small Cap Portfolio, the master portfolio into which the Fund invested all of its assets until March 28, 2002. As of March 28, 2002, the Fund has operated as a stand-alone Fund that directly acquires and manages its own portfolio of securities.

2 The investment advisor and administrator have contractually agreed for the 16-month period from the Fund's fiscal year end of September 30, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%.

3 For the first 12 months, the expense example takes into account the fee waivers and reimbursements.

                              Scudder Small Cap Fund -- Investment Class  |  15

A Detailed Look at Small Cap Fund -- Investment Class

Objective

         The Fund seeks long-term capital growth. The Fund invests for capital growth, not income; any dividend or interest income is incidental to the pursuit of its goal. While we give priority to capital growth, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we are not required to obtain their approval to do so.

Strategy

         The Fund invests primarily in equity securities of US smaller capitalization companies. We focus on individual security selection rather than industry selection. In managing the Fund, we use a 'bottom-up' approach in selecting portfolio securities. The Fund's portfolio management team uses an active investment process to evaluate company growth prospects and competitive strategies. Each portfolio manager has specific sector responsibilities with investment discretion over the securities within their sectors.

Principal Investments

         Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in the stock, and other securities with equity characteristics, of US smaller capitalization companies. The investment advisor defines the small capitalization equity securities universe as the bottom 20% of the total domestic equity market capitalization (at the time of investment), using a minimum market capitalization of $10 million.

--------------------------------------------------------------------------------

Market capitalization or 'Market cap' provides an estimate of a company's value. It is calculated by multiplying the total number of a company's outstanding shares by the share's current price.

16  |  Scudder Small Cap Fund -- Investment Class

         The Fund may also invest up to 20% of its assets in the stocks of non-US companies and up to 20% of its assets in large capitalization stocks. Under normal conditions, these two tactics will not comprise major elements of its strategy.


Investment Process

         Company research lies at the heart of our investment process. We use a 'bottom-up' approach to picking securities. This approach focuses on individual stock selection.

         . The team focuses on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

         . The team emphasizes individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

         . The team generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

         . The team screens the bottom 20% of the total domestic equity market capitalization utilizing specific criteria for each individual sector.

         The team looks primarily for financial attributes that set these companies apart:

         . estimated above-average growth in revenues and earnings; and

         . a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

         Temporary Defensive Position. The Fund may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in the common stock of larger companies, in fixed-income securities, or short-term money market securities. To the extent we adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital growth.

                              Scudder Small Cap Fund -- Investment Class  |  17

         Historically, this Fund has had a high portfolio turnover rate.

Risks

         Below we set forth some of the prominent risks associated with investing in small companies, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

         Primary risks

         Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, we monitor each of the stocks in the Fund for the following signs of negative change:

         . decelerating revenue or earnings growth;

         . loss of market share;

         . increasing levels of debt or decreasing levels of cash flow and working capital; and

         . a stock price that lags behind competitors'.

         Small Company Risk. Small company stocks tend to experience steeper price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency that the Fund sells and replaces its securities within a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.


18  |  Scudder Small Cap Fund -- Investment Class

         Foreign Investment Risk. To the extent that the Fund holds the stocks of companies based outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the 'numbers' themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial condition. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

         Secondary risk

         Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

                              Scudder Small Cap Fund -- Investment Class  |  19

Financial Highlights

The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                           For the Years Ended September 30,
                                       2001       2000       1999       1998       1997

Per share operating
performance:
---------------------------------------------------------------------------------------
Net asset value, beginning of
period                             $26.95     $21.89     $14.96     $23.68     $21.66
---------------------------------------------------------------------------------------
Income from investment
operations:
---------------------------------------------------------------------------------------
Expenses in excess of income        (0.12)     (0.15)     (0.15)     (0.18)     (0.14)
---------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investment                (5.53)      8.53       7.13      (6.24)      3.58
---------------------------------------------------------------------------------------
Total income (loss) from
investment operations               (5.65)      8.38       6.98      (6.42)      3.44
---------------------------------------------------------------------------------------
Distributions to shareholders
---------------------------------------------------------------------------------------
Net realized gain from
investment transactions             (1.57)     (3.32)     (0.05)     (1.04)     (1.42)
---------------------------------------------------------------------------------------
In excess of net realized gains        --         --         --      (1.26)        --
---------------------------------------------------------------------------------------
Total distributions                 (1.57)     (3.32)     (0.05)     (2.30)     (1.42)
---------------------------------------------------------------------------------------
Net asset value, end of
period                             $19.73     $26.95     $21.89     $14.96     $23.68
---------------------------------------------------------------------------------------
Total investment return            (21.77)%    41.59%     46.52%    (28.38)%    17.90%
---------------------------------------------------------------------------------------
Supplemental data and
ratios:
---------------------------------------------------------------------------------------
Net assets, end of period
(000s omitted)                   $241,308   $292,470   $216,272   $172,310   $286,322
---------------------------------------------------------------------------------------
Ratios to average net assets:
---------------------------------------------------------------------------------------
expenses in excess of income        (0.53)%    (0.60)%    (0.74)%    (0.87)%    (0.89)%
---------------------------------------------------------------------------------------
Expenses after waivers               1.25%      1.25%      1.25%      1.25%      1.25%
---------------------------------------------------------------------------------------
Expenses before waivers              1.46%      1.44%      1.46%      1.44%      1.28%
---------------------------------------------------------------------------------------
Portfolio turnover rate/1/            109%       136%       159%       182%       188%
---------------------------------------------------------------------------------------

/1/ The portfolio turnover rate is the rate for the master portfolio into which the Fund invested all of its assets until March 28, 2002.

20  |  Scudder Small Cap Fund -- Investment Class

Information Concerning Both Funds

Management of the Funds

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

         Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ('DeAM, Inc.'), with headquarters at 280 Park Avenue, New York, New York 10017, acts as both Funds' investment advisor. As investment advisor, DeAM, Inc. makes each Fund's investment decisions. It buys and sells securities for the Funds and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. For its services as investment advisor, DeAM, Inc. receives a fee of 0.65% of each Fund's average daily net assets. This is the same fee that Bankers Trust, the previous investment advisor to the Funds, received for its services in the last fiscal year. DeAM, Inc. became the investment advisor on April 30, 2001.

         DeAM, Inc. provides a full range of investment advisory services to retail and institutional clients, and as of September 30, 2001 had total assets of approximately $73.9 billion under management.

         DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

                                       Information Concerning Both Funds  |  21

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

         Audrey M. T. Jones, CFA

         . Managing Director of Deutsche Asset Management and Lead Manager of the Fund.

         . Joined Deutsche Asset Management in 1986.

         . Portfolio manager with a primary focus on the credit sensitive, communication services, energy, process industries and transportation sectors.

         . 30 years of investment industry experience.

         . BBA from Pace University Lubin School of Business.

         Doris R. Klug, CFA

         . Director of Deutsche Asset Management and Co-Manager of the Fund.

         . Joined Deutsche Asset Management in 2000.

         . Portfolio manager with primary focus on the consumer and capital goods sectors.

         . Vice President of Mutual of America from 1993 to 2000.

         . 21 years of financial industry experience.

         . MBA from New York University Stern School of Business.

         Bob Grandhi, CFA

         . Director of Deutsche Asset Management and Co-Manager of the Fund.

         . Joined Deutsche Asset Management in 2001.

         . Portfolio manager with primary focus on the technology and healthcare sectors.

         . Portfolio manager at Monument Funds Group and Daiwa Securities from
           2000 to 2001 and 1990 to 2000, respectively.

         . 25 years of financial industry experience.

         . MS and MBA from Illinois Institute of Technology.

22  |   Information Concerning Both Funds

         Other Services. Investment Company Capital Corporation ('ICCC') provides administrative services--such as portfolio accounting, legal services and others--for the Funds. ICCC also serves as the Funds' transfer agent ('Transfer Agent'). These are the same services that Bankers Trust, the previous administrator to the Funds provided. DeAM, Inc. became the administrator on July 1, 2001.

         In addition, ICCC--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from the Funds;

         . answering your questions on the Funds' investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

         Service agents may include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with ICCC. Service agents may charge additional fees to investors only for those services not otherwise included in the ICCC servicing agreement, such as cash management or special trust or retirement-investment reporting.

                                       Information Concerning Both Funds  |  23

How to Invest in the Funds

The following pages tell you how to invest in the Funds and what to expect as a shareholder.

If you're investing through a service agent, your service agent may have its own policies or instructions, and you should follow those.

24  |  Information Concerning Both Funds

Buying and Selling Investment Class Shares

         You may only buy Investment Class shares if you have a shareholder account set up with a service agent. Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

         Contact your service agent for details on how to enter and pay for your order. Each Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services.

         Investment minimums

            Initial investment                                $1,000
            --------------------------------------------------------
            Subsequent investment                                $50
            --------------------------------------------------------
            IRA account
            Initial investment                                  $500
            --------------------------------------------------------
            Subsequent investment                                $50
            --------------------------------------------------------
            Automatic investment plan (minimum/maximum) $50/$250,000
            --------------------------------------------------------
            Minimum account balance                           $1,000
            --------------------------------------------------------

         The Fund and its service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.

                                       Information Concerning Both Funds  |  25

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In either case, keep in mind that the information in this prospectus applies only to each Fund's Investment Class. The Funds do have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         Policies about transactions

         Each Fund is open for business each day the New York Stock Exchange is open. Each Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of

26 | Information Concerning Both Funds your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         We accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or internet based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Funds can only send wires of $1,000 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.


                                       Information Concerning Both Funds  |  27

         We do not issue share certificates.

         Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if the Fund determined that your purchase would be detrimental to the interests of its shareholders.

         We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases or sales. In addition, for exchange requests, we may require a shareholder to own shares of the Fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders, for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

28  |  Information Concerning Both Funds

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent for more information.

         Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Fund calculates share price

         Each Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. Each Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         Each Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. Each Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early, the Fund will calculate its net asset value at the time of closing.

                                       Information Concerning Both Funds  |  29

         Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. The price changes may ultimately affect the price of Fund shares the next time the Fund calculates its net asset value.

Performance Information

         Each Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. Each Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number
         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less

         . change, add, or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000 for any reason other than a change in market value

30  |  Information Concerning Both Funds

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A Fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A Fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income at least annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gain distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash and even if a portion of the distribution represents a return of your purchase price.

         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

                                       Information Concerning Both Funds  |  31

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions, if any, paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income Dividends                       Ordinary Income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary Income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder Fund) is generally a taxable transaction for you:

  Transaction                                 Tax status
  Your sale of shares owned for more than one Generally, long-term capital
  year                                        gains or losses
  ---------------------------------------------------------------------------
  Your sale of shares owned for one year or   Generally, short-term capital
  less                                        gains or losses; losses subject
                                              to special rules
  ---------------------------------------------------------------------------

32  |  Information Concerning Both Funds

         Your Fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

                                       Information Concerning Both Funds  |  33

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments                     SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza-              Public Reference Section
Chicago, IL 60606-5808                  Washington, DC 20549-0102
www.scudder.com                         www.sec.gov
(800) 621-1048                          (202) 942-8090

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048
                                                            CUSIP#
[LOGO] SCUDDER INVESTMENTS              Mid Cap Fund--
                                        Investment Class:   055.922.819
                                        Small Cap Fund--
                                        Investment Class:   055.922.769
[LOGO] A Member of                      BT Investment Funds
Deutsche Asset Management                                   811-4760





[GRAPHIC] Printed on recycled paper.  (08/19/02) SCAP-1-IV

                                    [GRAPHIC]



                 Class A, B and C Shares
Prospectus

                     June 28, 2002, as revised August 19, 2002

                Scudder Mid Cap Fund
                Scudder Small Cap Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

Contents

                              3  Mid Cap Fund --
                                 Class A, B and C

                             15  Small Cap Fund --
                                 Class A, B and C

                       Information Concerning
                       Both Funds

                       27  Management of the Funds

                       31  Choosing a Share Class

                       36  How to Buy Shares

                       37  How to Exchange or Sell Shares

                       38  Policies You Should Know
                           About

                       44  Performance Information

                       44  Other Rights We Reserve

                       45  Understanding Distributions
                           and Taxes

Overview of the Mid Cap Fund --Class A, B and C

Goal: The Fund seeks long-term capital growth.

Core Strategy: The Fund invests primarily in the stocks and other equity securities of medium-sized US companies with strong growth potential.

Investment Policies and Strategies: The Fund seeks to achieve that goal by investing in stocks and other equity securities of medium-sized growth oriented companies. In managing the Fund, we use a 'bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The portfolio management team uses an active process which combines financial analysis with company visits to evaluate management and strategies.

                                 Scudder Mid Cap Fund -- Class A, B and C  |  3

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . stocks held by the Fund could perform poorly; or

         . medium-sized company stock returns could trail stock market returns generally because of risks specific to medium-sized company investing including greater share price volatility and fewer buyers for medium-sized company shares in periods of economic or stock market stress. Such risks may hurt the prices of the stocks in the Fund's portfolio and limit the Fund's ability to exit from an unsuccessful investment; or

         . the overall stock market could decline or could underperform other investments; or

         . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than US securities markets. These risks are even greater for securities of issuers located in the emerging markets in which the Fund invests; or

         . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could negatively affect the value of the investment to US investors.

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking long-term capital growth. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuations in the value of your investment than you would typically experience investing in bond or money market funds.

         You should not consider investing in the Fund if you are pursuing short-term financial goals, if you are seeking regular income or if you cannot tolerate fluctuations in the value of your investments.

         This Prospectus describes the Mid Cap Fund Class A shares, Class B shares and Class C shares. Each class has different sales charges and

4 | Scudder Mid Cap Fund -- Class A, B and C expenses, allowing you to choose the class that best meets your needs. (See 'Choosing a Share Class'). The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares directly from the Fund through the Fund's Transfer Agent. The Fund also offers other classes with different fees, expenses and investment minimums.

         The Fund by itself does not constitute a balanced investment program. It can, however, provide exposure to investment opportunities not available to someone who invests in large company and small company stocks. Diversifying your investments may lower the volatility of your overall investment portfolio.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                 Scudder Mid Cap Fund -- Class A, B and C  |  5

Total Returns, After Fees and Expenses

The bar chart on this page and the table on the following page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. Class A, B and C shares are newly offered classes of shares with no performance history. The bar chart and table show actual historical performance of the Fund's Investment Class for each full calendar year since it began selling Investment Class shares on March 9, 1993 (its inception date). The table compares the average annual return of the Fund's Investment Class with the Standard & Poor's (S&P) Mid-Cap 400 Index over the last one year, five years, and since inception. The S&P Mid-Cap 400 Index is a passive measure of stock market returns. It does not factor in the costs of buying, selling and holding stock--costs that are reflected in the Fund's results.
The table also shows the after-tax returns of the Fund's Investment Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax-situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------

The S&P Mid-Cap 400 Index is a widely accepted benchmark of medium-sized company stock performance. It is a model, not an actual portfolio, that tracks the performance of 400 publicly held medium-sized US companies.

       Year-by-Year Returns/1/ (each full calendar year since inception)

                      [CHART]

 1994   1995   1996   1997    1998    1999     2000      2001
-----  ------  -----  ------  ------  ------  -------  --------
3.24%  37.43%  8.68%  14.46%  18.51%  49.68%  -1.70%   -13.37%

Since inception, the Fund's highest return in any calendar quarter was 29.95% (fourth quarter 1999) and its lowest quarterly return was -19.58% (third quarter 1998).

6  |  Scudder Mid Cap Fund -- Class A, B and C

   Performance for Periods Ended December 31, 2001
   Average Annual Return
                                                           Since Inception
                                           1 Year  5 Years (March 9,1993)/2/
   -------------------------------------------------------------------------
   Investment Class
   Return Before Taxes                     -13.37% 11.57%       13.80%
   -------------------------------------------------------------------------
   Investment Class
   Return After Taxes on Distributions     -13.37%  7.48%       10.40%
   -------------------------------------------------------------------------
   Investment Class
   Return After Taxes on Distributions and
   Sale of Fund Shares                      -8.14%  7.92%       10.25%
   -------------------------------------------------------------------------
   S&P Mid-Cap 400 Index                    -0.62% 16.11%       15.41%
   -------------------------------------------------------------------------

/1/ Investment Class performance is presented because Class A, B and C shares have no performance history. Except with respect to the impact of sales charges and other expenses, it is expected that the future performance of Class A, B and C shares will be substantially similar to the performance of the Investment Class because the shares are invested in the same portfolio of securities. The bar chart and table do not reflect (i) 12b-1 fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for Class A shares and 0.75% of the Fund's average daily net assets for Class B and C shares, (ii) sales charges and (iii) a 0.25% shareholder servicing fee for Class B and C shares. If they did, returns would be less than those shown. Investment Class shares are offered under a separate prospectus, which is available upon request.

/2/ The S&P Mid-Cap 400 Index is calculated from February 28, 1993.

--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

                                 Scudder Mid Cap Fund -- Class A, B and C  |  7

Fees and Expenses of the Fund

The Fees and Expenses table describes the fees and estimated expenses that you may pay if you buy Class A, B and C shares of Mid Cap Fund.

Shareholder Fees                                  Class A      Class B      Class C
(fees paid directly from your investment)          Shares       Shares       Shares
                                                  Initial      Deferred     Deferred
                                                Sales Charge Sales Charge Sales Charge
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)     5.75%/1/         None         None
--------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price
or redemption proceeds, whichever is lower)        None/1/     4.00%/2/     1.00%/3/
--------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses paid from Fund assets)                Percentage of Average Daily Net Assets
                                                  Class A      Class B      Class C
Management Fees                                      0.65%        0.65%        0.65%
--------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) fees             0.25%        0.75%        0.75%
--------------------------------------------------------------------------------------
Other Expenses/4/ (including a 0.25%
shareholder servicing fee for Class B and Class
C Shares)                                            0.53%        0.78%        0.78%
--------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                 1.43%        2.18%        2.18%
--------------------------------------------------------------------------------------
Less: Fee Waivers or Expense
Reimbursements/5/                                   -0.18%       -0.18%       -0.18%
--------------------------------------------------------------------------------------
Net Expenses                                         1.25%        2.00%        2.00%
--------------------------------------------------------------------------------------

/1/ Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within one year, and 0.50% if you redeem your shares during the second year after purchase. (See the section entitled 'Choosing a Share Class--Class A shares.')

/2/ Contingent deferred sales charges for Class B shares decline over time and reach zero after six years. After six years, Class B shares automatically convert to Class A shares. (See the section entitled 'Choosing a Share Class--Class B shares.')

/3/ You will be required to pay a contingent deferred sales charge if you redeem your Class C shares within one year after purchase. (See the section entitled 'Choosing a Share Class--Class C shares.')

/4/ Expenses are based on the actual expenses of the Investment Class including the Other Expenses for the current fiscal year. Class A, B and C shares are new classes of shares with no operating history. For the fiscal year ended September 30, 2001, Other Expenses and Total Annual Fund Operating Expenses of Investment Class shares were 0.78% (including a 0.25% shareholder servicing fee) and 1.43%, respectively, of the average daily net assets of the Investment Class shares.

/5/ The investment advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 28, 2004, so that total expenses will not exceed 1.25% for Class A shares and 2.00% for Class B and C shares.

8  |  Scudder Mid Cap Fund -- Class A, B and C

Expense Example. The example illustrates the expenses you will incur on a $10,000 investment in Class A, B and C shares of the Fund. The numbers assume that (a) the Fund earned an annual return of 5% over the periods shown, (b) the Fund's operating expenses remained the same and (c) you reinvest all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charges at all. (See 'Choosing a Share Class') If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rule for the National Association of Securities Dealers, Inc.

Expense Example/1/

                 You would pay the following expenses if you redeemed your shares at the end of each period:
                                        1 Year         3 Years        5 Years        10 Years
                 Class A Shares          $695           $985          $1,296          $2,175
                 -----------------------------------------------------------------------------------
                 Class B Shares          $603           $965          $1,353          $2,135
                 -----------------------------------------------------------------------------------
                 Class C Shares          $303           $665          $1,153          $2,499
                 -----------------------------------------------------------------------------------

                 You would pay the following expenses if you did not redeem your shares:
                                     1 Year      3 Years      5 Years      10 Years
                 Class A Shares       $695        $985        $1,296        $2,175
                 -----------------------------------------------------------------------
                 Class B Shares       $203        $665        $1,153        $2,135
                 -----------------------------------------------------------------------
                 Class C Shares       $203        $665        $1,153        $2,499
                 -----------------------------------------------------------------------

/1/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

                                 Scudder Mid Cap Fund -- Class A, B and C  |  9

A Detailed Look at the Mid Cap Fund -- Class A, B and C

Objective

         The Fund seeks long-term capital growth. Under normal circumstances, the Fund invests the majority of its assets in the stock and other securities with equity characteristics of US companies with market capitalizations, at the time of purchase, within the market capitalization range of the S&P Mid-Cap 400 Index. We believe these companies contain the greatest concentration of businesses with significant growth prospects.

         The Fund invests for capital growth, not income; any dividend or interest income is incidental to the pursuit of its goal. While we give priority to capital growth, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we are not required to obtain their approval to do so.

Strategy

         The Fund invests primarily in equity securities of medium-sized growth-oriented companies. We focus on individual security selection rather than industry selection. The team uses an active process which combines financial analysis with company visits to evaluate management and strategies.

Principal Investments

         Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the S&P Mid-Cap 400 Index or securities with equity characteristics that provide

--------------------------------------------------------------------------------

Market capitalization or 'market cap' provides an estimate of a company's value. It is calculated by multiplying the total number of a company's outstanding shares by the share's current price.


10 | Scudder Mid Cap Fund -- Class A, B and C exposure to those companies. It may also invest in convertible securities when it is more advantageous than investing in a company's common stock.

         The Fund may also invest up to 20% of its assets in stocks and other securities of companies based outside the United States. Under normal conditions, this tactic will not comprise a major element of its strategy.

Investment Process

         Company research lies at the heart of our investment process. We use a 'bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

         . The team focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

         . The team emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

         . The team generally seeks companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

         . The team screens within the market capitalization range of the S&P
           Mid-Cap 400 Index for medium-sized companies with growth and profitability.

         Temporary Defensive Position. The Fund may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in the common stock of larger companies, in fixed-income securities, or short-term money market securities. To the extent we adopt such a position and over the

--------------------------------------------------------------------------------


Convertible securities are bonds or preferred stock that give purchasers the right of exchange for a specified number of shares of a company's common stock at specified prices within a certain period of time. Purchasers receive regular interest payments until they exercise their exchange right.


                                Scudder Mid Cap Fund -- Class A, B and C | 11 course of its duration, the Fund may not meet its goal of long-term capital growth.

         Historically, this Fund has had a high portfolio turnover rate.

Risks

         Below we set forth some of the prominent risks associated with investing in medium-sized companies, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

         Primary risks

         Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value. The Fund follows a disciplined selling process to try to lessen this risk. We may sell a security if one or more of the following conditions take place:

         . there is a material change in the company's fundamentals;

         . the stock underperforms its industry peer group by 15% or more; or

         . the stock price reaches our expectations.

         Medium-Sized Company Risk. Medium-sized company stocks tend to experience steeper price fluctuations--down as well as up--than stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can pose added risk. Industrywide reversals have had a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid

--------------------------------------------------------------------------------


Portfolio Turnover. The portfolio turnover rate measures the frequency that the Fund sells and replaces its securities within a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.


12 | Scudder Mid Cap Fund -- Class A, B and C than large company stocks: when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.

         Foreign Investment Risk. To the extent that the Fund holds companies based outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the 'numbers' themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial condition. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

         Secondary risk

         Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

                                Scudder Mid Cap Fund -- Class A, B and C  |  13

Financial Highlights

Investment Class performance is presented because Class A, B and C shares are newly offered classes of shares with no performance history. Class A, B and C shares will have different performance. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund assuming reinvestment of all dividends and distributions. This information, except for the six month period ended March 31, 2002, has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                  For the Six
                                  Months Ended              For the Years Ended
                                   March 31,                   September 30,
Investment Class                    2002/1/      2001      2000     1999     1998      1997
Per share operating
performance:
---------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $10.66   $17.57    $14.77   $11.38   $15.72    $16.79
---------------------------------------------------------------------------------------------
Income from investment
operations
---------------------------------------------------------------------------------------------
Expenses in excess of income            (0.03)   (0.03)    (0.06)   (0.07)   (0.12)    (0.13)
---------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                    1.63    (6.41)     6.79     4.99    (1.58)     2.13
---------------------------------------------------------------------------------------------
Total from investment
operations                               1.60    (6.44)     6.73     4.92    (1.70)     2.00
---------------------------------------------------------------------------------------------
Distributions to shareholders
---------------------------------------------------------------------------------------------
Net realized gain from investment
transactions                               --   (0.47)    (3.93)   (1.53)   (2.64)    (3.07)
---------------------------------------------------------------------------------------------
Net asset value, end of period         $12.26   $10.66    $17.57   $14.77   $11.38    $15.72
---------------------------------------------------------------------------------------------
Total investment return                 14.90%  (37.26)%   53.65%   47.05%  (11.42)%   14.64%
---------------------------------------------------------------------------------------------
Supplemental data and ratios:
---------------------------------------------------------------------------------------------
Net assets, end of year
(000s omitted)                        $39,897  $35,953   $47,820  $28,732  $25,497   $49,002
---------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses in excess of income       (0.50)%/2/  (0.21)%   (0.40)%  (0.58)%  (0.70)%   (0.77)%
---------------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements, including
expenses of the Capital
Appreciation Portfolio             1.25%/2,3/    1.25%     1.25%    1.25%    1.25%     1.25%
---------------------------------------------------------------------------------------------
Expenses before waivers and/or
reimbursements, including
expenses of the Capital
Appreciation Portfolio             1.40%/2,3/    1.43%     1.70%    1.88%    1.64%     1.54%
---------------------------------------------------------------------------------------------
Portfolio turnover rate/4/                72%     251%      146%     155%     145%      167%
---------------------------------------------------------------------------------------------

/1/ Unaudited.
/2/ Annualized.
/3/ The expense ratio of the Capital Appreciation Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the six months ended March 31, 2002 were 0.60% after waivers and 0.75% before waivers. The actual expense ratios incurred by the Investment Class Shares at the Fund level for the six months ended March 31, 2002 were 0.65% after waivers and 0.65% before waivers.
/4/ On March 29, 2002, the Capital Appreciation Portfolio was closed (see Note
    1 in the Notes to Financial Statements). The figure for the six months ended March 31, 2002 includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio. The figures for the years ended September 30, 1997 through 2001 represent the portfolio turnover rate for the Master Portfolio in which the Fund invested all of its assets.

14  |  Scudder Mid Cap Fund -- Class A, B and C

Overview of the Small Cap Fund -- Class A, B and C

Goal: The Fund invests for long-term capital growth.

Core Strategy: The Fund invests primarily in the stocks and other equity securities of smaller US companies.

Investment Policies and Strategies: The Fund seeks to achieve that goal by investing in stocks and other equity securities of companies with small market capitalizations. In managing the Fund, we use a 'bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The Fund's portfolio management team uses an active investment process to evaluate individual growth prospects.

                              Scudder Small Cap Fund -- Class A, B and C  |  15

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . stocks held by the Fund could perform poorly;

         . small company stock returns could trail stock market returns generally because of the liquidity risks specific to small company investing including greater share-price volatility and fewer buyers for small company shares in periods of economic or stock market stress. Such lack of liquidity may accelerate a prevailing downward price trend and limit the Fund's ability to exit from an unsuccessful investment;

         . the overall stock market could decline or could underperform other investments;

         . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than US securities markets. These risks are even greater for securities of issuers located in the emerging markets in which the Fund invests; or

         . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could negatively affect the value of the investment to US investors.

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking long-term capital growth. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

         You should not consider investing in the Fund if you are pursuing short-term financial goals, if you are seeking regular income or if you cannot tolerate fluctuations in the value of your investments.

         This Prospectus describes the Small Cap Fund Class A shares, Class B shares and Class C shares. Each class has different sales

16 | Scudder Small Cap Fund -- Class A, B and C charges and expenses, allowing you to choose the class that best meets your needs (See 'Choosing a Share Class'). The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares directly from the Fund through the Fund's transfer agent. The Fund also offers another class with different fees, expenses and investment minimums.

         The Fund by itself does not constitute a balanced investment program. It can, however, provide exposure to investment opportunities not available to someone who invests in large company and medium-sized company stocks. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              Scudder Small Cap Fund -- Class A, B and C  |  17

Total Returns, After Fees and Expenses


The bar chart on this page and the table on the following page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. Class A, B and C shares are newly offered classes of shares with no performance history. The bar chart and table shows the actual historical performance of the Fund's Investment Class shares for each full calendar year since the Fund began selling Investment Class shares on October 21, 1993 (its inception date). The table compares the average annual return of the Fund's Investment Class shares with the Russell 2000 Index over the last one year, five years, and since inception. The Russell 2000 Index is a passive measure of stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Investment Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax-situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.
--------------------------------------------------------------------------------

The Russell 2000 Index is an unmanaged domestic equity securities index representing the performance of the 2,000 smallest companies of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 3000 represents approximately 98% of the investable US equity market. The Russell 2000 Index is a widely accepted benchmark of US small capitalization company performance. It is a model, not an actual portfolio.

       Year-by-Year Returns/1/ (each full calendar year since inception)

                                    [CHART]

 1994    1995     1996    1997     1998    1999    2000     2001
------  ------   -----   ------   -----   ------  ------  -------
19.31%  58.57%   6.90%   13.16%   6.15%   44.75%  10.28%  -8.56%


Since inception, the Fund's highest return in any calendar quarter was 30.11% (third quarter 1997) and its lowest quarterly return was -24.39% (third quarter
1998).

18  |  Scudder Small Cap Fund -- Class A, B and C

Performance for Periods Ended December 31, 2001/1/
Average Annual Returns
                                                               Since Inception
                                              1 Year 5 Years (October 21, 1993)/2/
----------------------------------------------------------------------------------
Investment Class
Return Before Taxes                           -8.56% 11.88%         17.35%
----------------------------------------------------------------------------------
Investment Class
Return After Taxes on Distributions           -8.56%  9.65%         15.23%
----------------------------------------------------------------------------------
Investment Class
Return After Taxes on Distributions and
Sale of Fund Shares                           -5.21%  8.84%         13.95%
----------------------------------------------------------------------------------
Russell 2000 Index (reflects no deduction for
fees, expenses or taxes)                       2.49%  7.52%          9.58%
----------------------------------------------------------------------------------

/1/ Investment Class performance is presented because Class A, B and C shares have no performance history. Except with respect to the impact of sales charges and other expenses, it is expected that the future performance of Class A, B and C shares will be substantially similar to the performance of the Investment Class because the shares are invested in the same portfolio of securities. The bar chart and table do not reflect (i) 12b-1 fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for Class A shares and 0.75% of the Fund's average daily net assets for Class B and C shares, (ii) sales charges and (iii) a 0.25% shareholder servicing fee for Class B and C shares. If they did, returns would be less than those shown. Investment Class shares are offered under a separate prospectus, which is available upon request.

/2/ The Russell 2000 Index is calculated from October 31, 1993.

--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.


The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

                              Scudder Small Cap Fund -- Class A, B and C  |  19

Fees and Expenses of the Fund


The Fees and Expenses table describes the fees and estimated expenses that you may pay if you buy Class A, B and C shares of Small Cap Fund.

Shareholder Fees                            Class A      Class B      Class C
(fees paid directly from your investment)    Shares       Shares       Shares
                                            Initial      Deferred     Deferred
                                          Sales Charge Sales Charge Sales Charge
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
offering price)                             5.75%/1/       None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase
price or redemption proceeds, whichever
is lower)                                    None/1/     4.00%/2/     1.00%/3/
--------------------------------------------------------------------------------

Annual Fund Operating Expenses
(expenses paid from Fund assets)          Percentage of Average Daily Net Assets
                                            Class A      Class B      Class C
Management Fees                                0.65%        0.65%        0.65%
--------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) fees                                   0.25%        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses/4/ (including a 0.25%
shareholder servicing fee for Class B and
Class C shares)                                0.56%        0.81%        0.81%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses           1.46%        2.21%        2.21%
--------------------------------------------------------------------------------
Less: Fee Waivers or Expense
Reimbursements/5/                             -0.21%       -0.21%       -0.21%
--------------------------------------------------------------------------------
Net Expenses                                   1.25%        2.00%        2.00%
--------------------------------------------------------------------------------

/1/ Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within one year, and 0.50% if you redeem your shares during the second year after purchase. (See the section entitled 'Choosing a Share Class--Class A shares.')

/2/ Contingent deferred sales charges for Class B shares decline over time and reach zero after six years. After six years, Class B shares automatically convert to Class A shares. (See the section entitled 'Choosing a Share Class--Class B shares.')

/3/ You will be required to pay a contingent deferred sales charge if you redeem your Class C shares within one year after purchase. (See the section entitled 'Choosing a Share Class--Class C shares.')

/4/ Expenses are based on the actual expenses of the Investment Class including the Other Expenses for the current fiscal year. Class A, B and C shares are new classes of shares with no operating history. For the fiscal year ended September 30, 2001, Other Expenses and Total Annual Fund Operating Expenses of Investment Class shares were 0.81% and 1.46%, respectively, of the average daily net assets of the Investment Class shares.

/5/ The investment advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 28, 2004 so that total expenses will not exceed 1.25% for Class A shares and 2.00% for Class B and C shares.

20  |  Scudder Small Cap Fund -- Class A, B and C

Expense Example. The example illustrates the expenses you will incur on a $10,000 investment in Class A, B and C shares of the Fund. The numbers assume that (a) the Fund earned an annual return of 5% over the periods shown, (b) the Fund's operating expenses remained the same and (c) you reinvest all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charges at all. (See 'Choosing a Share Class') If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rule for the National Association of Securities Dealers, Inc.

Expense Example/1/

                 You would pay the following expenses if you redeemed your shares at the end of each period:
                                        1 Year         3 Years        5 Years        10 Years
                 Class A Shares          $695           $991          $1,308          $2,204
                 -----------------------------------------------------------------------------------
                 Class B Shares          $603           $971          $1,366          $2,164
                 -----------------------------------------------------------------------------------
                 Class C Shares          $303           $671          $1,166          $2,528
                 -----------------------------------------------------------------------------------

                 You would pay the following expenses if you did not redeem your shares:
                                     1 Year      3 Years      5 Years      10 Years
                 Class A Shares       $695        $991        $1,308        $2,204
                 -----------------------------------------------------------------------
                 Class B Shares       $203        $671        $1,166        $2,164
                 -----------------------------------------------------------------------
                 Class C Shares       $203        $671        $1,166        $2,528
                 -----------------------------------------------------------------------

/1/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

                              Scudder Small Cap Fund -- Class A, B and C  |  21

A Detailed Look at Small Cap Fund -- Class A, B and C

Objective

         The Fund seeks long-term capital growth. The Fund invests for capital growth, not income; any dividend or interest income is incidental to the pursuit of its goal. While we give priority to capital growth, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we are not required to obtain their approval to do so.

Strategy

         The Fund invests primarily in equity securities of US smaller capitalization companies. We focus on individual security selection rather than industry selection. In managing the Fund, we use a 'bottom-up' approach in selecting portfolio securities. The Fund's portfolio management team uses an active investment process to evaluate company growth prospects and competitive strategies. Each portfolio manager has specific sector responsibilities with investment discretion over the securities within their sectors.

Principal Investments

         Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in the stock, and other securities with equity characteristics, of US smaller capitalization companies. The investment advisor defines the small capitalization equity securities universe as the bottom 20% of the total domestic equity market capitalization (at the time of investment), using a minimum market capitalization of $10 million.

--------------------------------------------------------------------------------

Market capitalization or 'Market cap' provides an estimate of a company's value. It is calculated by multiplying the total number of a company's outstanding shares by the share's current price.


22  |  Scudder Small Cap Fund -- Class A, B and C

         The Fund may also invest up to 20% of its assets in the stocks of non-US companies and up to 20% of its assets in large capitalization stocks. Under normal conditions, these two tactics will not comprise major elements of its strategy.

Investment Process

         Company research lies at the heart of our investment process. We use a 'bottom-up' approach to picking securities. This approach focuses on individual stock selection.

         . The team focuses on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

         . The team emphasizes individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

         . The team generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

         . The team screens the bottom 20% of the total domestic equity market capitalization utilizing specific criteria for each individual sector.

         The team looks primarily for financial attributes that set these companies apart:

         . estimated above-average growth in revenues and earnings; and

         . a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

         Temporary Defensive Position. The Fund may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in the common stock of larger companies, in fixed-income securities, or short-term money market securities. To the extent we adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital growth.

                              Scudder Small Cap Fund -- Class A, B and C  |  23

         Historically, this Fund has had a high portfolio turnover rate.

Risks

         Below we set forth some of the prominent risks associated with investing in small companies, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

         Primary risks

         Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, we monitor each of the stocks in the Fund for the following signs of negative change:

         . decelerating revenue or earnings growth;

         . loss of market share;

         . increasing levels of debt or decreasing levels of cash flow and working capital; and

         . a stock price that lags behind competitors'.

         Small Company Risk. Small company stocks tend to experience steeper price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

         Foreign Investment Risk. To the extent that the Fund holds the stocks of companies based outside the United States, it faces the risks

--------------------------------------------------------------------------------


Portfolio Turnover. The portfolio turnover rate measures the frequency that the Fund sells and replaces its securities within a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.


24 | Scudder Small Cap Fund -- Class A, B and C inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the 'numbers' themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial condition. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

         Secondary risk

         Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

                              Scudder Small Cap Fund -- Class A, B and C  |  25

Financial Highlights

Investment Class performance is presented because Class A, B and C shares are newly offered classes of shares with no performance history. Class A, B and C shares will have different performance. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund assuming reinvestment of all dividends and distribution. This information, except for the six month period ended March 31, 2002, has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                     For the                                       For the
                                    Six Months                                   Years Ended
                                      Ended                                     September 30,
                                 March 31, 2002/1/     2001     2000     1999     1998     1997

Per share operating
performance:
-----------------------------------------------------------------------------------------------
Net asset value, beginning
of period                             $19.73       $26.95   $21.89   $14.96   $23.68   $21.66
-----------------------------------------------------------------------------------------------
Income from
investment operations:
-----------------------------------------------------------------------------------------------
Expenses in excess of income           (0.07)       (0.12)   (0.15)   (0.15)   (0.18)   (0.14)
-----------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investment                    2.63        (5.53)    8.53     7.13    (6.24)    3.58
-----------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                   2.56        (5.65)    8.38     6.98    (6.42)    3.44
-----------------------------------------------------------------------------------------------
Distributions to shareholders
-----------------------------------------------------------------------------------------------
Net realized gain from
investment transactions                   --        (1.57)   (3.32)   (0.05)   (1.04)   (1.42)
-----------------------------------------------------------------------------------------------
In excess of net realized gains           --           --       --       --    (1.26)      --
-----------------------------------------------------------------------------------------------
Total distributions                       --        (1.57)   (3.32)   (0.05)   (2.30)   (1.42)
-----------------------------------------------------------------------------------------------
Net asset value, end of
period                                $22.29       $19.73   $26.95   $21.89   $14.96   $23.68
-----------------------------------------------------------------------------------------------
Total investment return                12.86%      (21.77)%  41.59%   46.52%  (28.38)%  17.90%
-----------------------------------------------------------------------------------------------

Supplemental data and
ratios:
-----------------------------------------------------------------------------------------------
Net assets, end of period
(000s omitted)                        $288,653     $241,308 $292,470 $216,272 $172,310 $286,322
-----------------------------------------------------------------------------------------------
Ratios to average net assets:
-----------------------------------------------------------------------------------------------
Expenses in excess of income           (0.65)%/2/   (0.53)%  (0.60)%  (0.74)%  (0.87)%  (0.89)%
-----------------------------------------------------------------------------------------------
Expenses after waivers                  1.25%/2,3/   1.25%    1.25%    1.25%    1.25%    1.25%
-----------------------------------------------------------------------------------------------
Expenses before waivers                 1.45%/2,3/   1.46%    1.44%    1.46%    1.44%    1.28%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate/4/                58%         109%     136%     159%     182%     188%
-----------------------------------------------------------------------------------------------

/1/ Unaudited.
/2/ Annualized.
/3/ The expense ratio of the Small Cap Portfolio is included in this ratio. The actual expense ratio incurred by the Portfolio for the six months ended March 31, 2002 were 0.60% after waivers and 0.75% before waivers. The actual expense ratios incurred by the Investment Class Shares at the Fund level for the six months ended March 31, 2002 were 0.65% after waivers and 0.70% before waivers.
/4/ On March 29, 2002, the Small Cap Portfolio was closed (see Note 1 in the
    Notes to Financial Statements). The figure for the six months ended March 31, 2002 includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio. The figures for the years ended September 30, 1997 through 2001 represent the portfolio turnover rate for the Master Portfolio in which the Fund invested all of its assets.

26  |  Scudder Small Cap Fund -- Class A, B and C

Information Concerning Both Funds

Management of the Funds

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. A Board of Trustees supervises all of the Funds' activities on behalf of the Funds' shareholders.

         Investment Advisor. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ('DeAM, Inc.'), with headquarters at 280 Park Avenue, New York, New York 10017, acts as both Funds' investment advisor. As investment advisor, DeAM, Inc. makes each Fund's investment decisions. It buys and sells securities for the Funds and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. For its services as investment advisor, DeAM, Inc. receives a fee of 0.65% of the Funds' average daily net assets.

         DeAM, Inc. provides a full range of investment advisory services to retail and institutional clients, and as of March 31, 2002 had total assets of approximately $97 billion under management.

         DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

                                       Information Concerning Both Funds  |  27

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Funds' investments:

         Audrey M. T. Jones, CFA

         . Managing Director of Deutsche Asset Management and Lead Manager of the Fund.

         . Joined Deutsche Asset Management in 1986.

         . Portfolio manager with a primary focus on the credit sensitive, communication services, energy, process industries and transportation sectors.

         . 30 years of investment industry experience.

         . BBA from Pace University Lubin School of Business.

         Doris R. Klug, CFA

         . Director of Deutsche Asset Management and Co-Manager of the Fund.

         . Joined Deutsche Asset Management in 2000.

         . Portfolio manager with primary focus on the consumer and capital goods sectors.

         . Vice President of Mutual of America from 1993 to 2000.

         . 21 years of financial industry experience.

         . MBA from New York University Stern School of Business.

         Bob Grandhi, CFA

         . Director of Deutsche Asset Management and Co-Manager of the Fund.

         . Joined Deutsche Asset Management in 2001.

         . Portfolio manager with primary focus on the technology and healthcare sectors.

         . Portfolio manager at Monument Funds Group and Daiwa Securities from
           2000 to 2001 and 1990 to 2000, respectively.

         . 25 years of financial industry experience.

         . MS and MBA from Illinois Institute of Technology.

28  |  Information Concerning Both Funds

         Other Services. Investment Company Capital Corporation ('ICCC') provides administrative services--such as portfolio accounting, legal services and others--for the Funds. ICCC also serves as the Funds' transfer agent ('Transfer Agent').

         In addition, ICCC--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from the Funds;

         . answering your questions on the Funds' investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

         Service agents may include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with ICCC. Service agents may charge additional fees to investors only for those services not otherwise included in the ICCC servicing agreement, such as cash management or special trust or retirement-investment reporting.

                                       Information Concerning Both Funds  |  29

How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your securities dealer or service agent or a representative of your workplace retirement plan or other investment provider ('service agent').

30  |  Information Concerning Both Funds

Choosing a Share Class


This prospectus describes three share classes for each Fund. Each class has its own fees and expenses, offering you a choice of cost structures. These funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a service agent, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your service agent to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features                          Points to help you compare
-----------------------------------------------------------------------------------------
Class A
..Sales charges of up to 5.75% when you buy    .Some investors may be able to reduce or
 shares                                        eliminate their sales charges; see next
..In most cases, no charges when you sell       page
 shares                                       .Total annual expenses are lower than
..Up to 0.25% annual distribution fee           those for Class B or Class C
-----------------------------------------------------------------------------------------
Class B
..No charges when you buy shares               .The deferred sales charge rate falls to
..Deferred sales charge declining from 4.00%,   zero after six years
 charged when you sell shares you bought      .Shares automatically convert to Class A
 within the last six years                     after six years, which means lower annual
..1.00% annual distribution/service fee         expenses going forward
 (including a 0.25% shareholder servicing
 fee)
-----------------------------------------------------------------------------------------
Class C
..No charges when you buy shares               .The deferred sales charge is lower, but
..Deferred sales charge of 1.00%, charged       your shares never convert to Class A, so
 when you sell shares you bought within the    annual expenses remain higher
 last year
..1.00% annual distribution/service fee
 (including a 0.25% shareholder servicing
 fee)
-----------------------------------------------------------------------------------------

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B shares, this fee begins when you purchase your shares. For Class C shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.

                                       Information Concerning Both Funds  |  31

         Class A shares

         Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

         Class A shares have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year.

         Class A shares of Scudder Mid Cap Fund and Scudder Small Cap Fund have a sales charge that varies with the amount you invest:

                                                      Sales charge as a
                           Sales charge as a percent percent of your net
        Your investment        of offering price         investment
        ----------------------------------------------------------------
        Up to $50,000                5.75%                  6.10%
        ----------------------------------------------------------------
        $50,000-$99,999              4.50%                  4.71%
        ----------------------------------------------------------------
        $100,000-$249,999            3.50%                  3.63%
        ----------------------------------------------------------------
        $250,000-$499,999            2.60%                  2.67%
        ----------------------------------------------------------------
        $500,000-$999,999            2.00%                  2.04%
        ----------------------------------------------------------------
        $1 million or more  See below and next page
        ----------------------------------------------------------------

         You may be able to lower your Class A sales charges if:

         . You plan to invest at least $50,000 over the next 24 months ('letter of intent')

         . The amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ('cumulative discount')

         . You are investing a total of $50,000 or more in several funds at once ('combined purchases')

32  |  Information Concerning Both Funds

         The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to 'move' your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your service agent.

         You may be able to buy Class A shares without sales charges when you are:

         . reinvesting dividends or distributions

         . investing through certain workplace retirement plans

         . participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

         . exchanging an investment in Class A shares of another fund for an investment in the Fund unless the Fund has a higher sales load in which case you would be required to pay the difference

         . a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds.

         There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The Fund may waive the sales charges for investors in other situations as well. Your service agent or the Transfer Agent can answer your questions and help you determine if you are eligible.

         If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them ('Large Order NAV Purchase Privilege'). This CDSC is waived under certain circumstances

                                       Information Concerning Both Funds  |  33

         (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         Class B shares

         Class B shares may make sense for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher expenses.

         With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a 0.25% shareholder servicing fee from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) than those of Class A shares. After six years, Class B shares automatically convert on a tax-free basis to Class A, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

         Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

         Year after you bought
         shares                         CDSC on shares you sell
         --------------------------------------------------------------
         First year                              4.00%
         --------------------------------------------------------------
         Second or third year                    3.00%
         --------------------------------------------------------------
         Fourth or fifth year                    2.00%
         --------------------------------------------------------------
         Sixth year                              1.00%
         --------------------------------------------------------------
         Seventh year and later  None (automatic conversion to Class A)
         --------------------------------------------------------------

         This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

34  |  Information Concerning Both Funds

         Class C shares

         Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them, or who aren't certain of their investment time horizon.

         Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a 0.25% shareholder servicing fee from class assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.

         Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

         Class C shares have a CDSC, but only on shares you sell within one year of buying them:

         Year after you bought shares           CDSC on shares you sell
         --------------------------------------------------------------
         First year                                      1.00%
         --------------------------------------------------------------
         Second year and later                           None
         --------------------------------------------------------------

         This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

                                       Information Concerning Both Funds  |  35

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

First investment                            Additional investments
---------------------------------------------------------------------------------------
$1,000 or more for regular accounts         $50 or more for regular accounts and
$500 or more for IRAs                       IRA accounts
                                            $50 or more with an Automatic
                                            Investment Plan
---------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent using the       .Contact your service agent using the
 method that's most convenient for you       method that's most convenient for you
---------------------------------------------------------------------------------------
By mail or express mail (see below)
..Fill out and sign an application           .Send a check made out to 'Scudder
..Send it to us at the appropriate address,   Funds' and a Scudder investment slip to
 along with an investment check              us at the appropriate address below
                                            .If you don't have an investment slip,
                                             simply include a letter with your name,
                                             account number, the full name of the
                                             fund and the share class and your
                                             investment instructions
---------------------------------------------------------------------------------------
By wire
..Call (800) 621-1048 for instructions       .Call (800) 621-1048 for instructions
                                             (minimum $50)
---------------------------------------------------------------------------------------
By phone
not available                               .Call (800) 621-1048 for instructions
---------------------------------------------------------------------------------------
With an automatic investment plan
not available                               .To set up regular investments from a
                                             bank checking account, call
                                             (800) 621-1048 (minimum $50)
---------------------------------------------------------------------------------------
On the Internet
not available                               .Go to www.scudder.com and register
                                            .Follow the instructions for buying shares
                                             with money from your bank account
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Regular mail:
First Investment: Investment Company Capital Corporation, c/o Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: Investment Company Capital Corporation, c/o Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154
Express, registered or certified mail:
Investment Company Capital Corporation, c/o Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005
Fax number: (800) 821-6234 (for exchanging and selling only)


36  |  Information Concerning Both Funds

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund                 Selling shares
-----------------------------------------------------------------------------------------
$1,000 or more to open a new account         Some transactions, including most for over
($500 for IRAs)                              $100,000, can only be ordered in writing
$50 or more for exchanges between            with a signature guarantee; if you're in
existing accounts                            doubt, see page 41
-----------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent by the           .Contact your service agent by the
 method that's most convenient for you        method that's most convenient for you
-----------------------------------------------------------------------------------------
By phone or wire
..Call (800) 621-1048 for instructions        .Call (800) 621-1048 for instructions
-----------------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)                          Write a letter that includes:
Write a letter that includes:                .the fund, class and account number from
..the fund, class and account number you're    which you want to sell shares
 exchanging out of                           .the dollar amount or number of shares
..the dollar amount or number of shares you    you want to sell
 want to exchange                            .your name(s), signature(s) and address, as
..the name and class of the fund you want to   they appear on your account
 exchange into                               .a daytime telephone number
..your name(s), signature(s) and address, as
 they appear on your account
..a daytime telephone number
-----------------------------------------------------------------------------------------
With an automatic exchange plan
..To set up regular exchanges from a fund     not available
 account, call (800) 621-1048
-----------------------------------------------------------------------------------------
With an automatic withdrawal plan
not applicable                               .To set up regular cash payments from a
                                              fund account, call (800) 621-1048
                                              (minimum $50)
-----------------------------------------------------------------------------------------
On the Internet
..Go to www.scudder.com and register          not available
..Follow the instructions for making on-line
 exchanges
-----------------------------------------------------------------------------------------

If your shares are in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

                                       Information Concerning Both Funds  |  37

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In either case, keep in mind that the information in this prospectus applies only to each Fund's Class A, Class B and Class C shares. The Funds have other share classes, which are described in a separate prospectus and which have different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds. Qualified individuals will be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts.


38  |  Information Concerning Both Funds

         Policies about transactions

         Each Fund is open for business each day the New York Stock Exchange is open. Each Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

         QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

                                       Information Concerning Both Funds  |  39

         Telephone transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting the Transfer Agent at a later date.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.

         The Fund and its service providers reserve the right, from time to time in their sole discretion, to change the investment minimums.

40  |  Information Concerning Both Funds

         We do not issue share certificates.

         You may have difficulty contacting the Transfer Agent by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Transfer Agent by telephone, you should make your request by mail.

         The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases and sales. In addition, for exchange requests, we may require a shareholder to own shares of a Fund for 15 days before we process the purchase order for the other fund if we believe the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

                                       Information Concerning Both Funds  |  41

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Transfer Agent for more information.

         When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for--whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

         There are certain cases in which you may be exempt from a CDSC. These include:

         . the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your service agent or the Transfer Agent to determine if the conditions exist

         . withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

         . withdrawals related to certain retirement or benefit plans

         . redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

         . for Class A shares purchased through the Large Order NAV Purchase
           Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the Fund's distributor, that the dealer waives the applicable commission

         . for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

         In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your service agent or the Transfer Agent can answer your questions and help you determine if you are eligible.

42  |  Information Concerning Both Funds

         If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the 'reinstatement feature.' With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of Fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact the Transfer Agent or your service agent.

         Account statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Funds calculate share price

         Each Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. Each Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4/th/), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the NYSE closes early, the Fund will calculate its NAV at the time of closing.


                                       Information Concerning Both Funds  |  43

         Each Fund calculates a net asset value per share for each of its classes. The formula for calculating each Fund's net asset value by class calls for deducting all of the liabilities of each class from the total of its assets (the market value of the securities plus cash reserves) and dividing the result by the number of outstanding shares of that class. A Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees. In such a case, a Fund's value for a security is likely to be different from the last quoted market prices.

         Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Then price changes may ultimately affect the price of Fund shares the next time a Fund calculates its net asset value.

Performance Information

         The Funds' performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Funds' performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already

44  |  Information Concerning Both Funds
           been opened, we may give you 30 days' notice to provide the correct number

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance of $1,000 for any reason other than a change in market value

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the funds generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

         . change, add or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A Fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A Fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income at least annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gain distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash, and even if a portion of the distribution represents a return of your purchase price.

                                      Information Concerning Both Funds   |  45

         You can choose how to receive your dividends and distributions. You can have them automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders may pay federal, state and local taxes on the income dividends or capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions if any are paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income dividends                       Ordinary income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder fund) is generally a taxable transaction for you:

    Transaction                              Tax status
    Your sale of shares owned for more than  Generally, long-term capital
    one year                                 gains or losses
    ------------------------------------------------------------------------
    Your sale of shares owned for one year   Generally, short-term capital
    or less                                  gains or losses; losses subject
                                             to special rules
    ------------------------------------------------------------------------

46  |  Information Concerning Both Funds

         If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

         Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends and distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of the given year are taxed in that year, even though you may not receive the money until the following January.

                                       Information Concerning Both Funds  |  47

To Get More Information

Shareholder reports--These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund also are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]



[LOGO]
SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                                              CUSIP#
Mid Cap Fund--
Class A Shares                                055.922.512
Class B Shares                                055.922.496
Class C Shares                                055.922.488
Small Cap Fund--
Class A Shares                                055.922.470
Class B Shares                                055.922.462
Class C Shares                                055.922.454
BT Investment Funds
                                              811-4760

                                    [GRAPHIC]


  Printed on recycled paper.  (08/19/02) SCAP-1

                                    [GRAPHIC]



                 Institutional Class
Prospectus

                     January 28, 2002, as revised August 19, 2002

                Scudder Mid Cap Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

Mid Cap Fund --
Institutional Class

                      Overview of the
                      Mid Cap Fund

                       3  Goal

                       3  Core Strategy

                       3  Investment Policies and
                          Strategies

                       4  Principal Risks of Investing in
                          the Fund

                       4  Who Should Consider Investing
                          in the Fund

                       6  Total Returns, After Fees and
                          Expenses

                       7  Annual Fund Operating
                          Expenses

                      A Detailed Look at the
                      Mid Cap Fund

                       8  Objective

                       8  Strategy

                       8  Principal Investments

                       9  Investment Process

                      10  Risks

                      11  Management of the Fund

                      How to Invest in the Fund

                      15  Buying and Selling Institutional
                          Class Shares

                      19  Policies You Should Know
                          About

                      24  Performance Information

                      24  Other Rights We Reserve

                      25  Understanding Distributions
                          and Taxes

                      27  Financial Highlights

Overview of the Mid Cap Fund -- Institutional Class

Goal: The Fund seeks long-term capital growth.

Core Strategy: The Fund invests primarily in the stocks and other equity securities of medium-sized US companies with strong growth potential.

Investment Policies and Strategies: The Fund seeks to achieve its goal by investing in stocks and other equity securities of medium-sized growth oriented companies. In managing the Fund, we use a 'bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The portfolio management team uses an active process which combines financial analysis with company visits to evaluate management and strategies.

                              Scudder Mid Cap Fund -- Institutional Class  |  3

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . stocks held by the Fund could perform poorly;

         . medium-sized company stock returns could trail stock market returns generally because of risks specific to medium-sized company investing, including: greater share-price volatility and fewer buyers for medium-sized company shares in periods of economic or stock market stress. Such risks may hurt the prices of the stocks in the Fund's portfolio and limit the Fund's ability to exit from an unsuccessful investment; or

         . the overall stock market could decline or could underperform other investments.

         . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than US securities markets. These risks are even greater for securities of issuers located in the emerging markets in which the Fund invests; or

         . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could negatively affect the value of the investment to US investors.

Who Should Consider Investing in the Fund

         The Mid Cap Fund--Institutional Class requires a minimum initial investment of $250,000. You should consider investing in the Fund if you are seeking long-term capital growth. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuations in the value of your investment than you would typically experience investing in bond or money market funds.

         You should not consider investing in the Fund if you are pursuing short-term financial goals, if you are seeking regular income or if you cannot tolerate fluctuations in the value of your investments.

4  |  Scudder Mid Cap Fund -- Institutional Class

         The Fund by itself does not constitute a balanced investment program. It can, however, provide exposure to investment opportunities not available to an investor in large company stocks and small company stocks. Diversifying your investments may lower the volatility of your overall investment portfolio.

         An investment in Mid Cap--Institutional Class is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              Scudder Mid Cap Fund -- Institutional Class  |  5

Total Returns, After Fees and Expenses


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The following bar chart and table includes the performance of Equity Appreciation-Institutional Class shares. Equity Appreciation-Institutional Class became Mid Cap-Institutional Class as of the close of business on August 31, 2000. Equity Appreciation-Institutional Class was managed by the same investment management team with the same objective, policies and strategies as Mid Cap. The bar chart shows Equity Appreciation-Institutional Class shares' actual return for each full calendar year since October 12, 1993 (its inception date). Performance for periods after August 31, 2000 reflect the performance of the Mid Cap-Institutional Class. The table compares Equity Appreciation-Institutional Class' average annual return with the Standard & Poor's (S&P) Mid-Cap 400 Index over the last one year, five years, and since inception. The period after August 31, 2000 reflects the performance of the Mid Cap-Institutional Class. The S&P Mid-Cap Index is a passive measure of market returns. It does not factor in the costs of buying, selling and holding stock--costs that are Fund's results.

--------------------------------------------------------------------------------
The S&P Mid-Cap 400 Index is a widely accepted benchmark of medium-sized company stock performance. The Index is a model, not an actual portfolio, that tracks the performance of 400 publicly held medium-sized US companies.

         Year-by-Year Returns (each full calendar year since inception)

                                    [CHART]

1994    1995   1996    1997    1998    1999    2000      2001
-----  ------  -----  ------  ------  ------  -------  --------
3.47%  37.62%  9.60%  15.40%  17.79%  49.70%  -1.31%   -13.14%

For the period shown in the bar chart, (including Equity
Appreciation--Institutional Class returns) highest return in any calendar quarter was 31.08 % (fourth quarter 1999) and its lowest quarterly return was -19.38% (third quarter 2001). Past performance offers no indication of how the Fund will perform in the future.

   Performance for Periods Ended December 31, 2001
   Average Annual Returns
                                                         Since Inception
                                     1 Year/1/ 5 Years (October 12, 1993)/2/
   -------------------------------------------------------------------------
   Mid Cap Fund--Institutional Class -13.14%   11.77%         12.68%
   -------------------------------------------------------------------------
   S&P Mid-Cap 400 Index              -0.62%   16.11%         15.53%
   -------------------------------------------------------------------------

/1 /Performance before August 31, 2000 reflects Equity
   Appreciation--Institutional Class shares' actual returns. Equity Appreciation--Institutional Class reorganized into Mid Cap
   Fund--Institutional Class on August 31, 2000.

/2 /The S&P Mid-Cap 400 Index is calculated from September 30, 1993.

6  |  Scudder Mid Cap Fund -- Institutional Class

Annual Fund Operating Expenses

(expenses paid from Fund assets)


The Annual Fees and Expenses table below describes the fees and expenses that you may pay if you buy and hold shares of Mid Cap--Institutional Class.

Expense Example. The example illustrates the expenses you will incur on a $10,000 investment in the Institutional Class shares of the Fund. It assumes that the Fund earns an annual return of 5% over the periods shown, that the Fund's operating expenses remain the same over the periods shown and that you sell your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs may be higher or lower.

           Annual Fees and Expenses
                                                       Percentage of
                                                       Average Daily
                                                       Net Assets/1/
           Management Fees                                   0.65%
           ---------------------------------------------------------
           Distribution and Service (12b-1) Fees              None
           ---------------------------------------------------------
           Other Expenses                                    0.53%
           ---------------------------------------------------------
           Total Fund Operating Expenses                     1.18%
           ---------------------------------------------------------
           Less: Fee Waivers or Expense Reimbursements   -0.18%/2/
           ---------------------------------------------------------
           Net Expenses                                      1.00%
           ---------------------------------------------------------

Expense Example/3/
Expense Example/3/

                        1 Year 3 Years 5 Years 10 Years
                         $102   $357    $632    $1,416
                        -------------------------------

/1 /Information on the annual operating expenses reflects the expenses of both the Fund and the Capital Appreciation Portfolio, the master portfolio in which the Fund invested its assets until March 28, 2002. As of March 29, 2002, the Fund operated as a stand-alone Fund that directly acquires and changes its own portfolio of securities.

/2 /The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of September 30, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 1.00%.

/3 /For the first 12 months, the expense example takes into account fee waivers and reimbursements.

                              Scudder Mid Cap Fund -- Institutional Class  |  7

A Detailed Look at the Mid Cap Fund -- Institutional Class

Objective

         The Fund seeks long-term capital growth. Under normal circumstances, the Fund invests the majority of its assets in stock and other securities with equity characteristics of US companies with market capitalizations, at the time of purchase, within the market capitalization range of the S&P Mid-Cap 400 Index. We believe these companies contain the greatest concentration of businesses with significant growth prospects.

         The Fund invests for capital growth, not income; any dividend or interest income is incidental to the pursuit of its goal. While we give priority to capital growth, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we are not required to obtain their approval to do so.

Strategy

         The Fund invests primarily in equity securities of medium-sized growth-oriented companies. We focus on individual security selection rather than industry selection. The team uses an active process which combines financial analysis with company visits to evaluate management and strategies.

Principal Investments

         Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the S&P Mid-Cap 400 Index or securities with equity characteristics that provide ex-

--------------------------------------------------------------------------------

'Market capitalization' or 'market cap' provides an estimate of a company's value. It is calculated by multiplying the total number of a company's outstanding shares by the share's current price.



8 | Scudder Mid Cap Fund -- Institutional Class posure to those companies. It may also invest in convertible securities when it is more advantageous than investing in a company's common stock.

         The Fund may also invest up to 20% of its assets in stocks and other securities of companies based outside the United States. Under normal conditions, this tactic will not comprise a major element of its strategy.


Investment Process

         Company research lies at the heart of our investment process. We use a 'bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

         . The team focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

         . The team emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

         . The team generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

         . The team screens within the market capitalization range of the S&P
           Mid-Cap 400 Index for medium-sized companies with growth and profitability.

         Temporary Defensive Position. The Fund may, from time to time, adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in the common stock of larger companies, in fixed-income securities, or short-term money market securities. To the extent we adopt such a position and over the

--------------------------------------------------------------------------------

Convertible securities are bonds or preferred stock that give purchasers the right of exchange for a specified number of shares of a company's common stock at specified prices within a certain period of time. Purchasers receive regular interest payments until they exercise their exchange right.



                              Scudder Mid Cap Fund -- Institutional Class | 9 course of its duration, the Fund may not meet its goal of long-term capital growth.

Risks

         Below we set forth some of the prominent risks associated with investing in medium-sized companies, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

         Primary risks

         Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

         Stock Selection Risk. A risk that pervades all investing is the risk that the securities, in the Fund's portfolio will decline in value. The Fund follows a disciplined selling process to try to lessen this risk. We may sell a security if one or more of the following conditions take place:

         . there is a material change in the company's fundamentals;

         . the stock underperforms its industry peer group by 15% or more; or

         . the stock price reaches our expectations.

         Medium-Sized Company Risk. Medium-sized company stocks tend to experience steeper price fluctuations--down as well as up--than stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can pose added risk. Industrywide reversals have had a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks: when things are going poorly for a medium-sized company, it is harder to find a buyer for a medium-sized company's shares.

--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces its securities within a given period. Historically, Equity Appreciation and Mid Cap have had high portfolio turnover rates. High turnover can increase a Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.


10  |  Scudder Mid Cap Fund -- Institutional Class

         Foreign Investment Risk. To the extent that the Fund holds companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Since the 'numbers' themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial condition. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.


         Secondary risk

         Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas
         Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Limited, Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

         Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the Fund's investment advisor. As investment advisor, DeAM,Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the

                             Scudder Mid Cap Fund -- Institutional Class | 11 purchase and sale decisions. The investment advisor received a fee of 0.65% of the Fund's average daily net assets for its services in the last fiscal year. The investment advisor reimbursed a portion of its fee during the period. This is the same fee that Bankers Trust, the previous investment advisor to the Fund, received for its services in the last fiscal year. DeAM, Inc. became the investment advisor on April 30, 2001.

         DeAM, Inc. provides a full range of investment advisory services to retail and institutional clients, and as of September 30, 2001 had total assets of approximately $73.9 billion under management.

         DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

         Audrey M. T. Jones, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund.

         . Joined Deutsche Asset Management in 1986.

         . Portfolio manager with a primary focus on the credit sensitive, communication services, energy, process industries and transportation sectors.

         . 30 years of investment industry experience.

         . BBA from Pace University Lubin School of Business.

         Doris R. Klug, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund.

         . Joined Deutsche Asset Management in 2000.

         . Portfolio manager with primary focus on the consumer and capital goods sectors.

         . Vice President of Mutual of America from 1993 to 2000.

         . 21 years of financial industry experience.

         . MBA from New York University Stern School of Business.

12  |  Scudder Mid Cap Fund -- Institutional Class

         Bob Grandhi, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund.

         . Joined Deutsche Asset Management in 2001.

         . Portfolio manager with primary focus on the technology and healthcare sectors.

         . Portfolio manager at Monument Funds Group and Daiwa Securities from
           2000 to 2001 and 1990 to 2000, respectively.

         . 25 years of financial industry experience.

         . MS and MBA from Illinois Institute of Technology.

         Other Services. Investment Company Capital Corporation ('ICCC') provides administrative services--such as portfolio accounting, legal services and others--for the Fund. These are the same services that Bankers Trust, the previous administrator to the Fund provided. ICCC became the administrator on July 1, 2001. ICCC also serves as the Fund's transfer agent ('Transfer Agent').

         In addition, ICCC--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from the Fund;

         . answering your questions on the Fund's investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

         Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with ICCC. Service agents may charge additional fees to investors only for those services not otherwise included in the ICCC servicing agreement, such as cash management, or special trust or retirement-investment reporting.

                             Scudder Mid Cap Fund -- Institutional Class  |  13

How to Invest in the Fund

The following pages tell you how to invest in the Fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a service agent--for example, a workplace retirement plan, financial supermarket or financial advisor--your service agent may have its own policies or instructions, and you should follow those.

14  |  Scudder Mid Cap Fund -- Institutional Class

Buying and Selling Institutional Class Shares

         You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ('service agent'). Contact them for details on how to enter and pay for your order. The Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the Transfer Agent. Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

         Eligibility requirements

         You may buy Institutional Shares if you are any of the following:

         . An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

         . An employee benefit plan with assets of at least $50 million.

         . A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

         . A client of the private banking division of Deutsche Bank AG.

         . A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any Fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

         Investment minimums

         Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

         The minimum initial investment is waived for:

         . Investment advisory affiliates of Deutsche Bank Securities, Inc. or
           Scudder funds purchasing shares for the accounts of their investment advisory clients.

         . Employee benefit plans with assets of at least $50 million.

                             Scudder Mid Cap Fund -- Institutional Class  |  15

         . Clients of the private banking division of Deutsche Bank AG.

         . A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

         The Fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

         How to contact the Transfer Agent

            By Phone:         (800) 621-1048
            --------------------------------------------------------
            First Investments Investment Company Capital Corporation
            By Mail:          c/o Scudder Investments
                              P.O. Box 219356
                              Kansas City, MO 64121-9356
            --------------------------------------------------------
            Additional        Investment Company Capital Corporation
            Investments       c/o Scudder Investments
            By Mail:          P.O. Box 219154
                              Kansas City, MO 64121-9154
            --------------------------------------------------------
            By Overnight      Investment Company Capital Corporation
            mail:             c/o Scudder Investments
                              811 Main Street
                              Kansas City, MO 64105-2005
            --------------------------------------------------------
            By Fax (for       (800) 821-6234
            exchanging and
            selling shares
            only):
            --------------------------------------------------------

         You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

         How to open your fund account

         MAIL: Complete and sign the account application that
               accompanies this prospectus. (You may obtain
               additional applications by calling the Transfer Agent.)
               Mail the completed application along with a check
               payable to Scudder Mid Cap--Institutional Class--
               583 to Investment Company Capital Corporation. The
               addresses are shown under 'How to contact the
               Transfer Agent.'
         -------------------------------------------------------------
         WIRE: Call the Transfer Agent to set up a wire account.

         Please note that your account cannot become activated until we receive a completed application.

16  |  Scudder Mid Cap Fund -- Institutional Class

         How to buy and sell shares

         MAIL:

         Buying: Send your check, payable to 'Scudder Mid Cap--Institutional Class--583,' to the Transfer Agent. The addresses are shown above under 'How to contact the Transfer Agent.' Be sure to include the Fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to 'Scudder Funds' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

         Selling: Send a signed letter to the Transfer Agent with your name, your Fund number and account number, the Fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $250,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

         WIRE:

         Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Transfer Agent at (800) 621-1048 to notify us in advance of a wire transfer purchase. Inform the Transfer Agent representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) the next business day following your purchase.

           Bank Name:  Deutsche Bank Trust Company Americas
           ----------------------------------------------------------
           Routing No: 021001033
           ----------------------------------------------------------
           Attn:       Scudder Funds
           ----------------------------------------------------------
           DDA No:     00-226-296
           ----------------------------------------------------------
           FBO:        (Account name)
                       (Account number)
           ----------------------------------------------------------
           Credit:     Scudder Mid Cap Fund--Institutional Class--583
           ----------------------------------------------------------

                             Scudder Mid Cap Fund -- Institutional Class  |  17

         Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the Fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

         Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Transfer Agent at (800) 621-1048. Inform the Transfer Agent representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The Fund and its service agents reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 pm (Eastern time) to wire your account the next business day.

         TELEPHONE TRANSACTIONS:

         You may place orders to buy and sell over the phone by calling your service agent or the Transfer Agent at (800) 621-1048. If your shares are in an account with the Transfer Agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another Scudder fund by calling the Transfer Agent. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting the Transfer Agent at a later date.

18  |  Scudder Mid Cap Fund -- Institutional Class

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In either case, keep in mind that the information in this prospectus applies only to the Fund's Institutional Class. The Fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts.

                             Scudder Mid Cap Fund -- Institutional Class  |  19

         Policies about transactions

         The Fund is open for business each day the New York Stock Exchange is open. The Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

20  |  Scudder Mid Cap Fund -- Institutional Class

         We accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or internet based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more.
         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.

         We do not issue share certificates.

         You may have difficulty contacting the Transfer Agent by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Transfer Agent by telephone, you should make your request by mail.

         Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if the Fund determined that your purchase would be detrimental to the interests of its shareholders.

         We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

                             Scudder Mid Cap Fund -- Institutional Class  |  21

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases or sales. In addition, for exchange requests, we may require a shareholder to own shares of the Fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders, for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Transfer Agent for more information.

         Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

22  |  Scudder Mid Cap Fund -- Institutional Class

         How the Fund calculates share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

         Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Then price changes may ultimately affect the price of Fund shares the next time the Fund calculates its net asset value.

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early, the Fund will calculate its net asset value at the time of closing.

                             Scudder Mid Cap Fund -- Institutional Class  |  23

Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less

         . change, add, or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $250,000 for any reason other than a change in market value

24  |  Scudder Mid Cap Fund -- Institutional Class

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A Fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A Fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income at least annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gain distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash and even if a portion of the distribution represents a return of your purchase price.

         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

                             Scudder Mid Cap Fund -- Institutional Class  |  25

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions, if any, paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income Dividends                       Ordinary Income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary Income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder Fund) is generally a taxable transaction for you:

         Transaction                   Tax status
         Your sale of shares owned for Generally, long-term capital
         more than one year            gains or losses
         -------------------------------------------------------------
         Your sale of shares owned for Generally, short-term capital
         one year or less              gains or losses; losses subject
                                       to special rules
         -------------------------------------------------------------

         Your Fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

26  |  Scudder Mid Cap Fund -- Institutional Class

Financial Highlights


The table below provides a picture of the Fund's financial performance for the most recent fiscal year. The information selected reflects financial results for a single Fund share. The total return in the table represents the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of any interest income and distributions). The information in the table reflects financial results for Mid Cap--Institutional Class share's actual results from its reorganization on August 31, 2000 until September 30, 2001. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.
Institutional Class shares

                                                                              For the Period
                                                                             August 31, 2000
                                                        For the Year Ended       through
                                                        September 30, 2001 September 30, 2000/1/

Per share operating performance:
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $17.57              $18.60
------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------
Net investment (expenses in excess of) income                   0.01               (0.00)/2/
------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
transactions                                                   (6.42)              (1.03)
------------------------------------------------------------------------------------------------
Total from investment operations                               (6.41)              (1.03)
------------------------------------------------------------------------------------------------
Distributions to shareholders
------------------------------------------------------------------------------------------------
Net realized capital gains from investment transactions        (0.47)                 --
------------------------------------------------------------------------------------------------
Net asset value, end of period                                $10.69              $17.57
------------------------------------------------------------------------------------------------
Total investment return                                       (37.15)%             (5.54)%
------------------------------------------------------------------------------------------------

Supplemental data and ratios:
------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                      $231,395            $414,320
------------------------------------------------------------------------------------------------
Ratios to average net assets:
------------------------------------------------------------------------------------------------
Net investment income/(expenses in excess of income)            0.04%              (0.17)%/3/
------------------------------------------------------------------------------------------------
Expenses after waivers                                          1.00%               1.00%/3/
------------------------------------------------------------------------------------------------
Expenses before waivers                                         1.18%               1.45%/3/
------------------------------------------------------------------------------------------------
Portfolio turnover rate/4/                                       251%               1.46%
------------------------------------------------------------------------------------------------

/1/ At the close of business on 8/31/00, shares of Equity
    Appreciation--Institutional Class converted to Institutional Class of Mid Cap. Equity Appreciation was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap.

/2/ Amount is less than 0.01

/3/ Annualized.

/4/ The portfolio turnover rate is for the fiscal year end at 9/30/00 of the master portfolio that the fund invests all its assets which is Capital Appreciation Portfolio.

                             Scudder Mid Cap Fund -- Institutional Class  |  27

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]



[LOGO]
SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                        Mid Cap Fund--       CUSIP#
                        Institutional Class: 055.922.637
                        BT Investment Funds
                                             811-4760

                                    [GRAPHIC]


  Printed on recycled paper.  (08/19/02) SMIDCF-1-IN

                                    [GRAPHIC]



Prospectus

                     January 28, 2002, as revised August 19, 2002

                Scudder PreservationPlus Income Fund

                The Fund is designed exclusively for IRAs, 401(k)s, 403(b)s and other similar plans.


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

PreservationPlus Income Fund

                      Overview of the
                      PreservationPlus Income Fund

                      3   Goal

                      3   Core Strategy

                      3   Investment Policies and
                          Strategies

                      4   Principal Risks of Investing in
                          the Fund

                      4   Who Should Consider Investing
                          in the Fund

                      6   Total Returns, After Fees and
                          Expenses

                      8   Annual Fund Operating
                          Expenses

                       A Detailed Look at the
                       PreservationPlus Income Fund

                       10  Objective

                       10  Strategy

                       10  Principal Investments

                       14  Investment Process

                       16  Risks

                       19  Management of the Fund

                       22  Calculating the Fund's Share
                           Price

                       23  Dividends and Distributions

                       23  Tax Considerations

                       24  Buying and Selling Fund Shares

                       31  Financial Highlights

Overview of the PreservationPlus Income Fund

Goal: The Fund seeks a high level of current income while seeking to maintain a stable value per share.

Core Strategy: The Fund invests primarily in fixed income securities. The Fund also enters into contracts with financial institutions that are designed to stabilize the Fund's share value.

Investment Policies and Strategies: The Fund invests all of its assets in a master portfolio with the same investment goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing in fixed income securities of varying maturities, money market instruments and futures and options (including futures and options traded on foreign exchanges, such as bond and equity indices of foreign countries). The Fund attempts to maintain a stable share value by entering into contracts, called Wrapper Agreements, with financial institutions, such as insurance companies and banks.


                                     Scudder PreservationPlus Income Fund  |  3

Principal Risks of Investing in the Fund

         Although the Fund seeks to preserve a stable share value, there are risks associated with fixed income investing. For example, the value of fixed income securities could fluctuate or fall if:

         . There is a sharp rise in interest rates.

         . An issuer's creditworthiness declines.

         . Changes in interest rates or economic downturns have a negative effect on issuers in the financial services industry.

         . Securities we have selected may not perform as expected.

         . A price quotation may not be readily available and the Fund may not be able to sell a security at a price that reflects our estimate of its value.

         . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its value on foreign investments.

         . The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

         . The risk that we incorrectly judge the potential risks and rewards of investing in derivatives.

         The Fund attempts to offset these risks by entering into Wrapper Agreements. The use of Wrapper Agreements has its own risks, including:

         . The possibility of default by a financial institution providing a Wrapper Agreement ('Wrapper Provider').

         . The inability of the Fund to obtain Wrapper Agreements covering the Fund's assets.

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking current income higher than money market mutual funds over most time periods and to preserve the value of your investment. The Fund is offered as an alternative to short-term bond funds and as a comparable investment to stable value or guaranteed investment contract options offered in employee benefit plans.

4  |  Scudder PreservationPlus Income Fund

         PreservationPlus Income Fund offers shares only to individual retirement accounts (IRAs) and to employees investing through participant-directed employee benefit plans. IRAs include traditional IRAs, Roth IRAs, education IRAs, simplified employee pension IRAs (SEP
         IRAs), savings incentive match plans for employees (SIMPLE IRAs), and Keogh plans. Read this prospectus carefully before investing.

         You should not consider investing in PreservationPlus Income Fund if you seek capital growth. Although it provides a convenient means of diversifying short-term investments, the Fund by itself does not constitute a balanced investment program.

         An investment in PreservationPlus Income Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve a stable share value, it is possible to lose money by investing in the Fund.

                                     Scudder PreservationPlus Income Fund  |  5

Total Returns, After Fees and Expenses

The bar chart on this page and the table on the following page can help you evaluate the potential risks and rewards of investing in the Fund. The bar chart shows the Fund's actual return for each full calendar year since it began selling shares on December 23, 1998 (its inception date). The table compares the Fund's average annual return for the one year period and since inception ended December 31, 2001 with the Lehman 1-3 Year Government/Credit Index, the iMoneyNet First Tier Retail Money Funds Average and the Wrapped Lehman Intermediate Aggregate Income Index. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results. Total returns for the Fund assume that an investor did not pay a redemption fee at the end of the periods shown. Total return reflects the expense waivers in place during the periods presented. In their absence returns would have been lower.

As of December 31, 2001, the Fund's 30-day yield was 5.46%.


--------------------------------------------------------------------------------

The Lehman 1-3 Year Government/Credit Index is a widely accepted benchmark of short-term fixed income securities. It is a total return index consisting of US Government agency securities, US Government Treasury securities and investment grade corporate debt securities with maturities of one to three years. The Wrapped Lehman Intermediate Aggregate Income Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Index and a book value wrapper agreement, at an assumed expense level of 0.20%. The Wrapped Lehman Intermediate Aggregate Income Index more closely reflects the market sector in which the Fund invests than the other Lehman index. The iMoneyNet First Tier Retail Money Funds Average provides an unweighted average return, net of fees and expenses, of all money market mutual funds that invested in non-Government securities, but the average is restricted to those money market instruments rated first tier (the top rating) by two or more nationally recognized statistical rating organizations.



The 30-day yield is a measure of the income generated by the Fund over a thirty-day period. This amount is then annualized, which means that we assume the Fund generates the same income every month for a year. The 'total return' of the Fund is the change in the value of an investment in the Fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the Fund over a given period.

         Year-by-Year Returns (each full calendar year since inception)

            [CHART]

  1999     2000    2001
 -----    -----   -----
 5.99%    6.74%   6.14%

Since inception, the Fund's highest return in any calendar quarter was 1.67% (third quarter 2000) and its lowest quarterly return was 1.26% (first quarter
1999). Past performance offers no indication of how the Fund will perform in the future.

6  |  Scudder PreservationPlus Income Fund

Performance for Periods Ended December 31, 2001
Average Annual Returns
                                                               Since Inception
                                                      1 Year (December 23, 1998)
--------------------------------------------------------------------------------
PreservationPlus Income Fund                          6.14%         6.27%
--------------------------------------------------------------------------------
Lehman 1-3 Year Government/Credit Index/1/            8.78%         6.64%
--------------------------------------------------------------------------------
iMoneyNet First Tier Retail Money Market Funds
Average/1/                                            3.56%         4.66%
--------------------------------------------------------------------------------
Wrapped Lehman Intermediate Aggregate Income Index/1/ 6.09%         5.91%
--------------------------------------------------------------------------------

/1/ The benchmarks are calculated from December 31, 1998.

                                     Scudder PreservationPlus Income Fund  |  7

Annual Fund Operating Expenses

(expenses paid from Fund assets)

The Shareholder Fees and Annual Fees and Expenses tables below describe the fees and expenses that you may pay if you buy and hold shares of PreservationPlus Income Fund.

Under normal circumstances, on shares purchased directly from the Fund, qualified IRA redemptions and qualified plan redemptions that are directed by plan participants are not subject to a redemption fee. All other redemptions are subject to a redemption fee of 2% on the proceeds of the redemption on any day that the 'Interest Rate Trigger' is 'active,' as described under 'Buying and Selling Fund Shares.' Shareholders who purchase through certain platforms may pay a redemption fee on qualified IRA and Plan redemptions. Shareholders should check with their platform's representative directly.


Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases                                      None
-----------------------------------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends                                   None
-----------------------------------------------------------------------------------
Maximum Redemption Fee (as a percentage of amount redeemed, as applicable) 2.00%/1/
-----------------------------------------------------------------------------------

Annual Fees and Expenses
                                                                       Percentage of
                                                                       Average Daily
                                                                       Net Assets/2/
Management Fees                                                              0.70%
------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                  None
------------------------------------------------------------------------------------
Other Fund Operating Expenses (including a 0.25% shareholder servicing
fee)                                                                      2.30%/3/
------------------------------------------------------------------------------------
Total Fund Operating Expenses                                                3.00%
------------------------------------------------------------------------------------
Less: Fee Waivers or Expense Reimbursements                              -1.50%/4/
------------------------------------------------------------------------------------
Net Expenses                                                              1.50%/5/
------------------------------------------------------------------------------------

/1/ The redemption fee payable to the master portfolio is designed primarily to lessen those costs associated with such redemptions including transaction costs of selling securities to meet redemptions, as well as the adverse impact of such redemptions on the premiums paid for Wrapper Agreements and the yield on Wrapper Agreements. The redemption fee may also have the effect of discouraging redemptions by shareholders attempting to take advantage of short-term interest rate movements.

  The amount of, and method of applying, the Redemption Fee, including the operation of the Interest Rate Trigger, may be changed in the future. Shares currently offered in this prospectus would be subject to the combination of Redemption Fee and Interest Rate Trigger described in this prospectus.

8  |  Scudder PreservationPlus Income Fund

Expense Example. This example illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same, and that you sold your shares at the end of the period. The expense example does not include a redemption fee.

You may use this hypothetical example to compare the Fund's expense history with other funds./2/ Your actual costs may be higher or lower.

Expense Example/6/

                        1 Year 3 Years 5 Years 10 Years
                         $153   $474    $818    $2,187
                        -------------------------------

/2/ Information on the annual operating expenses reflects the expenses of both the Fund and the PreservationPlus Income Portfolio, the master portfolio into which PreservationPlus Income Fund invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the 'Organizational Structure' section of this prospectus.) The Fund will reduce its advisory fee to 0.10% of its average daily net assets with respect to its assets invested in the Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund), an affiliated mutual fund. The Fund will pay its pro rata share of the operating expenses, including the investment advisory fee, of any mutual fund in which it invests.

/3/ 'Other Expenses' include the annual premium rates the Fund pays for Wrapper
    Agreements.

/4/ The investment advisor and administrator have contractually agreed, for the 10-year period beginning January 31, 2000, to waive their fees and reimburse expenses including the annual premiums on Wrapper Agreements so that total expenses will not exceed 1.50%.

/5/ The investment advisor and administrator have voluntarily agreed to waive their fees and reimburse expenses so that total expenses will not exceed 1.00%. These voluntary waivers and reimbursements may be terminated or adjusted at any time without notice to shareholders.

/6/ For the first eight years, the expense example takes into account the contractual fee waivers and reimbursements.

                                     Scudder PreservationPlus Income Fund  |  9

A Detailed Look at the PreservationPlus Income Fund

Objective

         PreservationPlus Income Fund seeks a high level of current income while seeking to maintain a stable value per share.

         The Fund invests for current income; capital appreciation is not a goal of the Fund. While we give priority to earning income and maintaining the value of the Fund's principal, we cannot offer any assurance of achieving this goal.

Strategy

         The Fund seeks current income that is higher than that of money market funds by investing in fixed income securities with varying maturities and maintaining an average portfolio duration of 2.5 to 4.5 years. In addition, the Fund enters into Wrapper Agreements designed to stabilize the Fund's share value. Wrapper Agreements are provided by financial institutions, such as insurance companies and banks. In an attempt to enhance return, the Fund also employs a global asset allocation strategy, which evaluates the equity, bond, cash and currency opportunities across domestic and international markets.

Principal Investments

         Fixed Income Securities. The Fund invests at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (or, if unrated, are de-

--------------------------------------------------------------------------------

Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates. Investors in longer-duration bonds face more risk as interest rates rise--but also are more likely to receive more income from their investment to compensate for the risk.


10  |   Scudder PreservationPlus Income Fund
         termined by us to be of similar quality). The Fund may also invest up to 10% of its assets in high yield debt securities (also known as junk bonds). To gain exposure to high yield debt securities, the Fund may purchase high yield debt securities directly or invest in the Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund), an affiliated mutual fund. If the Fund gains exposure to high yield debt securities by investing directly, the Fund will invest in securities rated in the fifth and sixth long-term rating categories by a nationally recognized statistical rating organization (or, if unrated, are determined by us to be of similar quality). If the Fund gains exposure to the high yield debt securities by investing in the Scudder High Income Plus Fund, it will gain greater diversification by holding more securities of varying risks than the Fund could gain buying individual securities. The Scudder High Income Plus Fund is permitted to invest in securities of lower credit ratings than those the Fund could invest in if it makes direct purchases of high yield debt securities. The Scudder High Income Plus Fund is not rated. Additional information about the Scudder High Income Plus Fund's investment policies are included in its prospectus.

         Fixed income securities in which the Fund may invest include the following:

         . US government securities that are issued or guaranteed by the US
           Treasury, or by agencies or instrumentalities of the US government.

         . US dollar-denominated securities issued by domestic or foreign corporations, foreign governments or supranational entities.

         . US dollar-denominated asset-backed securities issued by domestic or foreign entities.

         . Mortgage pass-through securities issued by governmental and non-governmental issuers.

         . Collateralized mortgage obligations, real estate mortgage investment conduits and commercial mortgage backed securities.

         . Obligations issued or guaranteed, or backed by securities issued or guaranteed, by the US government, or any of its agencies or instrumentalities, including CATS, TIGRs, TRs and zero coupon securities, which are securities consisting of either the principal component or the interest component of a US Treasury bond.

                                    Scudder PreservationPlus Income Fund  |  11

         We employ the following policies to attempt to reduce the risks involved in investing in fixed income securities:

         . We allocate assets among a diversified group of issuers.

         . We primarily invest in fixed income securities that are rated, at the time of purchase, within the top four rating categories as rated by Moody's Investors Service, Inc., Standard & Poor's Ratings Service or Fitch, another nationally recognized statistical rating organization, or, if unrated, are determined by us to be of comparable quality.

         . We target an average portfolio duration of 2.5 to 4.5 years by investing in fixed income securities with short- to intermediate-term maturities. Generally, rates of short-term investments fluctuate less than longer-term investments.

         Wrapper Agreements. The Fund enters into Wrapper Agreements with insurance companies, banks and other financial institutions. Unlike traditional fixed income portfolios, the Fund's use of Wrapper Agreements should offset substantially the price fluctuations typically associated with fixed income securities. In using Wrapper Agreements, the Fund seeks to eliminate the effect of any gains or losses on its value per share. Wrapper Agreements obligate the Wrapper Provider to maintain the book value of the Covered Assets up to specified amounts, under certain circumstances. In general, if the Fund sells securities to meet shareholder redemptions and the market value (plus accrued interest) of those securities is less than their book value, the Wrapper Provider must pay the difference to the Fund. On the other hand, if the Fund sells securities and the market value (plus accrued interest) is more than the book value, the Fund must pay the difference to the Wrapper Provider. The circum-

--------------------------------------------------------------------------------

Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Book value of the Covered Assets is generally their purchase price, plus interest accrued at the crediting rate, less any adjustments for deposits or withdraws or for defaulted or impaired securities (as specified in the Wrapper Agreements).


The Crediting Rate:

.. Is the anticipated yield, or an index-based approximation thereof, on the Covered Assets adjusted for amortization of the difference between the book value and the market value of the Covered Assets; and.

.. Is a significant component of the Fund's yield.

12 | Scudder PreservationPlus Income Fund stances under which payments are made and the timing of payments between the Fund and the Wrapper Provider vary. More than one Wrapper Provider provides coverage with respect to the same securities and pays, when applicable, based on the pro rata portion of the Fund's assets that it covers.

         We employ the following policies to attempt to reduce the risks involved in using Wrapper Agreements:

         . We enter into Wrapper Agreements with multiple issuers, each of which has received a high quality rating.

         . We monitor, on a continual basis, the financial well-being of the issuers of the securities in which the Fund invests and the Wrapper Providers providing Wrapper Agreements to the Fund.

         Generally, unless the Wrapper Agreement requires the sale of a security that has been downgraded below a specified rating, the Fund is not required to dispose of any security or Wrapper Agreement whose issuer's rating has been downgraded.

         Short-Term Investments. The Fund will also invest in short-term investments, including money market mutual funds, to meet shareholder withdrawals and other liquidity needs. These short-term investments, such as commercial paper and certificates of deposit, will be rated, at the time of purchase, within one of the top two short-term rating categories by a nationally recognized statistical rating organization, or if unrated, are determined by us to be of similar quality.

         Derivative Instruments. The Fund may invest in various instruments commonly known as 'derivatives' to increase its exposure to certain groups of securities. The derivatives that the Fund may use include futures contracts, options on futures contracts and forward contracts. The Fund may use derivatives to keep cash on hand to meet shareholder redemptions, as a hedging strategy to maintain a

--------------------------------------------------------------------------------


A high quality rating means a security is rated within the top two long-term ratings categories by a nationally recognized statistical rating organization.

Futures contracts, options on futures contracts and forward contracts are commonly used for traditional hedging purposes to attempt to protect an investor from the risks of changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.


                                    Scudder PreservationPlus Income Fund  |  13
         specific portfolio duration, or to protect against market risk. When employing the global asset allocation strategy, the Fund may use derivatives for leveraging, which is a way to attempt to enhance returns. We will only use these securities if we believe that their return potential more than compensates for the extra risks associated with using them.

         Other Investments. The Fund may also invest in and utilize the following investments and investment techniques and practices: Rule 144A securities, to be announced (TBA) securities, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls.

Investment Process

         The Fund's investment strategy emphasizes a diversified exposure to higher yielding mortgage, corporate and asset-backed sectors of the investment grade fixed income markets. The investment process focuses on a top-down approach, first focused on the sector allocations, then using relative value analysis to select the best securities within each sector. To select securities, we analyze such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds. Recently, the Fund has had a low portfolio turnover rate.

         The Fund also enters into Wrapper Agreements, which seek to offset price fluctuations of the fixed income securities and, as a result, provide a stable value per share for the Fund. A primary emphasis is placed on assessing the credit quality of financial institutions that may provide a Wrapper Agreement to the Fund. We perform proprietary credit analysis on a large universe of issuers. We actively manage the negotiation and maintenance of these Wrapper Agreements.

         The global asset allocation strategy attempts to enhance long-term returns and manage risk by responding effectively to changes in global markets using instruments including but not limited to futures, options and currency forwards. This strategy employs a multi-factor global asset allocation model that evaluates equity, bond, cash and currency opportunities across domestic and international markets.


14  |  Scudder PreservationPlus Income Fund

Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the securities it holds within a given period.


--------------------------------------------------------------------------------

         In implementing the global asset allocation strategy, the Fund invests in options and futures based on any type of security or index including options and futures traded on foreign exchanges, such as bond and equity indices of foreign countries. Some options and futures strategies, including selling futures, buying puts and writing calls, hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the Fund's market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

         The Fund may also enter into forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies and may purchase securities indexed to foreign currencies. Currency management strategies allow us to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the US dollar. Successful implementation of the global asset allocation strategy depends on our judgment as to the potential risks and rewards of implementing the different types of strategies.

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We may invest up to 100% of the Fund's assets in short-term obligations within one of the top two investment grade ratings, if the situated warranted. These short-term obligations may not be covered by a Wrapper Agreement. To the extent such a position is adopted and over the course of its duration, the Fund may not meet its goal of a high level of current income or a stable net asset value.


                                    Scudder PreservationPlus Income Fund  |  15

Risks

         Below we set forth some of the prominent risks associated with fixed income investing, the use of Wrapper Agreements, as well as the risks of investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

         Primary risks

         Interest Rate Risk. All debt securities face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise (and increase in value when interest rates fall).

         Credit Risk. An investor purchasing a fixed income security faces the risk that the value of the security may decline because the creditworthiness of the issuer may decline or the issuer may fail to make timely payment of interest or principal.

         Wrapper Agreement Risk. Although the Fund uses Wrapper Agreements to attempt to maintain a stable value per share, there are risks associated with the Wrapper Agreements, including:

         . A Wrapper Provider could default, which could cause the Fund's share value to fluctuate and could result in losses for plan participants who sell their shares.

         . The Wrapper Agreements may require the Fund to maintain a certain percentage of its assets in short-term investments. This could result in a lower return than if the Fund invested those assets in longer-term securities. The Fund may elect not to cover a fixed income security with a remaining maturity of 60 days or less, cash or short-term investments with Wrapper Agreements.

         . The Wrapper Agreements generally do not protect the Fund from loss caused by a fixed income security issuer's default on principal or interest payments.

         . The Fund may not be able to obtain Wrapper Agreements to cover all of its assets.

         . If a Wrapper Provider is unable to make timely payments, the Fund's
           Board may determine the fair value of that Wrapper Agreement to be less than the difference between the book value and the market value, which could cause the Fund's net asset value to fluctuate.

16  |  Scudder PreservationPlus Income Fund

         . Compared to investing in a traditional fixed income fund, the Fund trades the potential for capital appreciation and some yield for protection from a decline in the value of its holdings caused by changes in interest rates.

         Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.

         Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

         Security Selection Risk. While the Fund invests in short- to intermediate-term securities, which by nature are relatively stable investments, the risk remains that the securities we have selected will not perform as expected. This could cause the Fund's returns to lag behind those of money market funds.

         Liquidity Risk. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects our estimate of its value. Because there is no active trading market for Wrapper Agreements, the Fund's investments in the Wrapper Agreements are considered illiquid. In an effort to minimize this risk, the Fund limits its investments in illiquid securities, including Wrapper Agreements, to 15% of net assets.

         Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth under procedures adopted by the Board of Trustees. If Wrapper Agreements are not in place, this procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

                                    Scudder PreservationPlus Income Fund  |  17

         According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value and the market value (plus accrued interest) of the Fund's assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements. If the Board of Trustees determines that a Wrapper Agreement should not be valued this way, the net asset value of the Fund could fluctuate.

         Derivative Risk. Derivatives are more volatile and less liquid than traditional fixed income securities. Risks associated with derivatives include:

         . the derivative may not fully offset the underlying positions;

         . the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

         . the possibility the Fund cannot sell the derivative because of an illiquid secondary market.

         The use of derivatives for leveraging purposes tends to magnify the effect of an instrument's price changes as market conditions change.

         If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than other investments.

         Foreign Investment Risk. To the extent that the Fund invests in securities traded on exchanges outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the 'numbers' themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial condition. Finally, the currency of the country in which the Fund has invested could decline

18 | Scudder PreservationPlus Income Fund relative to the value of the US dollar, which would decrease the value of the investment to US investors.

         Secondary risk

         Lower Rated Securities. The Fund may invest in debt securities rated in the fifth and sixth long-term ratings categories directly or through the Scudder High Income Plus Fund. The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the lower-rated securities are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures adopted by the Board of Trustees. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, our research and credit analysis are an especially important part of managing securities of this type.

         In considering investments for the Fund, we attempt to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. Our analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.

                                    Scudder PreservationPlus Income Fund  |  19

         Investment Advisor. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ('DeAM, Inc.'), with headquarters at 280 Park Avenue, New York, NY 10017, acts as the Fund's investment advisor. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The investment advisor received a fee of 0.70% of the Fund's average daily net assets for its services in the last fiscal year. The investment advisor waived a portion of its fee during the period. This is the same fee that Bankers Trust Company (now known as Deutsche Bank Trust Company Americas), the previous investment advisor to the Fund, received for its services in the last fiscal year. DeAM, Inc. became the investment advisor on April 30, 2001.

         As of September 30, 2001, DeAM, Inc. had total assets under management of approximately $190 billion. As of September 30, 2001, DeAM, Inc. managed approximately $16.2 billion in stable value assets.

         Deutsche Bank AG, an international commercial and investment banking group, is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

         Eric Kirsch, CFA

         . Managing Director of the investment advisor.

         . Portfolio Manager of the master portfolio since its inception.

         . Joined the investment advisor in 1980.

         . Head of the Stable Value investment group.

         Louis R. D'Arienzo

         . Director of the investment advisor.

         . Portfolio Manager of the fixed income portion of the master portfolio since its inception.

20  |  Scudder PreservationPlus Income Fund

         . Joined the investment advisor in 1981.

         . Portfolio Manager in the Structured Fixed Income investment group.

         John D. Axtell

         . Managing Director of the investment advisor.

         . Portfolio Manager overseeing the Wrapper Agreements in the master portfolio since its inception.

         . Joined the investment advisor in 1990.

         . Portfolio Manager in the Stable Value investment group.

         Other Services. Investment Company Capital Corporation ('ICCC') provides administrative services--such as portfolio accounting, legal services and others--for the Fund. These are the same services that Bankers Trust Company (now known as Deutsche Bank Trust Company Americas), the previous administrator to the Fund provided. ICCC became the administrator on July 1, 2001. ICCC also serves as the Fund's transfer agent ('Transfer Agent').

         In addition, ICCC--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from the Fund;

         . answering your questions on the Fund's investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

         Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with ICCC. Service agents may charge additional fees to investors only for those services not otherwise included in the ICCC servicing agreement, such as cash management, or special trust or retirement-investment reporting.

                                    Scudder PreservationPlus Income Fund  |  21

         Organizational Structure. The Fund is a 'feeder fund' that invests all of its assets in a 'master portfolio,' the PreservationPlus Income Portfolio. The Fund and the master portfolio have the same investment objective. The master portfolio is advised by DeAM, Inc.

         The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio or take other action.

Calculating the Fund's Share Price

         We calculate the daily price of a Fund's shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

         The formula calls for deducting all of a Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time the NAV is calculated.)


         We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine its value by the

--------------------------------------------------------------------------------

The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in

February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

22 | Scudder PreservationPlus Income Fund method that most accurately reflects its fair value under procedures adopted by the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value and the market value (plus accrued interest) of the Fund's assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements.

Dividends and Distributions

         Income dividends, if any, for the Fund are declared daily and paid monthly. The Fund reserves the right to include in the daily dividend any short-term capital gains on securities that it sells. Also, the Fund will normally declare and pay at least annually any long-term capital gains as well as any short-term capital gains that it did not distribute during the year.

         On occasion, the dividends the Fund distributes may differ from the income the Fund earns. When the Fund's income exceeds the amount distributed to shareholders, the Fund may make an additional distribution. When an additional distribution is necessary, the Board of Trustees may declare a reverse stock split to occur at the same time the additional distribution is made. Making the additional distribution simultaneously with the reverse stock split will minimize fluctuations in the net asset value of the Fund's shares.

         We automatically reinvest all dividends and capital gains, if any, unless you elect to receive your distributions in cash.

Tax Considerations

         The Fund does not ordinarily pay any US federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund.


--------------------------------------------------------------------------------


A reverse stock split reduces the number of total shares the Fund has outstanding. The market value of the shares will be the same after the stock split as before the split, but each share will be worth more.


                                    Scudder PreservationPlus Income Fund  |  23

         For IRA Owners and plan participants utilizing the Fund as an investment option under their plan, dividend and capital gain distributions from the Fund generally will not be subject to current taxation, but will accumulate on a tax-deferred basis. While shares of the Fund are not generally offered to taxable investors, income and capital gains earned by the Fund and distributed to taxable investors will be subject to income taxation.

         Because each participant's tax circumstances are unique and because the tax laws governing plans are complex and subject to change, we recommend that you consult your plan administrator, your plan's Summary Plan Description, and/or your tax advisor about the tax consequences of your participation in your plan and of any plan contributions or withdrawals.

Buying and Selling Fund Shares

         How to contact the Transfer Agent

            By Phone:         1-800-621-1048
            --------------------------------------------------------
            First Investments Investment Company Capital Corporation
            By Mail:          c/o Scudder Investments
                              P.O. Box 219356
                              Kansas City, MO 64121-9356
            --------------------------------------------------------
            Additional        Investment Company Capital Corporation
            Investments By    c/o Scudder Investments
            Mail:             P.O. Box 219154
                              Kansas City, MO 64121-9154
            --------------------------------------------------------
            By Overnight      Investment Company Capital Corporation
            Mail:             c/o Scudder Investments
                              811 Main Street
                              Kansas City, MO 64105-2005
            --------------------------------------------------------
            By Fax (for       (800) 821-6234
            exchanging and
            selling shares
            only):
            --------------------------------------------------------

24  |  Scudder PreservationPlus Income Fund

         Minimum account investments

                              To open an      $500
                              account
                              --------------------
                              To add to an    $50
                              account
                              --------------------
                              Minimum account $500
                              balance
                              --------------------

         The Fund and its service providers reserve the right to, from time to time and in their discretion, waive or reduce the investment minimum.

         IRAs

         Purchasing Shares. Please contact your IRA service agent for information on purchasing shares. If you established your IRA with Scudder mutual funds, you may purchase additional shares by contacting the Transfer Agent.

         Redeeming Shares. All redemption requests must be made in writing and must include the reason you are selling your shares. Call the Transfer Agent at 1-800-621-1048 or your service agent to request a redemption form. When the Interest Rate Trigger (as explained below) is active, redemptions that are not qualified IRA redemptions, as described in the next section, will be subject to the 2% redemption fee. Therefore, it is important to consult with your IRA service agent and/or a professional tax advisor regarding the terms, conditions and tax consequences of withdrawal of IRAs. If you purchase shares directly from the Fund and your redemption is a qualified IRA redemption you will not pay a redemption fee even if the Interest Rate Trigger is 'active'. Generally, qualified IRA redemptions are those made solely for a distribution from an IRA owner's account that is not subject to an IRS penalty tax and is not later transferred to a different IRA account. Examples of qualified IRA redemptions are those made for a distribution from the account of an IRA owner:

         . Who is over the age of 59 1/2;

         . Who is deceased;

         . Who has become disabled;

         . Who has elected to take a steady stream of distributions over their life expectancy;

         . Who is using the proceeds for education expenses, provided the account is an education IRA; or

                                    Scudder PreservationPlus Income Fund  |  25

         . Who will use the proceeds of the distribution for the first time purchase of a home, unreimbursed medical expenses, medical insurance, for a qualified domestic relations order, etc.

         Certain redemptions that are not considered qualified IRA redemptions include those that result in:

         . an exchange to an alternative investment within the IRA owners account (regardless of age);

         . a trust-to-trust transfer or rollover, unless the IRA owner continues the investment of the transferred amount in the Fund; or

         . a distribution from the IRA owner's account that will be subject to an IRS penalty tax.

         We may request supporting documentation to verify that a requested redemption is qualified.

         For complete information, please contact your IRA service agent.

         Shareholders who purchase through certain mutual fund supermarkets or other intermediary 'platforms' will be charged the redemption fee for both qualified and non-qualified redemptions if the Interest Rate Trigger is 'active'. You should consult with your platform representative to determine whether the redemption fee is applicable to your shares.

         Participant-directed employee benefit plans

         Purchasing Shares. You must contact your plan administrator for information on how to purchase shares. Your plan may have specific provisions with respect to the timing and method of share purchases, exchanges and redemptions by its participants. Plan administrators and fiduciaries should call 1-800-621-1048 for information regarding a plan's account with the Fund.

--------------------------------------------------------------------------------

Alternative investment is any other investment fund, vehicle, security or instrument.

IRS penalty tax is a penalty tax (typically 10%) imposed under the Internal Revenue Code on certain distributions from an IRA owner's account.

26  |  Scudder PreservationPlus Income Fund

         Redeeming Shares. You must contact your plan administrator for information on how to redeem shares. Generally, there will be no redemption fee assessed for qualified plan redemptions, which are:

         . Redemptions resulting from the plan participant's death, disability, retirement or termination of employment;

         . Redemptions to fund loans to, or 'in service' withdrawals by, a plan participant; and

         . Transfers to other plan investment options that are not competing funds* if:

           . your plan does not allow direct transfers from the Fund to competing funds; and

           . your plan requires transfers between the Fund and a non-competing fund to remain in the non-competing fund for a period of at least three months before transfer to a competing fund.

         All other redemptions of shares will be subject to the 2% redemption fee, if the Interest Rate Trigger is active. Specifically, if your plan allows transfers to competing funds or if they do not require transfers between the Fund and a non-competing fund to remain in the non-competing fund for a period of at least three months before transfer to a competing fund, all transfers will be subject to a redemption fee.

         The Fund reserves the right to require written verification of whether a redemption request is for a qualified plan redemption in accordance with plan provisions and to establish the authenticity of this information before processing a redemption request. Normally, the Fund will make payment for all shares redeemed within one business day after a request is received. In no event will payment be made more than seven calendar days after receipt of a redemption request in good order.

--------------------------------------------------------------------------------

*Competing funds are any fixed income investment options with a targeted average duration of three years or less, or any investment option that seeks to maintain a stable value per unit or share, including money market funds.


                                    Scudder PreservationPlus Income Fund  |  27

         The value of shares at the time of redemption may be more or less than the plan participant's cost at the time of purchase, depending upon the then-current market value of the Fund's assets (its interest in the master portfolio). Plan participants should consult with their plan administrator and/or professional tax advisor with respect to the terms and conditions for withdrawal from, or redemption of their interests in, their plan.

         Interest rate trigger

         Qualified IRA redemptions and qualified plan redemptions (as described above) are not subject to the redemption fee at any time, except as noted above for investments made through certain platforms. All other redemptions are subject to the redemption fee, in the amount of 2%, on the proceeds of such redemptions of shares by shareholders on any day that the 'Interest Rate Trigger' (as described below) is 'active,' and not subject to those charges on days that the Interest Rate Trigger is 'inactive.' The Interest Rate Trigger is active on any day when, as of the preceding day, the 'Reference Index Yield' exceeds the sum of the 'Annual Effective Yield' of the PreservationPlus Income Portfolio plus 1.55%. The Reference Index Yield on any determination date is the previous day's closing 'Yield to Worst' on the Lehman Brothers Intermediate Treasury Bond Index(R). The status of the Interest Rate Trigger will either be 'active' or 'inactive' on any day, and shall be determined on every day that the NAV is calculated for the Fund. Once the Interest Rate Trigger is active, it remains active every day until the Reference Index Yield is less than the sum of the Annual Effective Yield of the Portfolio plus 1.30%, at which time the Interest Rate Trigger becomes inactive on the following day and remains inactive every day thereafter until it becomes active again. An example of when and how the redemption fee will apply to the redemption of shares follows.

         The Annual Effective Yield of the Portfolio is intended to represent one day's investment income expressed as an annualized yield and compounded annually. The Annual Effective Yield of the Portfolio shall be expressed as a percentage and calculated on each business day as follows based on the dividend declared for the previous day:

         [1 + (Previous Day's Dividend Factor / NAV Per Share) ^365]-1

         Please note that the annual effective yield of the Fund will be lower than the annual effective yield of the Portfolio because the Portfolio's expenses are lower than the Fund's.

28  |  Scudder PreservationPlus Income Fund

         A shareholder is considering submitting a request for a redemption other than a qualified IRA redemption or a qualified plan redemption to the Fund on March 2nd in the amount of $5,000. Assume that the Reference Index Yield is 8.65% as of the close of business on March 1st and the Annual Effective Yield of the Portfolio is 6.20% as of that date. The Annual Effective Yield of the Portfolio plus 1.55% equals 7.75%. Since this is less than the Reference Index Yield of 8.65%, the Interest Rate Trigger is active. Thus, the net redemption proceeds to the shareholder will be $4,900. The redemption fee will continue to apply to all redemptions that are not qualified IRA redemptions or qualified plan redemptions until the day after the Reference Index Yield is less than the sum of the Annual Effective Yield of the Portfolio plus 1.30%.

         (Please note that this example does not take into consideration an individual shareholder's tax situation or tax consequences including, without limitation, any withholding taxes that may apply on purchases through platforms.)

         The amount of, and method of applying, the Redemption Fee, including the operation of the Interest Rate Trigger, may be changed in the future.

         You can obtain information regarding when the Interest Rate Trigger is active, as well as the Annual Effective Yield of the Portfolio and the Reference Index Yield by calling 1-800-621-1048 or your service agent.

         Important information about buying and selling shares

         . After receiving a shareholder's order, the Fund buys or sells shares at the next price calculated on any day the Fund is open for business.

         . It is the responsibility of the plan administrator or IRA service agent to forward purchase and redemption instructions to the Fund.

         . Unless otherwise instructed, the Fund normally makes payment of the proceeds from the sale of your shares the next business day but always within seven calendar days.

                                    Scudder PreservationPlus Income Fund  |  29

         . Qualified plan redemptions and qualified IRA redemptions are not subject to a 2% redemption fee, except as noted above for investments made through certain platforms.

         . The redemption fee does not apply to exchanges into another investment company or other entity that invests exclusively in the master portfolio.

         . All redemption requests in connection with qualified IRA withdrawals must be in writing.

         . The Fund remits proceeds from the sale of shares in US dollars for redemption requests up to $250,000 or 1% of the Fund's NAV, whichever is less, during any 90-day period for any one IRA or plan shareholder. The Fund may redeem 'in kind' if a redemption request is larger than the lesser of $250,000 or 1% of the Fund's NAV. The redemption-in-kind may include wrapper agreements.

         . The Fund does not issue share certificates.

         . We reserve the right to reject purchases of Fund shares including exchanges for any reason.

         . Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. In addition, for exchange requests, we may require a shareholder to own shares of the Fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders, for these or other reasons.

         . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when the New York Stock Exchange is closed.


30  |  Scudder PreservationPlus Income Fund

Financial Highlights


The table below provides a picture of the Fund's financial performance since its inception. The information selected reflects financial results for a single Fund share. The total returns in the table represents the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                                                 For the Period
                                                                  December 23,
                                                   For the Years    1998/1/
                                                       Ended        through
                                                   September 30, September 30,
                                                    2001   2000       1999

Per share operating performance:
-------------------------------------------------------------------------------
Net asset value, beginning of period               $10.00 $10.00       $10.00
-------------------------------------------------------------------------------
Income from investment operations
-------------------------------------------------------------------------------
Net investment income                                0.62   0.65         0.44
-------------------------------------------------------------------------------
Distributions to shareholders
-------------------------------------------------------------------------------
Net investment income                              (0.62) (0.65)       (0.44)
-------------------------------------------------------------------------------
Net asset value, end of period                     $10.00 $10.00       $10.00
-------------------------------------------------------------------------------
Total investment return/2/                          6.38%  6.65%     4.46%/3/
-------------------------------------------------------------------------------

Supplemental data and ratios:
-------------------------------------------------------------------------------
Net assets, end of period (000s omitted)           $9,870   $219         $118
-------------------------------------------------------------------------------
Ratios to average net assets:
-------------------------------------------------------------------------------
Net investment income                               5.84%  6.52%     5.85%/4/
-------------------------------------------------------------------------------
Expenses after waivers, including expenses of the
PreservationPlus Income Portfolio                   1.00%  1.00%     0.89%/4/
-------------------------------------------------------------------------------
Expenses before waivers, including expenses of the
PreservationPlus Income Portfolio                   3.00% 34.37%   228.00%/4/
-------------------------------------------------------------------------------
Portfolio turnover rate/5/                            13%  0%/6/         149%
-------------------------------------------------------------------------------

/1/ Commencement of operations.

/2 /Total returns for the Fund assumes that an investor did not pay a redemption fee at the end of the periods shown.

/3 /Return is not annualized.

/4 /Annualized.

/5 /The Portfolio turnover rate is the turnover rate for the master portfolio into which the Fund invests all of its assets.

/6 /Less than 1%.

                                    Scudder PreservationPlus Income Fund  |  31

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]
SCUDDER
INVESTMENTS


[LOGO]
A Member of
Deutsche Asset Management
SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                      PreservationPlus Income CUSIP#
                      Fund--                  055.922.660
                      BT Investment Funds
                                              811-4760

                                    [GRAPHIC]


  Printed on recycled paper.  (08/19/02) SPIF-1-IV

                                    [GRAPHIC]



                 Investment Class
Prospectus

                     April 30, 2002, as revised August 19, 2002

                Scudder Quantitative Equity Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

Quantitative Equity Fund --Investment Class

                      Overview of the Quantitative
                      Equity Fund

                       3  Goal

                       3  Core Strategy

                       3  Investment Policies and
                          Strategies

                       5  Principal Risks of Investing in
                          the Fund

                       5  Who Should Consider Investing
                          in the Fund

                       7  Total Returns, After Fees
                          and Expenses

                       9  Fees and Expenses of the Fund

                                 A Detailed Look at the
                                 Quantitative Equity Fund

                                 10        Objective

                                 10        Strategy

                       10  Principal Investments

                       10  Investment Process

                       12  Prior Performance of a Similar
                           Portfolio

                       14  Risks

                       16  Management of the Fund

                       How To Invest in the Fund

                       21  Buying and Selling Investment
                           Class Shares

                       22  Policies You Should Know About

                       25  Performance Information

                       26  Other Rights We Reserve

                       26  Understanding Distributions
                           and Taxes

                       29  Financial Highlights

Overview of the Quantitative Equity Fund -- Investment Class

Goal: The Fund seeks a total return greater than that of the Standard & Poor's 500 Composite Stock Price Index (the 'S&P 500 Index').

Core Strategy: The Fund follows an integrated strategy that utilizes derivative instruments and stocks of the S&P 500 Index along with the stocks of acquisition targets.

Investment Policies and Strategies: The Fund is a feeder fund that invests all of its assets in a master portfolio with the same objective as the Fund. The Fund, through the master portfolio, seeks to achieve its goal, to match the total return of the S&P 500 Index by investing in derivative instruments or common stocks of

--------------------------------------------------------------------------------

The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).


                     Scudder Quantitative Equity Fund -- Investment Class | 3 companies in the S&P 500 (we refer to this portion of the Fund's assets as the 'S&P 500 Index Assets'). Additionally, the Fund seeks to exceed the returns of the S&P 500 Index by investing in the stocks of acquisition targets in publicly announced transactions (we refer to this portion of the Fund's assets as the 'Merger Arbitrage Assets'). The investment advisor uses proprietary quantitative models to select securities for the Fund's Merger Arbitrage Assets.

4  |  Scudder Quantitative Equity Fund -- Investment Class

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. The risks associated with the Fund's S&P 500 Index Assets include the risks that:

         . Stocks could decline generally or could underperform other investments.

         . Returns on large US companies' stocks could trail the returns from stocks of medium or small companies. Each type of stock tends to go through cycles of overperformance and underperformance in comparison to the overall stock market.

         . The Fund may not be able to mirror the S&P 500 Index closely enough to track its performance for several reasons, including the Fund's cost to buy and sell securities, the flow of money into and out of the Fund and the underperformance of stocks selected.

         . The Fund could suffer losses on its derivative positions if they are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

         The risks associated with the Fund's Merger Arbitrage Assets include the risks that:

         . The volume of transactions in the mergers and acquisitions marketplace becomes insufficient to meet the Fund's goal.

         . Acquisition transactions are renegotiated, terminated or delayed.

         In addition to these risks, the Fund is a non-diversified investment company. The Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified fund, providing a greater possibility that the performance of a single issuer could impact the overall value of the Fund.

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuations in the value of your investment than you would typically experience by investing in bond or money market funds.

                     Scudder Quantitative Equity Fund -- Investment Class  |  5

         You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

         The Fund by itself does not constitute a balanced investment program. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio. The Fund also offers another class with different fees, expenses and investment minimums.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

6  |  Scudder Quantitative Equity Fund -- Investment Class

Total Returns, After Fees and Expenses

The bar chart on this page and the table on the next page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the Fund's Investment Class shares actual return for each full calendar year since the Fund began selling shares on March 31, 1999 (its inception date). The table compares the Fund's Investment Class shares average annual return with the S&P 500 Index over the last calendar year and since the Fund's inception. The S&P 500 Index is a model, not a portfolio in which you may invest. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's performance results. The Fund's returns reflect the expense waivers in place during the periods presented. In their absence returns would have been lower.

The table also shows the after-tax returns of the Fund's Investment Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

         Year-by-Year Returns (each full calendar year since inception)

                                    [CHART]

 2000      2001
------   -------
-4.67%   -12.10%

During the period shown in the bar chart, the Fund's highest return in any calendar quarter was 10.34% (fourth quarter 2001) and its lowest quarter was -14.27% (third quarter 2001).

                     Scudder Quantitative Equity Fund -- Investment Class  |  7

Performance for Periods Ended December 31, 2001
Average Annual Returns
                                                                   Since Inception
                                                           1 Year  (March 31, 1999)
-----------------------------------------------------------------------------------
Investment Class
Return Before Taxes                                        -12.10%       1.40%
-----------------------------------------------------------------------------------
Investment Class
Return After Taxes on Distributions                        -12.60%       0.30%
-----------------------------------------------------------------------------------
Investment Class
Return After Taxes on Distributions and Sale of Fund
Shares                                                      -7.37%       0.70%
-----------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)                                                     -11.87%      -2.85%
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.


The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

8  |  Scudder Quantitative Equity Fund -- Investment Class

Fees and Expenses of the Fund

(expenses paid from Fund assets)

The Annual Fund Operating Expenses table below describes the fees and expenses you may pay if you buy and hold Investment Class shares of the Fund.

Expense Example. The example below illustrates the expenses incurred on a $10,000 investment in the Fund's Investment Class. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same, you reinvested all dividends and distributions and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ The example does not represent an estimate of future returns or expenses. Your actual costs may be higher or lower.

         Annual Fund Operating Expenses
                                                         Percentage of
                                                         Average Daily
                                                         Net Assets/1/
         Management Fees                                     0.50%
         -------------------------------------------------------------
         Distribution and Service (12b-1) Fees                None
         -------------------------------------------------------------
         Other Expenses                                      1.97%
         -------------------------------------------------------------
         Total Fund Operating Expenses                       2.47%
         -------------------------------------------------------------
         Less: Fee Waivers and/or Expense Reimbursements    -1.57%
         -------------------------------------------------------------
         Net Expenses                                        0.90%/2/
         -------------------------------------------------------------

Expense Example/3/

                        1 Year 3 Years 5 Years 10 Years
                         $92    $619   $1,174   $2,687
                        -------------------------------

/1/ Information on the annual operating expenses reflects the expenses of both the Fund and the Quantitative Equity Portfolio, the master portfolio into which the Fund invests its assets. A further discussion of the relationship between the Fund and the master portfolio appears in the 'Organizational Structure' section of this prospectus.

/2/ The investment advisor and administrator have agreed, for a 16-month period from the Fund's fiscal year end of December 31, 2001, to waive their fees and reimburse expenses to the extent necessary to maintain the Fund's expense ratio at the level indicated as 'Net Expenses'.

/3/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

                     Scudder Quantitative Equity Fund -- Investment Class  |  9

A Detailed Look at the Quantitative Equity Fund -- Investment Class

Objective

         The Fund seeks a total return greater than that of the S&P 500 Index. The Fund invests for long-term capital appreciation, not income; any dividend and interest income is secondary to the pursuit of its goal. There is no guarantee the Fund will realize its goal.

Strategy

         The Fund is designed to provide investors with access to a quantitatively managed portfolio that seeks to provide superior investment returns relative to those that could be achieved from the general US equity market as measured by the S&P 500 Index.

         The Fund invests in derivative instruments or common stocks of companies in the S&P 500 Index in order to replicate as closely as possible, with respect to this portion of the Fund's assets, the total return of the S&P 500 Index.

         To pursue its goal of exceeding the return of the S&P 500 Index, the Fund also invests in the stocks of acquisition targets in publicly announced transactions. The selection of investments is based on quantitative models that are proprietary to the investment advisor.

Principal Investments

         The Fund invests in derivative instruments, such as futures contracts on the S&P 500 Index and options. The Fund also invests in shares of US companies that are targets of publicly announced acquisitions.

Investment Process

         S&P 500 Index Assets. A portion of the Fund's investments is designed to provide a return that matches the return of the S&P 500 Index. These investments include one or more of the following: de-

10 | Scudder Quantitative Equity Fund -- Investment Class rivative instruments, including futures contracts on the S&P 500 Index, options on common stocks, options on futures; Standard & Poor's Depositary Receipts; and shares of S&P 500 Index mutual funds. We may also purchase certain stocks included in the S&P 500 Index. Through these investments, we maintain full or near full exposure to the broad equity market. Historically, the Fund has had a high portfolio turnover rate.

         Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

         Merger Arbitrage Assets. Another portion of the Fund's investments is designed to provide additional total return. This portion invests in the common stocks of companies that are the targets of publicly announced acquisitions. The selection of these investments is based on a proprietary quantitative model that provides a disciplined approach to both the timing and quantity of shares purchased. In general, the selection of investments will also be limited by the following criteria:

         . An announced acquisition that is selected based on specific, unambiguous events.

         . An acquisition price that is structured to include at least 50% cash.

         . An acquisition target with a minimum market capitalization of $500 million.

         Merger arbitrage is a specialized investment approach designed to profit from the successful completion of proposed mergers, acquisitions and other types of corporate reorganizations. It seeks to capture the difference between the price of an acquisition target's shares after a bid is announced and the ultimate takeover payout amount.

         Reserve Assets. The Fund will also invest a portion of its assets in money market instruments and money market funds as a reserve for changes in allocation among the Fund's equity investments and to cover its derivative positions.

--------------------------------------------------------------------------------


Futures contracts and options are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities.

Portfolio Turnover. The portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.

                    Scudder Quantitative Equity Fund -- Investment Class  |  11

Prior Performance of a Similar Portfolio

         The information provided on the next page presents the performance of the Pyramid Quantitative Merger Arbitrage Fund ('QMA'), an unregistered commingled fund managed by the investment advisor since December 31, 1989. Our decision to establish QMA was supported by the results of a back test of the investment strategy over the 1984-89 period. In managing the Fund, we employ substantially the same investment objectives, policies and strategies that we employed in managing QMA. However, in managing the Fund, we are subject to certain rules (e.g., limits on the percentage of assets invested in securities of issuers in a single industry and requirements on distributing income to shareholders) that did not apply to QMA. In addition, the continuous offering of the Fund's shares and the Fund's obligation to redeem its shares will likely cause the Fund to experience cash flows different from those of QMA. Moreover, the way of calculating the performance of QMA, which values its assets at the end of each month, differs from the method employed by mutual funds, which, among other things, value their assets on a daily basis. All of these factors may affect the performance of the Fund and cause it to differ from that of QMA. Certain of these factors may adversely affect the Fund's performance.

         QMA is available only to institutional investors, including other commingled funds we manage. Management fees and expenses incurred in the operation of QMA are paid directly by its investors rather than by QMA. Accordingly, the performance results for QMA have been adjusted to reflect an overall expense ratio of 0.90%, which is the same as that expected to be borne by the Fund. Returns of QMA are compared to the S&P 500 Index. Unlike the adjusted QMA returns, those of the S&P 500 Index do not reflect fees and expenses. Both the returns of QMA and the S&P 500 Index reflect the reinvestment of dividends and distributions.

12  |  Scudder Quantitative Equity Fund -- Investment Class

                                         QMA    S&P 500
                                       Returns   Index
              Year Ended December 31, with Fees Returns Difference
                       1990              5.81%   -3.10%    8.91%
              ----------------------------------------------------
                       1991             29.26%   30.47%   -1.21%
              ----------------------------------------------------
                       1992              7.43%    7.62%   -0.19%
              ----------------------------------------------------
                       1993             10.87%   10.08%    0.79%
              ----------------------------------------------------
                       1994              0.95%    1.32%   -0.37%
              ----------------------------------------------------
                       1995             39.37%   37.58%    1.79%
              ----------------------------------------------------
                       1996             24.61%   22.96%    1.65%
              ----------------------------------------------------
                       1997             35.95%   33.36%    2.59%
              ----------------------------------------------------
                       1998             35.69%   28.58%    7.11%
              ----------------------------------------------------
                       1999             31.22%   21.04%   10.18%
              ----------------------------------------------------
                       2000             -4.51%   -9.11%    4.60%
              ----------------------------------------------------
                       2001            -12.18%  -11.87%   -0.31%
              ----------------------------------------------------

           Performance for Periods Ended December 31, 2001
           Average Annual Returns
                                                    Since Inception
                         1 Year  5 Years 10 Years (December 31, 1989)
           ----------------------------------------------------------
           QMA Returns
           with Fees     -12.18% 15.21%   15.54%        15.77%
           ----------------------------------------------------------
           S&P 500 Index
           Returns       -11.87% 10.70%   12.94%        12.85%
           ----------------------------------------------------------
           Difference     -0.31%  4.51%    2.60%         2.92%
           ----------------------------------------------------------

         The performance data represents the prior performance of QMA, not the prior performance of the Fund, and should not be considered an indication of future performance of the Fund.

         In the 136 rolling 12-month periods from December 31, 1989 to March 31, 2002, QMA, net of a 0.90% expense ratio, had a positive total return in 120 of the 136 periods and outperformed the S&P 500 Index in 100 of the 136 periods (74% of the time).

         The table on the next page shows performance statistics of QMA, net of a 0.90% expense ratio, relative to the S&P 500 Index. The statistics are based on the 136 rolling 12-month periods from December 31, 1989 to March 31, 2002, and illustrates the frequency with which QMA outperformed the S&P 500 Index.

                    Scudder Quantitative Equity Fund -- Investment Class  |  13

       Amount by which return of QMA, after        Number    Percent of
       fees, exceeded return of S&P 500 Index/1/ of Periods Total Periods
                   100 basis points                  84          62%
       ------------------------------------------------------------------
                   50 basis points                   94          69%
       ------------------------------------------------------------------
                   25 basis points                   96          71%
       ------------------------------------------------------------------

        /1/ One basis point equals 1/100th of 1 percent (0.01%).

Risks

         Set forth below are some of the prominent risks associated with investing in the Fund, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

         Primary risks

         Market Risk. Although individual stocks can outperform their markets, deteriorating market conditions might cause an overall weakness in the stock prices of an entire market. Because part of the Fund's strategy is to produce returns that closely track those of the S&P 500 Index, we expect the value of the Fund's shares to rise and fall with the broad equity market. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

         Tracking Error Risk. There are several reasons that the Fund's S&P 500 Index Assets may not track the S&P 500 Index exactly:

         . Unlike an index, the Fund incurs administrative expenses and transaction costs in trading stocks.

         . The composition of the S&P 500 Index and the stocks or other securities held by the Fund may occasionally diverge.

         . The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the 'fully invested' S&P 500 Index.

         Futures and Options Risk. The Fund invests in stock index futures or options, which are types of derivatives. The Fund invests in de-

14 | Scudder Quantitative Equity Fund -- Investment Class rivatives to keep cash on hand to invest in stocks of acquisition targets as well as to meet other obligations of the Fund.

         Because the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the initial margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

         Exposure Risk. Certain investment techniques increase the Fund's exposure to a security, index or its investment portfolio. Exposure is the Fund's maximum potential gain or loss from an investment. Certain investments designed to replicate the S&P 500 Index returns (such as options and futures) may have the effect of magnifying declines as well as increases in the Fund's net asset value.

         Derivative Instruments Risk. The use of derivatives requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Gains or losses from positions in a derivative instrument may be much greater than the derivative's original cost. Risks associated with derivatives include:

         . the risk that the derivative is not well correlated with the security for which it is acting as a substitute;

         . the risk that the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

         . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

         Regulatory Risk. Positions in futures and options will be entered into only to the extent they constitute permissible positions for a fund not regulated as a commodity pool, according to applicable rules of the Commodity Futures Trading Commission. At times, the Fund may be constrained in its ability to close positions on futures, options on futures or other derivatives when it would be most advantageous to do so. These regulatory constraints may have an adverse effect on fund management or performance.

         Merger Arbitrage Risk. The Fund's strategy relies on sufficient volume of activity within the mergers and acquisitions marketplace.

                    Scudder Quantitative Equity Fund -- Investment Class  |  15

         The mergers and acquisitions marketplace can produce unforeseeable results. Merger and acquisition transactions may be renegotiated, terminated or delayed due to, for example, disagreements among the parties, lack of financing, failure to secure regulatory approvals, fluctuations in the market or third party action. In the event these transactions fail to close or close at a less than expected price per share, the Fund may realize losses or a lower return than anticipated. The length of time that the Fund's assets must be committed to any given transaction will affect the rate of return realized by the Fund.

         Non-Diversification Risk. The Fund is a non-diversified investment company. The Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers than diversified funds, providing a greater possibility that the performance of a single issuer could impact the overall value of the Fund.

         Secondary risk

         Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc. ('DeAM, Inc.'), Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. A Board of Trustees supervises all the Fund's activities on behalf of the Fund's shareholders.

16  |  Scudder Quantitative Equity Fund -- Investment Class

         Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the Fund. Prior to April 30, 2001, the investment advisor was Bankers Trust Company (now known as Deutsche bank Trust Company Americas), an affiliate of DeAM, Inc. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment advisor received a fee of 0.50% of the Fund's average daily net assets for its services in the last fiscal year.

         DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed approximately $96 billion in assets.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the master portfolio:

         Eric Lobbin

         . Managing Director of the investment advisor and portfolio manager for the master portfolio.

         . Joined the investment advisor in 1981 and the master portfolio in 2000.

         . Over 20 years of financial industry experience.

         . Bachelor's degree in engineering from Princeton University and MBA from New York University.

         . Former President of the Society of Quantitative Analysts.

         Manish Keshive

         . Director of the investment advisor and portfolio manager for the master portfolio.

         . Joined the investment advisor in 1996 and the master portfolio in 1999.

         . Analyst and Trader for the master portfolio since inception.

                    Scudder Quantitative Equity Fund -- Investment Class  |  17

         . Bachelor's degree in Technology, Indian Institute of Technology in
           1993, M.S., Massachusetts Institute of Technology in 1995.

         Other Services. Investment Company Capital Corporation ('ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG, is the Fund's Administrator. Prior to July 1, 2001, Bankers Trust Company (now known as Deutsche Bank Trust Company Americas) served as the Fund's Administrator. ICCC provides the same services that Bankers Trust Company provided to the Fund and is entitled to receive the same rate of compensation. ICCC or your service agent performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from the Fund;

         . answering your questions on the Fund's investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.
         Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with ICCC. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

         ICCC also serves as the Fund's transfer agent ('Transfer Agent').

         Organizational Structure. The Fund is a 'feeder fund' that invests all of its assets in a 'master portfolio,' the Quantitative Equity Portfolio. The Fund and its master portfolio have the same objective. The master portfolio is advised by DeAM, Inc.

         The master portfolio may accept investments from other feeder funds. A feeder bears the master portfolio's expenses in proportion to

18 | Scudder Quantitative Equity Fund -- Investment Class its assets. Each feeder can set its own transaction minimums, fund-specific expenses and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio or take other action.

                    Scudder Quantitative Equity Fund -- Investment Class  |  19

How to Invest in the Fund

The following pages tell you how to invest in the Fund and what to expect as a shareholder.

If you're investing through a service agent, your service agent may have its own policies or instructions, and you should follow those.

20  |  Scudder Quantitative Equity Fund -- Investment Class

Buying and Selling Investment Class Shares

         You may only buy Investment Class shares if you have a shareholder account set up with a service agent. Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

         Contact your service agent for details on how to enter and pay for your order. The Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services.

         Investment minimums

            Initial investment                                $1,000
            --------------------------------------------------------
            Subsequent investment                                $50
            --------------------------------------------------------
            IRA account
            Initial investment                                  $500
            --------------------------------------------------------
            Subsequent investment                                $50
            --------------------------------------------------------
            Automatic investment plan (minimum/maximum) $50/$250,000
            --------------------------------------------------------
            Minimum account balance                           $1,000
            --------------------------------------------------------

         The Fund and its service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.


                    Scudder Quantitative Equity Fund -- Investment Class  |  21

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In either case, keep in mind that the information in this prospectus applies only to the Fund's Investment Class. The Fund has another share class, which is described in a separate prospectus and which has different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         Policies about transactions

         The Fund is open for business each day the New York Stock Exchange is open. The Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a

22 | Scudder Quantitative Equity Fund -- Investment Class timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         We accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or internet based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more.
         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.


         We do not issue share certificates.

         Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if the Fund determined that your purchase would be detrimental to the interests of its shareholders.

                    Scudder Quantitative Equity Fund -- Investment Class  |  23

         We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases or sales. In addition, for exchange requests, we may require a shareholder to own shares of the Fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders, for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent for more information.

         Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

24  |  Scudder Quantitative Equity Fund -- Investment Class

         How the Fund calculates share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset value by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early, the Fund will calculate its net asset value at the time of closing.


                    Scudder Quantitative Equity Fund -- Investment Class  |  25

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number
         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less

         . change, add, or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000 for any reason other than a change in market value

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A Fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A Fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income at least annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net

26 | Scudder Quantitative Equity Fund -- Investment Class capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash and even if a portion of the distribution represents a return of your purchase price.

         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions, if any, paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

                    Scudder Quantitative Equity Fund -- Investment Class  |  27

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income Dividends                       Ordinary Income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary Income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder Fund) is generally a taxable transaction for you:

  Transaction                                 Tax status
  Your sale of shares owned for more than one Generally, long-term capital
  year                                        gains or losses
  ---------------------------------------------------------------------------
  Your sale of shares owned for one year or   Generally, short-term capital
  less                                        gains or losses; losses subject
                                              to special rules
  ---------------------------------------------------------------------------

         Your Fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

28  |  Scudder Quantitative Equity Fund -- Investment Class

Financial Highlights


The table below provides a picture of the Fund's Investment Class financial performance since inception. Certain information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                                                      For the Period
                                                   For the Years     March 31, 1999/2/
                                                Ended December 31,        through
                                                     2001    2000/1/ December 31, 1999

Per share operating performance:
--------------------------------------------------------------------------------------
Net asset value, beginning of period           $11.00     $12.12          $10.00
--------------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------------
Net investment income                            0.17/3/    0.21/3/         0.11
--------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments and futures contracts               (1.51)     (0.77)           2.29
--------------------------------------------------------------------------------------
Total from investment operations                (1.34)     (0.56)           2.40
--------------------------------------------------------------------------------------
Distributions to shareholders
--------------------------------------------------------------------------------------
Net investment income                           (0.14)     (0.07)          (0.11)
--------------------------------------------------------------------------------------
Net realized gains                                 --      (0.49)          (0.17)
--------------------------------------------------------------------------------------
Total distributions                             (0.14)     (0.56)          (0.28)
--------------------------------------------------------------------------------------
Net asset value, end of period                  $9.52     $11.00          $12.12
--------------------------------------------------------------------------------------
Total investment return                        (12.10)%    (4.67)%         23.99%
--------------------------------------------------------------------------------------

Supplemental data and ratios:
--------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)        $6,029     $5,597          $3,303
--------------------------------------------------------------------------------------
Ratios to average net assets:
--------------------------------------------------------------------------------------
Net investment income                            1.66%      1.90%           2.39%/4/
--------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements,
including expenses of the Quantitative Equity
Portfolio                                        0.90%      0.90%           0.90%/4/
--------------------------------------------------------------------------------------
Expenses before waivers and/or reimbursements,
including expenses of the Quantitative Equity
Portfolio                                        2.47%      4.14%          11.84%/4/
--------------------------------------------------------------------------------------
Portfolio turnover rate                           253%/5/    451%/5/         409%
--------------------------------------------------------------------------------------

/1/ The Fund's structure was changed from a stand-alone structure to a master-feeder structure on January 1, 2000.

/2/ Commencement of operations.

/3/ Net investment income per share was calculated using the average shares method.

/4/ Annualized.

/5/ The portfolio turnover rate is the rate for the master portfolio in which the Fund invests its assets.

                    Scudder Quantitative Equity Fund -- Investment Class  |  29

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]
SCUDDER
INVESTMENTS


[LOGO]
A Member of
Deutsche Asset Management
SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                     Quantitative Equity Fund-- CUSIP#
                     Investment Class:          055.922.652
                     BT Investment Funds
                                                811-4760

                                    [GRAPHIC]


  Printed on recycled paper.  (08/19/02) SQEF-1-IV

[LOGO] SCUDDER
       INVESTMENTS



                 Class A, B and C Shares
Prospectus

                     February 28, 2002, as revised August 19, 2002

                Scudder International Equity Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

International Equity Fund --Class A, B and C

                      Overview of the International
                      Equity Fund

                       3  Goal

                       3  Core Strategy

                       3  Investment Policies and
                          Strategies

                       4  Principal Risks of Investing in
                          the Fund

                       4  Who Should Consider Investing
                          in the Fund

                       6  Total Returns, After Fees and
                          Expenses

                       8  Fees and Expenses of the Fund

                       A Detailed Look at the
                       International Equity Fund

                       10  Objective

                       10  Strategy

                       10  Principal Investments

                       12  Investment Process

                       12  Risks

                       15  Management of the Fund

                       How To Invest in the Fund

                       20  Choosing a Share Class

                       25  How to Buy Shares

                       26  How to Exchange or Sell Shares

                       27  Policies You Should Know About

                       33  Performance Information

                       33  Other Rights We Reserve

                       34  Understanding Distributions
                           and Taxes

                       37  Financial Highlights

Overview of the International Equity Fund -- Class A, B and C

Goal: The Fund invests for long-term capital appreciation.

Core Strategy: The Fund invests primarily in the stocks and other equity securities of companies in developed countries outside the United States.

Investment Policies and Strategies: The Fund invests all of its assets in a master portfolio with the same investment goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing primarily in companies in developed foreign countries. The Fund may also invest a portion of its assets in companies based in emerging markets. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines.

                    Scudder International Equity Fund -- Class A, B and C  |  3

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . Stocks the Fund holds could perform poorly.

         . The stock market could perform poorly in one or more of the countries in which the Fund has invested.

         Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

         . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

         . Foreign accounting and reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

         . The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

         . Foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying or selling securities in those markets.

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

         You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

         This Prospectus describes the Fund's Class A shares, Class B shares and Class C shares. Each class has different sales charges and

4 | Scudder International Equity Fund -- Class A, B and C expenses, allowing you to choose the class that best meets your needs. (See the section entitled 'Choosing a Share Class.') The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares directly from the Fund through the Fund's transfer agent. The Fund also offers other classes with different fees, expenses and investment minimums.

         The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

         An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                    Scudder International Equity Fund -- Class A, B and C  |  5

Total Returns, After Fees and Expenses

The bar chart on this page and the table on the following page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. Because the Class A, B and C shares were first offered on June 29, 2001, the following bar chart shows performance of Class A shares from their inception date, June 29, 2001 to December 31, 2001 along with the historical performance of the Fund's Investment Class shares for each full calendar year since the Fund began selling Investment Class shares to the public on August 4, 1992. The table compares the average annual return of the Fund's Class A, B and C shares with the Morgan Stanley Capital International (MSCI) EAFE(R) Index and the Lipper International Funds Average over the last one year, five years, and since inception. The Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stock--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Class A shares. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The Lipper International Funds Average is an unweighted average return, net of fees and expenses, of all mutual funds that invested primarily in stocks and other equity securities of companies outside the United States during the periods covered.

--------------------------------------------------------------------------------
The MSCI EAFE(R) Index of major markets in Europe, Australia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

      Year-by-Year Returns/1/ (each full calendar year since inception)

                                     [CHART]

 1993   1994    1995    1996    1997    1998    1999     2000      2001
------  -----  ------  ------  ------  ------  ------  --------  --------
37.38%  4.11%  16.10%  21.32%  17.37%  20.82%  32.22%  -20.16%   -25.47%

The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period shown in the bar chart, the Fund's highest return in any calendar quarter was 32.05% (fourth quarter 1999) and its lowest quarterly return was -49.59% (second quarter 2001).
--------------------------------------------------------------------------------
/1/ The performance for the Class A shares represents the historical performance since the inception date of the class, June 29, 2001 to December 31, 2001 along with the historical performance for the Fund's Investment Class from its inception date, August 4, 1992, which has been adjusted to reflect the applicable expenses of the Class A shares.

6  |  Scudder International Equity Fund -- Class A, B and C

Performance for Periods Ended December 31, 2001
Average Annual Returns
                                                                 Since Inception
                                                1 Year  5 Years (August 4, 1992)/1/
-----------------------------------------------------------------------------------
Class A Shares
-----------------------------------------------------------------------------------
Return Before Taxes                             -29.56%  1.06%        8.04%
-----------------------------------------------------------------------------------
Return After Taxes on Distributions             -29.38%  0.87%        7.50%
-----------------------------------------------------------------------------------
Return After Taxes on Distributions and
Sale of Fund Shares                             -17.79%  0.84%        6.54%
-----------------------------------------------------------------------------------
Class B Shares
-----------------------------------------------------------------------------------
Return Before Taxes                             -29.64%  1.20%        8.02%
-----------------------------------------------------------------------------------
Class C Shares
-----------------------------------------------------------------------------------
Return Before Taxes                             -26.65%  1.59%        8.03%
-----------------------------------------------------------------------------------
MSCI EAFE(R) Index (reflects no deduction for
fees, expenses, or taxes)                       -21.44%  0.89%        6.22%
-----------------------------------------------------------------------------------
Lipper International Funds Average (reflects no
deduction for fees, expenses or taxes)          -21.71%  1.94%        6.48%
-----------------------------------------------------------------------------------

In the table, the performance figures for the Class A, B and C shares for the periods prior to their inception are based on the historical performance of the Fund's Investment Class shares, adjusted to reflect the sales charges and expenses of Class A, B and C shares.

/1/ The inception date in the table is the inception date of the Investment
    Class. The average annual returns for the MSCI EAFE(R) Index and Lipper International Funds Average are calculated from July 31, 1992.
--------------------------------------------------------------------------------
The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

                    Scudder International Equity Fund -- Class A, B and C  |  7

Fees and Expenses of the Fund

(expenses paid from Fund assets)


The Shareholder Fees and Annual Fund Operating Expenses tables below describe the fees and expenses that you may pay if you buy and hold Class A, B and C Shares.

Shareholder Fees                             Class A      Class B      Class C
(fees paid directly from your investment)     Shares       Shares       Shares
                                             Initial      Deferred     Deferred
                                           Sales Charge Sales Charge Sales Charge
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                        5.75%/1/      None         None
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as
a percentage of original purchase price or
redemption proceeds, whichever is lower)       None/1/     4.00%/2/     1.00%/3/
---------------------------------------------------------------------------------

    Annual Fund Operating Expenses/4/
    (expenses paid from Fund assets)
                                                     Percentage of Average Daily Net Assets
                                                     Class A      Class B      Class C
    Management Fees                                   0.65%        0.65%        0.65%
    ---------------------------------------------------------------------------------------
    Distribution and/or Service (12b-1) Fees          0.25%        0.75%        0.75%
    ---------------------------------------------------------------------------------------
    Other Expenses (including a 0.25% shareholder
    servicing fee for Class B and Class C shares)/5/  0.83%        1.08%        1.08%
    ---------------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses (before
    fee waivers and expense reimbursements)           1.73%        2.48%        2.48%
    ---------------------------------------------------------------------------------------
    Less: Fee Waivers and/or Expense
    Reimbursements/6/                                -0.23%       -0.23%       -0.23%
    ---------------------------------------------------------------------------------------
    Net Expenses                                      1.50%        2.25%        2.25%
    ---------------------------------------------------------------------------------------

/1/ Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within one year, and 0.50% if you redeem your shares during the second year after purchase. (See the section entitled 'Choosing a Share Class--Class A shares').

/2/ Contingent deferred sales charges for Class B shares decline over time and reach zero after six years. After six years, Class B shares automatically convert to Class A shares. (See the section entitled 'Choosing a Share Class--Class B shares').

/3/ You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See the section entitled 'Choosing a Share Class--Class C shares').

/4/ Information on the annual operating expenses reflects the expenses of both the Fund and the International Equity Portfolio, the master portfolio into which the Fund invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the section entitled 'Organizational Structure'.)

/5/ Expenses are based on the actual expenses of the Class A, B and C shares for the period June 29, 2001 through October 31, 2001 which were then annualized.

/6/ The investment advisor and administrator have contractually agreed to waive their fees and reimburse expenses for the 16-month period from the Fund's fiscal year-end of October 31, 2001, so that total expenses will not exceed 1.50% for Class A and 2.25% for Class B and C shares.

8  |  Scudder International Equity Fund -- Class A, B and C

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Class A, B and C shares of the Fund. The example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvest all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

Federal regulations require that the tables reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charges at all. (See the section entitled 'Choosing a Share Class.') Long-term shareholders of the Fund may pay more than the maximum sales charge permitted by the Conduct Rules for the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and recurring 12b-1 fees.

Expense Example/1/

                 You would pay the following expenses if you redeemed your shares at the end of each period:
                                         1 Year          3 Years          5 Years          10 Years
                 Class A Shares           $719           $1,067           $1,439            $2,481
                 -------------------------------------------------------------------------------------------
                 Class B Shares           $628           $1,051           $1,500            $2,444
                 -------------------------------------------------------------------------------------------
                 Class C Shares           $328             $751           $1,300            $2,799
                 -------------------------------------------------------------------------------------------

                 You would pay the following expenses if you did not redeem your shares at the end of each period:
                                        1 Year         3 Years         5 Years        10 Years
                 Class A Shares          $719          $1,067          $1,439          $2,481
                 ------------------------------------------------------------------------------------
                 Class B Shares          $228            $751          $1,300          $2,444
                 ------------------------------------------------------------------------------------
                 Class C Shares          $228            $751          $1,300          $2,799
                 ------------------------------------------------------------------------------------

/1/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

                    Scudder International Equity Fund -- Class A, B and C  |  9

A Detailed Look at the International Equity Fund --Class A, B and C

Objective

         The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets, at the time we purchase the securities, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States.

         The Fund invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal. While we give priority to capital appreciation, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

         The Fund invests for the long term. We employ a strategy of growth at a reasonable price. We seek to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, we consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. We further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Principal Investments

         Almost all the companies in which the Fund invests are based in the developed foreign countries that make up the MSCI EAFE(R) Index,

10 | Scudder International Equity Fund -- Class A, B and C plus Canada. The Fund may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if we believe that their return potential more than compensates for the extra risks associated with these markets. While we have invested in emerging markets in the past, under normal market conditions we do not consider this a central element of the Fund's strategy. Typically, we would not hold more than 15% of the Fund's net assets in emerging markets.

         The Fund invests in equity securities of all types. The Fund invests in various instruments commonly known as 'derivatives' to increase its exposure to an asset class. The Fund primarily uses futures, options, options on futures, forward currency transactions and swaps. The investment advisor may use derivatives in circumstances where the advisor believes they offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The Fund may use derivatives for leveraging, which is a way to attempt to enhance returns. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

--------------------------------------------------------------------------------

Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Futures, options and options on futures contracts are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities.

Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add to investment returns. There is no guarantee that these forward currency transactions will be employed or that they will work and their use could cause lower returns or even losses to the Fund.


A swap is a transaction where one security or characteristic of a security is swapped for another. An example is when one party trades newly issued stock for existing bonds with another party.

Portfolio Turnover. The portfolio turnover rate measures the frequency that the Fund sells and replaces the securities it holds within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

                   Scudder International Equity Fund -- Class A, B and C  |  11

Investment Process

         Company research lies at the heart of our investment process, as it does with many stock mutual funds. We track several thousand companies to arrive at the approximately 100 stocks the Fund normally holds. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process.

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in fixed income securities, US or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital appreciation.

Risks

         Set forth below are some of the prominent risks associated with international investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

         Primary risks

         Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value. To minimize this risk, we monitor each of the stocks in the Fund according to three basic quantitative criteria. We subject a stock to intensive review if:

         . its rate of price appreciation begins to trail that of its national stock index;

12  |  Scudder International Equity Fund -- Class A, B and C

         . the financial analysts who follow the stock, both within the advisor and outside, cut their estimates of the stock's future earnings; or

         . the stock's price approaches the downside target we set when we first bought the stock (and may since have modified to reflect changes in market and economic conditions).

         In this review, we seek to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in our view, it merely reflects investor overreaction to temporary circumstances.

         Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

         . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, we analyze countries and regions to try to anticipate these risks.

         . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

         . Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

         . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

         . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in

                   Scudder International Equity Fund -- Class A, B and C | 13 foreign exchange rates will affect the value of foreign securities or the US dollar amount of income or gain received on these securities. We seek to minimize this risk by actively managing the currency exposure of the Fund.

         In an effort to reduce these foreign stock market risks, the Fund diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one need not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

         Emerging Market Risk. To the extent that the Fund does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Fund carefully limits and balances its commitment to these markets.

         Derivative Risk. Derivatives may be more volatile and less liquid than traditional securities. Risks associated with derivatives include:

         . the derivative may not fully offset the underlying positions;

         . the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

         . the possibility the Fund cannot sell the derivative because of an illiquid secondary market; and

         . futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

         Secondary risks

         Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price

--------------------------------------------------------------------------------

Currency management is used to offset investment risks ('hedging') and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will work and they could cause losses to the Fund.


14 | Scudder International Equity Fund -- Class A, B and C fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up-- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. A small company's shares may be more difficult to sell, particularly when they are performing poorly.

         Pricing Risk. When price quotations for securities are not readily available or may be unreliable, we determine their value by the method that we believe most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., ('DeAM, Inc.') Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ('DeAMIS'), Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.

         Investment Advisor and Sub-Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, New York 10017, acts as the master portfolio's investment advisor. DeAMIS is the Fund's Sub-Advisor. As Sub-Advisor, DeAMIS makes the master portfolio's investment decisions. It buys and sells securities for the master portfolio and conducts the

                   Scudder International Equity Fund -- Class A, B and C | 15 research that leads to the purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. On March 8, 2001, the investment advisor to the master portfolio changed from Bankers Trust Company to DeAM, Inc. DeAM, Inc. received a fee of 0.65% of the master portfolio's average daily net assets for its services in the last fiscal year. On July 30, 2002, the shareholders to the master portfolio voted to approve DeAMIS as the Sub-Advisor for the master portfolio.

         DeAM, Inc. and DeAMIS provide a full range of international investment advisory services to institutional clients. As of December 31, 2001, DeAM, Inc. managed approximately $96 billion in assets. As of December 31, 2001, DeAMIS managed approximately $6 billion in assets.

         DeAM, Inc. and DeAMIS are indirect wholly-owned subsidiaries of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

         Alexander Tedder

         . Managing Director, Deutsche Asset Management and Co-Manager of the
           Fund.

         . Head of EAFE Equity Portfolio Selection team.

         . Joined DeAMIS, an affiliate of the advisor, in 1994 as a portfolio manager.

         . Prior to that, was a European analyst (1990-1994) and representative
           (1992-1994) for Schroders.

         . 12 years of investment experience.

         . Fluent in German, French, Italian and Spanish.

         . Masters in Economics and Business Administration from Freiburg
           University.

16  |  Scudder International Equity Fund -- Class A, B and C

         Clare Gray

         . Director, Deutsche Asset Management and Co-Manager of the Fund.

         . Joined the investment advisor in 1993.

         . Ten years of investment industry experience.

         . Chartered Financial Analyst.

         . BS, Cornell University.

         Stuart Kirk

         . Associate Director, Deutsche Asset Management and Co-Manager of the
           Fund.

         . Joined Deutsche Bank AG, Paris Branch in 1995.

         . Seven years of investment industry experience.

         . Asia-Pacific analyst.

         . MA from Cambridge University.

         Marc Slendebroek

         . Director, Deutsche Asset Management and Co-Manager of the Fund.

         . Portfolio manager of the EAFE Equities: London.

         . Joined Deutsche Investment Management Americas, Inc. (formerly,
           Zurich Scudder Investments, Inc.) in 1994 after five years of experience as equity analyst at Kleinwort Benson Securities and at Enskilda Securities.

         . Fluent in English, Dutch, German, Swedish and Norwegian.

         . MA from University of Leiden, Netherlands.

         Other Services. Investment Company Capital Corporation ('ICCC'), also an affiliate of DeAM, Inc., provides administrative services--such as portfolio accounting, legal services and others--for the Fund. ICCC also serves as the Fund's transfer agent ('Transfer Agent'). In addition, ICCC, or your service agent, performs the functions necessary to establish and maintain your account. In

                   Scudder International Equity Fund -- Class A, B and C | 17 addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from the Fund;

         . answering your questions on the Fund's investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

         Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors only for those services not otherwise included in their subdistribution or servicing agreement, such as cash management, or special trust or retirement-investment reporting.

         Organizational Structure. The Fund is a 'feeder fund' that invests all of its assets in a 'master portfolio,' the International Equity Portfolio. The Fund and its master portfolio have the same investment objective. The master portfolio is advised by DeAM, Inc. and sub-advised by DeAMIS.

         The master portfolio may accept investments from other feeder funds. A feeder fund bears the master portfolio's expenses in proportion to its assets. A feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

18  |  Scudder International Equity Fund -- Class A, B and C

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your securities dealer or service agent or a representative of your workplace retirement plan or other investment provider ('service agent').

                   Scudder International Equity Fund -- Class A, B and C  |  19

Choosing a Share Class


This prospectus describes three share classes for the Fund. Each class has its own fees and expenses, offering you a choice of cost structures. The Fund offers other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a service agent, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your service agent to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features                          Points to help you compare
-----------------------------------------------------------------------------------------
Class A
..Sales charges of up to 5.75% when you buy    .Some investors may be able to reduce or
 shares                                        eliminate their sales charges; see next
..In most cases, no charges when you sell       page
 shares                                       .Total annual expenses are lower than
..Up to 0.25% annual distribution fee           those for Class B or Class C
-----------------------------------------------------------------------------------------
Class B
..No charges when you buy shares               .The deferred sales charge rate falls to
..Deferred sales charge declining from 4.00%,   zero after six years
 charged when you sell shares you bought      .Shares automatically convert to Class A
 within the last six years                     after six years, which means lower annual
..1.00% annual distribution/service fee         expenses going forward
 (including a 0.25% shareholder servicing
 fee)
-----------------------------------------------------------------------------------------
Class C
..No charges when you buy shares               .The deferred sales charge is lower, but
..Deferred sales charge of 1.00%, charged       your shares never convert to Class A, so
 when you sell shares you bought within the    annual expenses remain higher
 last year
..1.00% annual distribution/service fee
 (including a 0.25% shareholder servicing
 fee)
-----------------------------------------------------------------------------------------

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B shares, this fee begins when you purchase your shares. For Class C shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.

20  |  Scudder International Equity Fund -- Class A, B and C

         Class A shares

         Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

         Class A shares have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year.

         Class A shares of Scudder International Equity Fund have a sales charge that varies with the amount you invest:

                                                      Sales charge as a
                           Sales charge as a percent percent of your net
        Your investment        of offering price         investment
        ----------------------------------------------------------------
        Up to $50,000                5.75%                  6.10%
        ----------------------------------------------------------------
        $50,000-$99,999              4.50%                  4.71%
        ----------------------------------------------------------------
        $100,000-$249,999            3.50%                  3.63%
        ----------------------------------------------------------------
        $250,000-$499,999            2.60%                  2.67%
        ----------------------------------------------------------------
        $500,000-$999,999            2.00%                  2.04%
        ----------------------------------------------------------------
        $1 million or more  See below and next page
        ----------------------------------------------------------------

         You may be able to lower your Class A sales charges if:

         . You plan to invest at least $50,000 over the next 24 months ('letter of intent')

         . The amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ('cumulative discount')

         . You are investing a total of $50,000 or more in several funds at once ('combined purchases')

         The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to 'move' your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your service agent.

         You may be able to buy Class A shares without sales charges when you are:

         . reinvesting dividends or distributions

                   Scudder International Equity Fund -- Class A, B and C  |  21

         . investing through certain workplace retirement plans

         . participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

         . exchanging an investment in Class A shares of another fund for an investment in the Fund unless the Fund has a higher sales load in which case you would be required to pay the difference

         . a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds.

         There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The Fund may waive the sales charges for investors in other situations as well. Your service agent or the Transfer Agent can answer your questions and help you determine if you are eligible.

         If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them ('Large Order NAV Purchase Privilege'). This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

22  |  Scudder International Equity Fund -- Class A, B and C

         Class B shares

         Class B shares may make sense for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher expenses.

         With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a 0.25% shareholder servicing fee from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) than those of Class A shares. After six years, Class B shares automatically convert on a tax-free basis to Class A, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

         Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

      Year after you bought shares        CDSC on shares you sell
      -------------------------------------------------------------------
         First year                                4.00%
      -------------------------------------------------------------------
         Second or third year                      3.00%
      -------------------------------------------------------------------
         Fourth or fifth year                      2.00%
      -------------------------------------------------------------------
         Sixth year                                1.00%
      -------------------------------------------------------------------
         Seventh year and later    None (automatic conversion to Class A)
      -------------------------------------------------------------------

         This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

                   Scudder International Equity Fund -- Class A, B and C  |  23

         Class C shares

         Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them, or who aren't certain of their investment time horizon.

         Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a 0.25% shareholder servicing fee from class assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.

         Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

         Class C shares have a CDSC, but only on shares you sell within one year of buying them:

              Year after you bought shares CDSC on shares you sell
              ----------------------------------------------------
                 First year                         1.00%
              ----------------------------------------------------
                 Second year and later              None
              ----------------------------------------------------

         This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

24  |  Scudder International Equity Fund -- Class A, B and C

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

First investment                            Additional investments
---------------------------------------------------------------------------------------
$1,000 or more for regular accounts         $50 or more for regular accounts and
$500 or more for IRAs                       IRA accounts
                                            $50 or more with an Automatic
                                            Investment Plan
---------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent using the       .Contact your service agent using the
 method that's most convenient for you       method that's most convenient for you
---------------------------------------------------------------------------------------
By mail or express mail (see below)
..Fill out and sign an application           .Send a check made out to 'Scudder
..Send it to us at the appropriate address,   Funds' and a Scudder investment slip to
 along with an investment check              us at the appropriate address below
                                            .If you don't have an investment slip,
                                             simply include a letter with your name,
                                             account number, the full name of the
                                             fund and the share class and your
                                             investment instructions
---------------------------------------------------------------------------------------
By wire
..Call (800) 621-1048 for instructions       .Call (800) 621-1048 for instructions
                                             (minimum $50)
---------------------------------------------------------------------------------------
By phone
not available                               .Call (800) 621-1048 for instructions
---------------------------------------------------------------------------------------
With an automatic investment plan
not available                               .To set up regular investments from a
                                             bank checking account, call
                                             (800) 621-1048 (minimum $50)
---------------------------------------------------------------------------------------
On the Internet
not available                               .Go to www.scudder.com and register
                                            .Follow the instructions for buying shares
                                             with money from your bank account
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Regular mail:
First Investment: Investment Company Capital Corporation c/o Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: Investment Company Capital Corporation c/o Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154
Express, registered or certified mail:
Investment Company Capital Corporation c/o Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005
Fax number: (800) 821-6234 (for exchanging and selling only)


                   Scudder International Equity Fund -- Class A, B and C  |  25

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund                 Selling shares
-----------------------------------------------------------------------------------------
$1,000 or more to open a new account         Some transactions, including most for over
($500 for IRAs)                              $100,000, can only be ordered in writing
$50 or more for exchanges between            with a signature guarantee; if you're in
existing accounts                            doubt, see page 30
-----------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent by the           .Contact your service agent by the
 method that's most convenient for you        method that's most convenient for you
-----------------------------------------------------------------------------------------
By phone or wire
..Call (800) 621-1048 for instructions        .Call (800) 621-1048 for instructions
-----------------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)                          Write a letter that includes:
Write a letter that includes:                .the fund, class and account number from
..the fund, class and account number you're    which you want to sell shares
 exchanging out of                           .the dollar amount or number of shares
..the dollar amount or number of shares you    you want to sell
 want to exchange                            .your name(s), signature(s) and address, as
..the name and class of the fund you want to   they appear on your account
 exchange into                               .a daytime telephone number
..your name(s), signature(s) and address, as
 they appear on your account
..a daytime telephone number
-----------------------------------------------------------------------------------------
With an automatic exchange plan
..To set up regular exchanges from a fund     not available
 account, call (800) 621-1048
-----------------------------------------------------------------------------------------
With an automatic withdrawal plan
not applicable                               .To set up regular cash payments from a
                                              fund account, call (800) 621-1048
                                              (minimum $50)
-----------------------------------------------------------------------------------------
On the Internet
..Go to www.scudder.com and register          not available
..Follow the instructions for making on-line
 exchanges
-----------------------------------------------------------------------------------------

If your shares are in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

26  |  Scudder International Equity Fund -- Class A, B and C

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In either case, keep in mind that the information in this prospectus applies only to the Fund's Class A, Class B and Class C shares. The Fund has other share classes, which are described in a separate prospectus and which have different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds. Qualified individuals will be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts.


                   Scudder International Equity Fund -- Class A, B and C  |  27

         Policies about transactions

         The Fund is open for business each day the New York Stock
         Exchange is open. The Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

         QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

28  |  Scudder International Equity Fund -- Class A, B and C

         Telephone transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting the Transfer Agent at a later date.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more and accept wires of $50 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.

         The Fund and its service providers reserve the right, from time to time in their sole discretion, to change the investment minimums.

                   Scudder International Equity Fund -- Class A, B and C  |  29

         We do not issue share certificates.

         You may have difficulty contacting the Transfer Agent by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Transfer Agent by telephone, you should make your request by mail.

         The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases and sales. In addition, for exchange requests, we may require a shareholder to own shares of a Fund for 15 days before we process the purchase order for the other fund if we believe the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

30  |  Scudder International Equity Fund -- Class A, B and C

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Transfer Agent for more information.

         When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for--whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

         There are certain cases in which you may be exempt from a CDSC. These include:

         . the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your service agent or the Transfer Agent to determine if the conditions exist

         . withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

         . withdrawals related to certain retirement or benefit plans

         . redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

         . for Class A shares purchased through the Large Order NAV Purchase
           Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the Fund's distributor, that the dealer waives the applicable commission

         . for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

         In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your service agent or the Transfer Agent can answer your questions and help you determine if you are eligible.

                   Scudder International Equity Fund -- Class A, B and C  |  31

         If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the 'reinstatement feature.' With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of Fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact the Transfer Agent or your service agent.

         Account statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Funds calculate share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4/th/), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the NYSE closes early, the Fund will calculate its NAV at the time of closing.


32  |  Scudder International Equity Fund -- Class A, B and C

         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset value by class calls for deducting all of the liabilities of each class from the total of its assets (the market value of the securities plus cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees. In such a case, a Fund's value for a security is likely to be different from the last quoted market prices.

         Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Then price changes may ultimately affect the price of Fund shares the next time a Fund calculates its net asset value.

Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already

                   Scudder International Equity Fund -- Class A, B and C | 33 been opened, we may give you 30 days' notice to provide the correct number

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance of $1,000 for any reason other than a change in market value

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the funds generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

         . change, add or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A Fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A Fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income at least annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gain distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash, and even if a portion of the distribution represents a return of your purchase price.

34  |  Scudder International Equity Fund -- Class A, B and C

         You can choose how to receive your dividends and distributions. You can have them automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders may pay federal, state and local taxes on the income dividends or capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions if any are paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income dividends                       Ordinary income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will

                   Scudder International Equity Fund -- Class A, B and C | 35 provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder fund) is generally a taxable transaction for you:

    Transaction                              Tax status
    Your sale of shares owned for more than  Generally, long-term capital
    one year                                 gains or losses
    ------------------------------------------------------------------------
    Your sale of shares owned for one year   Generally, short-term capital
    or less                                  gains or losses; losses subject
                                             to special rules
    ------------------------------------------------------------------------

         Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends and distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of the given year are taxed in that year, even though you may not receive the money until the following January.

36  |  Scudder International Equity Fund -- Class A, B and C

Financial Highlights

The tables below provide a picture of the Fund's financial performance for the past fiscal period for Class A, B and C shares. The information selected reflects results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.
Class A shares

(for a share outstanding throughout the period)

                                                                          For the Period
                                                                         June 29, 2001/1/
                                                                             through
                                                                         October 31, 2001

Per share operating performance:
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $11.05
-----------------------------------------------------------------------------------------
Income from investment operations
-----------------------------------------------------------------------------------------
Expenses in excess of net investment income                                    (0.01)
-----------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and foreign currencies         (1.76)
-----------------------------------------------------------------------------------------
Total from investment operations                                               (1.77)
-----------------------------------------------------------------------------------------
Net asset value, end of period                                                 $9.28
-----------------------------------------------------------------------------------------
Total investment return/2/                                                    (16.02)%
-----------------------------------------------------------------------------------------

Supplemental data and ratios:
-----------------------------------------------------------------------------------------
Net assets, end of period (000s)                                               $9,496
-----------------------------------------------------------------------------------------
Ratios to average net assets:
-----------------------------------------------------------------------------------------
Expenses in excess of net investment income                                    (0.44)%/3/
-----------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements (including expenses of the
International Equity Portfolio)                                                 1.50%/3/
-----------------------------------------------------------------------------------------
Expenses before waivers and/or reimbursements (including expenses of the
International Equity Portfolio)                                                 1.73%/3/
-----------------------------------------------------------------------------------------
International Equity Portfolio turnover rate                                     137%/4/
-----------------------------------------------------------------------------------------

/1/ Commencement of operations.

/2/ Total return excludes the effect of sales charges.

/3/ Annualized.

/4/ For the fiscal year ended October 31, 2001.

                   Scudder International Equity Fund -- Class A, B and C  |  37

Class B shares

(for a share outstanding throughout the period)

                                                                          For the Period
                                                                         June 29, 2001/1/
                                                                             through
                                                                         October 31, 2001

Per share operating performance:
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $11.13
-----------------------------------------------------------------------------------------
Income from investment operations
-----------------------------------------------------------------------------------------
Expenses in excess of net investment income                                    (0.04)
-----------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and foreign currencies         (1.76)
-----------------------------------------------------------------------------------------
Total from investment operations                                               (1.80)
-----------------------------------------------------------------------------------------
Net asset value, end of period                                                 $9.33
-----------------------------------------------------------------------------------------
Total investment return/2/                                                    (16.17)%
-----------------------------------------------------------------------------------------

Supplemental data and ratios:
-----------------------------------------------------------------------------------------
Net assets, end of period (000s)                                                $400
-----------------------------------------------------------------------------------------
Ratios to average net assets:
-----------------------------------------------------------------------------------------
Expenses in excess of net investment income                                    (1.19)%/3/
-----------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements (including expenses of the
International Equity Portfolio)                                                 2.25%/3/
-----------------------------------------------------------------------------------------
Expenses before waivers and/or reimbursements (including expenses of the
International Equity Portfolio)                                                 2.48%/3/
-----------------------------------------------------------------------------------------
International Equity Portfolio turnover rate                                     137%/4/
-----------------------------------------------------------------------------------------

/1/ Commencement of operations.

/2/ Total return excludes the effect of sales charges.

/3/ Annualized.

/4/ For the fiscal year ended October 31, 2001.

38  |  Scudder International Equity Fund -- Class A, B and C

Class C shares

(for a share outstanding throughout the period)

                                                                          For the Period
                                                                         June 29, 2001/1/
                                                                             through
                                                                         October 31, 2001

Per share operating performance:
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $10.92
-----------------------------------------------------------------------------------------
Income from investment operations
-----------------------------------------------------------------------------------------
Expenses in excess of net investment income                                    (0.09)
-----------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and foreign currencies         (1.68)
-----------------------------------------------------------------------------------------
Total from investment operations                                               (1.77)
-----------------------------------------------------------------------------------------
Net asset value, end of period                                                 $9.15
-----------------------------------------------------------------------------------------
Total investment return/2/                                                    (16.21)%
-----------------------------------------------------------------------------------------

Supplemental data and ratios:
-----------------------------------------------------------------------------------------
Net assets, end of period (000s)                                                $333
-----------------------------------------------------------------------------------------
Ratios to average net assets:
-----------------------------------------------------------------------------------------
Expenses in excess of net investment income                                    (1.19)%/3/
-----------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements (including expenses of the
International Equity Portfolio)                                                 2.25%/3/
-----------------------------------------------------------------------------------------
Expenses before waivers and/or reimbursements (including expenses of the
International Equity Portfolio)                                                 2.48%/3/
-----------------------------------------------------------------------------------------
International Equity Portfolio turnover rate                                     137%/4/
-----------------------------------------------------------------------------------------

/1/ Commencement of operations.

/2/ Total return excludes the effect of sales charges.

/3/ Annualized.

/4/ For the fiscal year ended October 31, 2001.

                   Scudder International Equity Fund -- Class A, B and C  |  39

Financial Highlights


Investment Class performance is presented to provide financial performance for the Class A, B and C shares for periods prior to their inception. The table below helps you understand the financial performance of the Investment Class shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report for Investment Class shares. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

Investment Class
(for a share outstanding throughout the period)

                                                            For the Period
                                           For the Years     Oct. 1, 1999           For the Years Ended
                                         Ended October 31,   to Oct. 31,               September 30,
                                            2001       2000    1999/1/             1999       1998     1997
Per share operating
performance:
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                   $25.55     $25.33       $24.22         $20.68     $22.13   $16.77
-----------------------------------------------------------------------------------------------------------
Income from investment
operations
-----------------------------------------------------------------------------------------------------------
Net investment (expenses in excess of)
income                                    0.08      (0.02)        (0.02)         0.04       0.02     0.09
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments and foreign currencies    (7.28)      0.24          1.13          3.56      (0.87)    5.63
-----------------------------------------------------------------------------------------------------------
Total from investment
operations                               (7.20)      0.22          1.11          3.60      (0.85)    5.72
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders
-----------------------------------------------------------------------------------------------------------
Net investment income                       --         --            --         (0.06)     (0.01)   (0.16)
-----------------------------------------------------------------------------------------------------------
Net realized gains                       (0.21)        --            --            --      (0.59)   (0.20)
-----------------------------------------------------------------------------------------------------------
Total distributions                      (0.21)        --            --         (0.06)     (0.60)   (0.36)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period          $18.14     $25.55        $25.33        $24.22     $20.68   $22.13
-----------------------------------------------------------------------------------------------------------
Total investment return                 (28.38)%     0.83%         4.63%        17.35%     (3.73)%  34.76%
-----------------------------------------------------------------------------------------------------------
Supplemental data and ratios:
-----------------------------------------------------------------------------------------------------------
Net assets, end of period
(000s omitted)                          $815,295 $2,127,916    $1,913,667    $1,851,230 $1,251,580 $525,520
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
-----------------------------------------------------------------------------------------------------------
Net investment (expenses in excess of)
income                                    0.24%     (0.07)%       (0.93)%/2/     0.19%      0.61%    0.53%
-----------------------------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements, including
expenses of the International
Equity Portfolio                          1.50%      1.50%         1.50%/2/      1.50%      1.50%    1.50%
-----------------------------------------------------------------------------------------------------------
Expenses before waivers and/or
reimbursements, including
expenses of the International
Equity Portfolio                          1.68%      1.67%         1.70%/2/      1.66%      1.70%    1.68%
-----------------------------------------------------------------------------------------------------------
International Equity Portfolio
turnover rate                              137%       140%            5%          106%        65%      63%
-----------------------------------------------------------------------------------------------------------

/1/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

/2/ Annualized.

40  |  Scudder International Equity Fund -- Class A, B and C

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund also are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

[LOGO] SCUDDER
       INVESTMENTS



[LOGO] A Member of
       Deutsche Asset Management
SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                    International Equity Fund-- CUSIP#
                    Class A Shares              055.922.546
                    Class B Shares              055.922.538
                    Class C Shares              055.922.520
                    BT Investment Funds
                                                811-4760

                                    [GRAPHIC]


  Printed on recycled paper.  (08/19/02) SIEF-1

                                    [GRAPHIC]



                 Institutional Class
Prospectus

                     April 30, 2002, as revised August 19, 2002

                Scudder Quantitative Equity Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

Quantitative Equity Fund --Institutional Class

                      Overview of the Quantitative
                      Equity Fund
                      3   Goal
                      3   Core Strategy
                      3   Investment Policies and
                          Strategies
                      4   Principal Risks of Investing in
                          the Fund
                      4   Who Should Consider Investing
                          in the Fund
                      6   Total Returns, After Fees and
                          Expenses
                      7   Fees and Expenses of the Fund

                      A Detailed Look at the
                      Quantitative Equity Fund
                       8  Objective
                       8  Strategy
                       8  Principal Investments
                       9  Investment Process
                      10  Prior Performance of a Similar
                          Portfolio
                      12  Risks
                      15  Management of the Fund

                      How to Invest in the Fund
                      19  Buying and Selling Institutional
                          Class Shares
                      22  Policies You Should Know
                          About
                      27  Performance Information
                      27  Other Rights We Reserve
                      28  Understanding Distributions
                          and Taxes
                      30  Financial Highlights

Overview of the Quantitative Equity Fund -- Institutional Class

Goal: The Fund seeks a total return greater than that of the Standard & Poor's 500 Composite Stock Price Index (the 'S&P 500 Index').

Core Strategy: The Fund follows an integrated strategy that utilizes derivative instruments and stocks of the S&P 500 Index along with the stocks of acquisition targets.

Investment Policies and Strategies: The Fund is a feeder fund that invests all of its assets in a master portfolio with the same objective as the Fund. The Fund, through the master portfolio, seeks to achieve its goal, of matching the total return of the S&P 500 Index by investing in derivative instruments or common stocks of companies in the S&P 500 Index (we refer to this portion of the Fund's assets as the 'S&P 500 Index Assets'). Additionally, the Fund seeks to exceed the returns of the S&P 500 Index by investing in the stocks of acquisition targets in publicly announced transactions (we refer to this portion of the Fund's assets as the 'Merger Arbitrage Assets'). The investment advisor uses proprietary quantitative models to select securities for the Fund's Merger Arbitrage Assets.

--------------------------------------------------------------------------------

The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

                  Scudder Quantitative Equity Fund -- Institutional Class  |  3

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. The risks associated with the Fund's S&P 500 Index Assets include the risks that:

         . Stocks could decline generally or could underperform other investments.

         . Returns on stocks of large US companies could trail the returns from stocks of medium or small companies. Each type of stock tends to go through cycles of overperformance and underperformance in comparison to the overall stock market.

         . The Fund may not be able to mirror the S&P 500 Index closely enough to track its performance for several reasons, including the Fund's cost to buy and sell securities, the flow of money into and out of the Fund and the underperformance of stocks selected.

         . The Fund could suffer losses on its derivative positions if they are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

         The risks associated with the Fund's Merger Arbitrage Assets include the risks that:

         . The volume of transactions in the mergers and acquisitions marketplace becomes insufficient to meet the Fund's goal.

         . Acquisition transactions are renegotiated, terminated or delayed.

         In addition to these risks, the Fund is a non-diversified investment company. The Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified fund, providing a greater possibility that the performance of a single issuer could impact the overall value of the Fund.

Who Should Consider Investing in the Fund

         The Quantitative Equity Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuations in the value of your investment than you would typically experience by investing in bond or money market funds.

4  |  Scudder Quantitative Equity Fund -- Institutional Class

         You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

         The Fund by itself does not constitute a balanced investment program. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio. The Fund also offers another class with different fees, expenses and investment minimums.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                  Scudder Quantitative Equity Fund -- Institutional Class  |  5

Total Returns, After Fees and Expenses

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the Fund's Institutional Class actual return for each full calendar year since the Fund began selling shares on December 31, 1999 (its inception date). The table compares the Fund's Institutional Class average annual return with the S&P 500 Index over the last calendar year and since the Fund's inception. The S&P 500 Index is a model, not a portfolio in which you may invest. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's performance results. The Fund's returns reflect the expense waivers in place during the periods presented. In their absence returns would have been lower.

The table also shows the after-tax returns of the Fund's Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

         Year-by-Year Returns (each full calendar year since inception)

                                    [CHART]

 2000      2001
-------  --------
-4.50%   -11.99%

During the period shown in the bar chart, the Fund's highest return in any calendar quarter was 10.34% (fourth quarter 2001) and its lowest quarter was -14.24% (third quarter 2001).

 Performance for Periods Ended December 31, 2001
 Average Annual Returns
                                                              Since Inception
                                                    1 Year  (December 31, 1999)
 ------------------------------------------------------------------------------
 Institutional Class
 Return Before Taxes                                -11.99%        -8.31%
 ------------------------------------------------------------------------------
 Institutional Class
 Return After Taxes on Distributions                -12.37%        -9.22%
 ------------------------------------------------------------------------------
 Institutional Class
 Return After Taxes on Distributions and Sale of
 Fund Shares                                         -7.30%        -6.90%
 ------------------------------------------------------------------------------
 S&P 500 Index (reflects no deduction for fees,
 expenses or taxes)                                 -11.87%       -10.50%
 ------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares. The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

6  |  Scudder Quantitative Equity Fund -- Institutional Class

Fees and Expenses of the Fund

(expenses paid from Fund assets)



The Annual Fund Operating Expenses table below describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund.

Expense Example. The example below illustrates the expenses incurred on a $10,000 investment in the Fund's Institutional Class. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same, you reinvested all dividends and distributions and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ The example does not represent an estimate of future returns or expenses. Actual costs may be higher or lower.

         Annual Fund Operating Expenses
                                                         Percentage of
                                                         Average Daily
                                                         Net Assets/1/
         Management Fees                                      0.50%
         -------------------------------------------------------------
         Distribution and Service (12b-1) Fees                 None
         -------------------------------------------------------------
         Other Expenses                                       1.82%
         -------------------------------------------------------------
         Total Fund Operating Expenses                        2.32%
         -------------------------------------------------------------
         Less: Fee Waivers and/or Expense Reimbursements     -1.57%
         -------------------------------------------------------------
         Net Expenses                                      0.75%/2/
         -------------------------------------------------------------

Expense Example/3/

                        1 Year 3 Years 5 Years 10 Years
                         $77    $573   $1,097   $2,534
                        -------------------------------

/1/ Information on the annual operating expenses reflects the expenses of both the Fund and the Quantitative Equity Portfolio, the master portfolio into which the Fund invests its assets. A further discussion of the relationship between the Fund and the master portfolio appears in the 'Organizational Structure' section of this prospectus.

/2/ The investment advisor and administrator have agreed, for a 16-month period from the Fund's fiscal year end of December 31, 2001, to waive their fees and reimburse expenses to the extent necessary to maintain the Fund's expense ratio at the level indicated as 'Net Expenses'.

/3/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

                  Scudder Quantitative Equity Fund -- Institutional Class  |  7

A Detailed Look at the Quantitative Equity Fund --Institutional Class

Objective

         The Fund seeks a total return greater than that of the S&P 500 Index. The Fund invests for long-term capital appreciation, not income; any dividend and interest income is secondary to the pursuit of its goal. There is no guarantee the Fund will realize its goal.

Strategy

         The Fund is designed to provide investors with access to a quantitatively managed portfolio that seeks to provide superior investment returns relative to those that could be achieved from the general US equity market as measured by the S&P 500 Index.

         The Fund invests in derivative instruments or common stocks of companies which comprise the S&P 500 Index in order to replicate as closely as possible, with respect to this portion of the Fund's assets, the total return of the S&P 500 Index.

         To pursue its goal of exceeding the return of the S&P 500 Index, the Fund also invests in the stocks of acquisition targets in publicly announced transactions. The selection of investments is based on quantitative models that are proprietary to the investment advisor.

Principal Investments

         The Fund invests in derivative instruments, such as futures contracts on the S&P 500 Index and options. The Fund also invests in shares of US companies that are targets of publicly announced acquisitions.


Futures contracts and options are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities.


8  |  Scudder Quantitative Equity Fund -- Institutional Class

--------------------------------------------------------------------------------

Investment Process

         S&P 500 Index Assets. A portion of the Fund's investments is designed to provide a return that matches the return of the S&P 500 Index. These investments include one or more of the following: derivative instruments, including futures contracts on the S&P 500 Index, options on common stocks, options on futures; Standard & Poor's Depositary Receipts; and shares of S&P 500 Index mutual funds. We may also purchase certain stocks included in the S&P 500 Index. Through these investments, we maintain full or near full exposure to the broad equity market. Historically, the Fund has had a high portfolio turnover rate.

         Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

         Merger Arbitrage Assets. Another portion of the Fund's investments is designed to provide additional total return. This portion invests in the common stocks of companies that are the targets of publicly announced acquisitions. The selection of these investments is based on a proprietary quantitative model that provides a disciplined approach to both the timing and quantity of shares purchased. In general, the selection of investments will also be limited by the following criteria:

         . An announced acquisition that is selected based on specific, unambiguous events.

         . An acquisition price that is structured to include at least 50% cash.

         . An acquisition target with a minimum market capitalization of $500 million.

         Merger arbitrage is a specialized investment approach designed to profit from the successful completion of proposed mergers, acquisitions and other types of corporate reorganizations. It seeks to

--------------------------------------------------------------------------------


Portfolio Turnover. The portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.


                  Scudder Quantitative Equity Fund -- Institutional Class | 9 capture the difference between the price of an acquisition target's shares after a bid is announced and the ultimate takeover payout amount.

         Reserve Assets. The Fund will also invest a portion of its assets in money market instruments and money market funds as a reserve for changes in allocation among the Fund's equity investments and to cover its derivative positions.

Prior Performance of a Similar Portfolio

         The information provided on the next page presents the performance of the Pyramid Quantitative Merger Arbitrage Fund ('QMA'), an unregistered commingled fund managed by the investment advisor since December 31, 1989. Our decision to establish QMA was supported by the results of a back test of the investment strategy over the 1984-89 period. In managing the Fund, we employ substantially the same investment objectives, policies and strategies that we employ in managing QMA. However, in managing the Fund, we are subject to certain rules (e.g., limits on the percentage of assets invested in securities of issuers in a single industry and requirements on distributing income to shareholders) that do not apply to QMA. In addition, the continuous offering of the Fund's shares and the Fund's obligation to redeem its shares will likely cause the Fund to experience cash flows different from those of QMA. Moreover, the way of calculating the performance of QMA, which values its assets at the end of each month, differs from the method employed by mutual funds, which, among other things, value their assets on a daily basis. All of these factors may affect the performance of the Fund and cause it to differ from that of QMA. Certain of these factors may adversely affect the Fund's performance.

         QMA is available only to institutional investors, including other commingled funds we manage. Management fees and expenses incurred in the operation of QMA are paid directly by its investors rather than by QMA. Accordingly, the performance results for QMA have been adjusted to reflect an overall expense ratio of 0.75%, which is the same as that expected to be borne by the Fund. Returns of the adjusted QMA are compared to the S&P 500 Index. Unlike QMA returns, those of the S&P 500 Index do not reflect fees and expenses. Both the returns of QMA and the S&P 500 Index reflect the reinvestment of dividends and distributions.

10  |  Scudder Quantitative Equity Fund -- Institutional Class

                                         QMA      S&P 500
                                       Returns     Index
            Year Ended December 31, (net of Fees) Returns Difference
                     1990                5.97%     -3.10%    9.07%
            --------------------------------------------------------
                     1991               29.45%     30.47%   -1.02%
            --------------------------------------------------------
                     1992                7.59%      7.62%   -0.03%
            --------------------------------------------------------
                     1993               11.03%     10.08%    0.95%
            --------------------------------------------------------
                     1994                1.10%      1.32%   -0.22%
            --------------------------------------------------------
                     1995               39.58%     37.58%    2.00%
            --------------------------------------------------------
                     1996               24.79%     22.96%    1.83%
            --------------------------------------------------------
                     1997               36.15%     33.36%    2.79%
            --------------------------------------------------------
                     1998               35.90%     28.58%    7.32%
            --------------------------------------------------------
                     1999               31.42%     21.04%   10.38%
            --------------------------------------------------------
                     2000               -4.37%     -9.11%    4.74%
            --------------------------------------------------------
                     2001              -12.05%    -11.87%   -0.18%
            --------------------------------------------------------

           Performance for Periods Ended December 31, 2001
           Average Annual Returns
                                                    Since Inception
                         1 Year  5 Years 10 Years (December 31, 1989)
           ----------------------------------------------------------
           QMA Returns
           with Fees     -12.05% 15.38%   15.71%        15.94%
           ----------------------------------------------------------
           S&P 500 Index
           Returns       -11.87% 10.70%   12.94%        12.85%
           ----------------------------------------------------------
           Difference     -0.18%  4.68%    2.77%         3.09%
           ----------------------------------------------------------

         The performance data represent the prior performance of QMA, not the prior performance of the Fund, and should not be considered an indication of future performance of the Fund.

         In the 136 rolling 12-month periods from December 31, 1989 to March 31, 2002, QMA, net of a 0.75% expense ratio, had a positive total return in 120 of the 136 periods and outperformed the S&P 500 Index in 104 of the 136 periods (76% of the time).

                 Scudder Quantitative Equity Fund -- Institutional Class  |  11

         The table below shows performance statistics of QMA, net of a 0.75% expense ratio, relative to the S&P 500 Index. The statistics are based on the 136 rolling 12-month periods from December 31, 1989 to March 31, 2002, and illustrates the frequency with which QMA outperformed the Index.

                Amount by which return                  Percent
                of QMA, after fees, exceeded   Number   of Total
                return of S&P 500 Index/1/   of Periods Periods
                      100 basis points           87       64%
                ------------------------------------------------
                      50 basis points            96       71%
                ------------------------------------------------
                      25 basis points            99       73%
                ------------------------------------------------

        /1/ One basis point equals 1/100th of 1 percent (0.01%).

RISKS

         Set forth below are some of the prominent risks associated with investing in the Fund, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

         Primary risks

         Market Risk. Although individual stocks can outperform their markets, deteriorating market conditions might cause an overall weakness in the stock prices of an entire market. Because part of the Fund's strategy is to produce returns that closely track those of the S&P 500 Index, we expect the value of the Fund's shares to rise and fall with the broad equity market. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

         Tracking Error Risk. There are several reasons that the Fund's S&P 500 Index Assets may not track the S&P 500 Index exactly:

         . Unlike an index, the Fund incurs administrative expenses and transaction costs in trading stocks.

         . The composition of the S&P 500 Index and the stocks or other securities held by the Fund may occasionally diverge.

         . The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely,

12  |  Scudder Quantitative Equity Fund -- Institutional Class
           the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the 'fully invested' S&P 500 Index.

         Futures and Options Risk. The Fund invests in stock index futures or options, which are types of derivatives. The Fund invests in derivatives to keep cash on hand to invest in stocks of acquisition targets as well as to meet other obligations of the Fund.

         Because the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the initial margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

         Exposure Risk. Certain investment techniques increase the Fund's exposure to a security, index or its investment portfolio. Exposure is the Fund's maximum potential gain or loss from an investment. Certain investments designed to replicate the S&P 500 Index returns (such as options and futures) may have the effect of magnifying declines as well as increases in the Fund's net asset value.

         Derivative Instruments Risk. The use of derivatives requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Gains or losses from positions in a derivative instrument may be much greater than the derivative's original cost. Risks associated with derivatives include:

         . the risk that the derivative is not well correlated with the security for which it is acting as a substitute;

         . the risk that the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

         . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

         Regulatory Risk. Positions in futures and options will be entered into only to the extent they constitute permissible positions for a fund not regulated as a commodity pool, according to applicable rules of the Commodity Futures Trading Commission. At times, the

                 Scudder Quantitative Equity Fund -- Institutional Class  |  13

         Fund may be constrained in its ability to close positions on futures, options on futures or other derivatives when it would be most advantageous to do so. These regulatory constraints may have an adverse effect on fund management or performance.

         Merger Arbitrage Risk. The Fund's strategy relies on sufficient volume of activity within the mergers and acquisitions marketplace. The mergers and acquisitions marketplace can produce unforeseeable results. Merger and acquisition transactions may be renegotiated, terminated or delayed due to, for example, disagreements among the parties, lack of financing, failure to secure regulatory approvals, fluctuations in the market or third party action. In the event these transactions fail to close or close at a less than expected price per share, the Fund may realize losses or a lower return than anticipated. The length of time that the Fund's assets must be committed to any given transaction will affect the rate of return realized by the Fund.

         Non-Diversification Risk. The Fund is a non-diversified investment company. The Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers than diversified funds, providing a greater possibility that the performance of a single issuer could impact the overall value of the Fund.

         Secondary risk

         Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

14  |  Scudder Quantitative Equity Fund -- Institutional Class

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc. ('DeAM, Inc.'), Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. A Board of Trustees supervises all the Fund's activities on behalf of the Fund's shareholders.

         Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the Fund. Prior to April 30, 2001, the investment advisor was Bankers Trust Company (now known as Deutsche Bank Trust Company Americas), an affiliate of DeAM, Inc. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment advisor received a fee of 0.50% of the Fund's average daily net assets for its services in the last fiscal year.

         DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed approximately $96 billion in assets.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the master portfolio:

         Eric Lobbin

         . Managing Director of the investment advisor and portfolio manager for the master portfolio.

         . Joined the investment advisor in 1981 and the master portfolio in 2000.

         . Over 20 years of financial industry experience.

                  Scudder Quantitative Equity Fund --Institutional Class  |  15

         . Bachelor's degree in engineering from Princeton University and MBA from New York University.

         . Former President of the Society of Quantitative Analysts.

         Manish Keshive

         . Director of the investment advisor and portfolio manager for the master portfolio.

         . Joined the investment advisor in 1996 and the master portfolio in 1999.

         . Analyst and Trader for the master portfolio since inception.

         . Bachelor's degree in Technology, Indian Institute of Technology in
           1993, M.S., Massachusetts Institute of Technology in 1995.

         Other Services. Investment Company Capital Corporation ('ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG, is the Fund's Administrator. Prior to July 1, 2001, Bankers Trust Company (now known as Deutsche Bank Trust Company Americas) served as the Fund's Administrator. ICCC provides the same services that Bankers Trust Company provided to the Fund and is entitled to receive the same rate of compensation. ICCC or your service agent performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from the Fund;

         . answering your questions on the Fund's investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

         Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with ICCC. Service agents may charge additional fees to

16 | Scudder Quantitative Equity Fund -- Institutional Class investors only for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

         ICCC also serves as the Fund's transfer agent ('Transfer Agent').

         Organizational Structure. The Fund is a 'feeder fund' that invests all of its assets in a 'master portfolio,' the Quantitative Equity Portfolio. The Fund and its master portfolio have the same objective. The master portfolio is advised by DeAM, Inc.

         The master portfolio may accept investments from other feeder funds. A feeder bears the master portfolio's expenses in proportion to its assets. Each feeder can set its own transaction minimums, fund-specific expenses and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio or take other action.

                 Scudder Quantitative Equity Fund -- Institutional Class  |  17

How to Invest in the Fund

The following pages tell you how to invest in the Fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a service agent--for example, a workplace retirement plan, financial supermarket or financial advisor--your service agent may have its own policies or instructions, and you should follow those.

18  |  Scudder Quantitative Equity Fund -- Institutional Class

Buying and Selling Institutional Class Shares

         You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ('service agent'). Contact them for details on how to enter and pay for your order. The Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the Transfer Agent. Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

         Eligibility requirements

         You may buy Institutional Shares if you are any of the following:

         . An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

         . An employee benefit plan with assets of at least $50 million.

         . A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

         . A client of the private banking division of Deutsche Bank AG.

         . A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any Fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

         Investment minimums

         Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

         The minimum initial investment is waived for:

         . Investment advisory affiliates of Deutsche Bank Securities, Inc. or
           Scudder funds purchasing shares for the accounts of their investment advisory clients.

         . Employee benefit plans with assets of at least $50 million.

                 Scudder Quantitative Equity Fund -- Institutional Class  |  19

         . Clients of the private banking division of Deutsche Bank AG.

         . A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

         The Fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

         How to contact the Transfer Agent

            By Phone:         (800) 621-1048
            --------------------------------------------------------
            First Investments Investment Company Capital Corporation
            By Mail:          c/o Scudder Investments
                              P.O. Box 219356
                              Kansas City, MO 64121-9356
            --------------------------------------------------------
            Additional        Investment Company Capital Corporation
            Investments       c/o Scudder Investments
            By Mail:          P.O. Box 219154
                              Kansas City, MO 64121-9154
            --------------------------------------------------------
            By Overnight      Investment Company Capital Corporation
            Mail:             c/o Scudder Investments
                              811 Main Street
                              Kansas City, MO 64105-2005
            --------------------------------------------------------
            By Fax (for       (800) 821-6234
            exchanging and
            selling shares
            only):
            --------------------------------------------------------

         You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

         How to open your fund account

         MAIL: Complete and sign the account application that
               accompanies this prospectus. (You may obtain
               additional applications by calling the Transfer Agent.)
               Mail the completed application along with a check
               payable to Scudder Quantitative Equity Fund--
               Institutional Class--526 to Investment Company
               Capital Corporation The addresses are shown under
               'How to contact the Transfer Agent.'
         -------------------------------------------------------------
         WIRE: Call the Transfer Agent to set up a wire account.

         Please note that your account cannot become activated until we receive a completed application.

20  |  Scudder Quantitative Equity Fund -- Institutional Class

         How to buy and sell shares

         MAIL:

         Buying: Send your check, payable to 'Scudder Quantitative Equity Fund--Institutional Class--526,' to the Transfer Agent. The addresses are shown above under 'How to contact the Transfer Agent.' Be sure to include the Fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to 'Scudder Funds' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

         Selling: Send a signed letter to the Transfer Agent with your name, your Fund number and account number, the Fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $250,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

         WIRE:

         Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Transfer Agent at (800) 621-1048 to notify us in advance of a wire transfer purchase. Inform the Transfer Agent representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) the next business day following your purchase.

      Bank Name:  Deutsche Bank Trust Company Americas
      -------------------------------------------------------------------
      Routing No: 021001033
      -------------------------------------------------------------------
      Attn:       Scudder Funds
      -------------------------------------------------------------------
      DDA No:     00-226-296
      -------------------------------------------------------------------
      FBO:        (Account name)
                  (Account number)
      -------------------------------------------------------------------
      Credit:     Scudder Quantitative Equity Fund--Institutional Class--
                  526
      -------------------------------------------------------------------


                 Scudder Quantitative Equity Fund -- Institutional Class  |  21

         Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the Fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

         Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Transfer Agent at (800) 621-1048. Inform the Transfer Agent representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The Fund and its service agents reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 pm (Eastern time) to wire your account the next business day.

         TELEPHONE TRANSACTIONS:

         You may place orders to buy and sell over the phone by calling your service agent or the Transfer Agent at (800) 621-1048. If your shares are in an account with the Transfer Agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another Scudder fund by calling the Transfer Agent. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting the Transfer Agent at a later date.

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor

22 | Scudder Quantitative Equity Fund -- Institutional Class should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In either case, keep in mind that the information in this prospectus applies only to the Fund's Institutional Class. The Fund does have another share class, which is described in a separate prospectuses and which has different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts.

         Policies about transactions

         The Fund is open for business each day the New York Stock Exchange is open. The Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

                 Scudder Quantitative Equity Fund -- Institutional Class  |  23

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         We accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or internet based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more.
         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.

24  |  Scudder Quantitative Equity Fund -- Institutional Class

         We do not issue share certificates.

         You may have difficulty contacting the Transfer Agent by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Transfer Agent by telephone, you should make your request by mail.

         Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if the Fund determined that your purchase would be detrimental to the interests of its shareholders.

         We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases or sales. In addition, for exchange requests, we may require a shareholder to own shares of the Fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders, for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a

                 Scudder Quantitative Equity Fund -- Institutional Class | 25 signature guarantee from a notary public and we must be provided the original guarantee.

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Transfer Agent for more information.

         Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Fund calculates share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.


--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early, the Fund will calculate its net asset value at the time of closing.


26  |  Scudder Quantitative Equity Fund -- Institutional Class

Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less

         . change, add, or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $250,000 for any reason other than a change in market value

                 Scudder Quantitative Equity Fund -- Institutional Class  |  27

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A Fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A Fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income at least annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gain distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash and even if a portion of the distribution represents a return of your purchase price.

         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

28  |  Scudder Quantitative Equity Fund -- Institutional Class

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions, if any, paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income Dividends                       Ordinary Income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary Income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder Fund) is generally a taxable transaction for you:

         Transaction                   Tax status
         Your sale of shares owned for Generally, long-term capital
         more than one year            gains or losses
         -------------------------------------------------------------
         Your sale of shares owned for Generally, short-term capital
         one year or less              gains or losses; losses subject
                                       to special rules
         -------------------------------------------------------------

         Your Fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

                 Scudder Quantitative Equity Fund -- Institutional Class  |  29

Financial Highlights


The table below provides a picture of the Fund's Institutional Class/1/ financial performance since inception. Certain information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                                                            For the Years
                                                                                Ended
                                                                            December 31,
                                                                           2001      2000

Per share operating performance:
--------------------------------------------------------------------------------------------
Net asset value, beginning of year                                        $11.02    $12.12
--------------------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------------------
Net investment income                                                    0.17/2/   0.34/2/
--------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and futures contracts      (1.50)    (0.88)
--------------------------------------------------------------------------------------------
Total from investment operations                                           (1.33)    (0.54)
--------------------------------------------------------------------------------------------
Distributions to shareholders
--------------------------------------------------------------------------------------------
Net investment income                                                      (0.11)    (0.07)
--------------------------------------------------------------------------------------------
Net realized gains                                                            --     (0.49)
--------------------------------------------------------------------------------------------
Total distributions                                                        (0.11)    (0.56)
--------------------------------------------------------------------------------------------
Net asset value, end of year                                               $9.58    $11.02
--------------------------------------------------------------------------------------------
Total investment return                                                   (11.99)%   (4.50)%
--------------------------------------------------------------------------------------------

Supplemental data and ratios:
--------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                                    $2,557     $610
--------------------------------------------------------------------------------------------
Ratios to average net assets:
--------------------------------------------------------------------------------------------
Net investment income                                                       1.72%     2.83%
--------------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements, including expenses of the
Quantitative Equity Portfolio                                               0.75%     0.75%
--------------------------------------------------------------------------------------------
Expenses before waivers and/or reimbursements, including expenses of the
Quantitative Equity Portfolio                                               2.32%     3.98%
--------------------------------------------------------------------------------------------
Portfolio turnover rate/3/                                                   253%      451%
--------------------------------------------------------------------------------------------

/1/ The Institutional Class began operations on December 31, 1999.

/2/ Net investment income per share was calculated using the average shares method.

/3/ The portfolio turnover rate is for the master portfolio into which the Fund invests all of its assets.

30  |  Scudder Quantitative Equity Fund -- Institutional Class

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]
SCUDDER
INVESTMENTS


[LOGO]
A Member of
Deutsche Asset Management

SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                                                CUSIP#
                     Quantitative Equity Fund--
                     Institutional Class:       055.922.645
                     BT Investment Funds
                                                811-4760

                                    [GRAPHIC]


  Printed on recycled paper.  (08/19/02) SQEF-1-IN

                                                       Deutsche Asset Management


Treasury Money Fund - Institutional Class
Treasury Money Fund - Investment Class


Supplement dated August 19, 2002 to the Prospectuses dated April 30, 2002 for the Treasury Money Fund - Institutional Class and Treasury Money Fund - Investment Class

The following replaces the `How to Contact Deutsche Asset Management' by Overnight Mail section in each Fund's prospectus:

                                        Deutsche Asset Management
By Overnight Mail:                      811 Main Street
                                        Kansas City, MO  64105


The following replaces the first sentence in the `Strategy' section of each Fund's prospectus:


The Fund seeks current income by investing primarily in US Treasury securities and repurchase agreements backed by obligations of the US Treasury and maintains a dollar-weighted average maturity of 90 days or less.


The following replaces the `Principal Investments' section of each Fund's prospectus:


Under normal conditions the Fund invests at least 80% of its assets, determined at the time of purchase, in US Treasury obligations, either directly or through repurchase agreements. In a repurchase agreement, the Fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price. Additionally, the Fund may invest up to 20% of its total assets in US Treasury guaranteed securities such as securities issued by the Government National Mortgage Association (`GNMA') or securities issued or guaranteed by the Export-Import Bank of the US on both an outright basis and as repurchase agreement collateral. The Fund may also invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

                                                             A Member of the
                                                             Deutsche Bank Group
                                                             [LOGO]

               Please Retain This Supplement for Future Reference

BT Investment Funds
BT Institutional Funds
SUPPTMMKT (08/02-2)
CUSIPs:  055922405
          055924203

                                                       Deutsche Asset Management


Cash Management Fund - Institutional Class
Cash Management Fund - Investment Class
Money Market Fund - Investment Class
Tax Free Money Fund - Investment Class
NY Tax Free Money Fund - Investment Class
Cash Reserves Fund - Institutional Class
Liquid Assets Fund - Institutional Class



Supplement dated August 19, 2002 to the Prospectuses dated April 30, 2002 for the Cash Management Fund - Institutional Class, Cash Management Fund - Investment Class, Money Market Fund - Investment Class, Tax Free Money Fund - Investment Class, NY Tax Free Money Fund - Investment Class, Cash Reserves Fund
- Institutional Class, and Liquid Assets Fund - Institutional Class



The following replaces the `How to Contact Deutsche Asset Management' by Overnight Mail section in each Fund's prospectus:

                                        Deutsche Asset Management
By Overnight Mail:                      811 Main Street
                                        Kansas City, MO  64105



The following replaces the `Important Information About Buying and Selling Shares' section in the Cash Reserve Fund's prospectus:

..    You may buy and sell shares of a fund through authorized service agents as well as directly from the Service Center. The same terms and conditions apply. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.

..    You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares you must state whether you would like to receive the proceeds by wire or check.

..    If we receive your purchase order before 4:00 p.m. Eastern time (or earlier, if the Fund closes early) you will receive the dividends declared that day. If we receive it after 4:00 p.m. Eastern time, you will not.

..    You will not receive dividends declared on the day you sell your shares.

..    After we or your service agent receive your order, we buy or sell your shares at the next price calculated on a day the Fund is open for business.

..    We accept payment for shares only in US dollars by check, bank or Federal
     Funds wire transfer, or by electronic bank transfer. We do not accept cash, starter or third-party checks or checks issued by credit card companies or internet based companies.

..    The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 10 calendar days while we wait for your check to clear.

..    Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day.

..    We reserve the right to close your account on 60 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

..    If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

..    We remit proceeds from the sale of shares in US dollars.

..    We do not issue share certificates.

..    Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

..    During periods of heavy market activity, you may have trouble reaching the
     Service Center by telephone. If this occurs, you should make your request by mail.

..    The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares; or 4) in the event of a closing of the Federal Reserve Bank's wire payment system until a reasonable time after the system reopens, but in any event the Fund may not delay payment more than seven days except under the previous three circumstances.

..    We will not accept purchase and sale orders on any day the New York Stock
     Exchange is closed.

..    Account Statements and Fund Reports: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you a semi-annual and annual report on your fund's overall performance, its current holdings and its investing strategies.

                                                             A Member of the
                                                             Deutsche Bank Group
                                                             [LOGO]

               Please Retain This Supplement for Future Reference

BT Investment Funds
BT Institutional Funds
BT Pyramid Mutual Funds
COMBSUPPMMK (08/02)
CUSIPs:

Cash Management Fund - Institutional Class 055924104
Cash Management Fund - Investment Class 055922108
Money Market Fund - Investment Class 055847206
Tax Free Money Fund - Investment Class 055922306
NY Tax Free Money Fund - Investment Class 055922207
Cash Reserves Fund - Institutional Class 055924872
Liquid Assets Fund - Institutional Class 055924864

                                                             Scudder Investments

Supplement dated August 19, 2002 to the Prospectuses dated February 28, 2002, as revised August 19, 2002 for the International Equity Fund - Institutional Class I, International Equity Fund - Institutional Class II, International Equity Fund
- Class A, B and C Shares, International Equity Fund - Investment Class, European Equity Fund - Premier Class, International Select Equity Fund and European Equity Fund - Institutional Class, International Select Equity Fund and European Equity Fund - Investment Class, European Equity Fund - Class A, B and C Shares

The following supplements the `Portfolio Managers' section of the prospectuses for the International Equity Fund (Institutional Class I, Institutional Class II, Class A, B and C Shares and Investment Class) and the European Equity Fund (Premier Class, Institutional Class, Investment Class and Class A, B and C Shares) until October 1, 2002:

Joseph DeSantis, Managing Director, Deutsche Asset Management and Co-Manager of the Fund

..    Oversees all equity portfolio managers based in the Americas region.

..    Joined Deutsche Asset Management, Inc. (formerly, Zurich Scudder
     Investments, Inc.) in 2000.

..    Chief Investment Officer at Chase Trust Bank in Tokyo, Japan, a division of
     Chase Global Asset Management and Mutual Funds (1996-2000).

..    Head of International Equities at Chase in New York (1992-1996).

..    Positions as a portfolio manager at Chase and as the founder, later,
     Investment Strategist at Strategic Research International, Inc.

..    BA from University of Cincinnati.


                PLEASE DISCARD THIS SUPPLEMENT ON OCTOBER 1, 2002



                                                             Scudder Investments
                      A Member of Deutsche Asset Management [Deutsche Bank logo]

                        Supplement dated August 19, 2002
         to the Statements of Additional Information dated April 30, 2002 to the following Funds (each a `Fund'):

BT Investment Funds
         Tax Free Money Fund -- Investment
         NY Tax Free Money Fund -- Investment
         Cash Management Fund -- Investment
         Treasury Money Fund -- Investment

BT Institutional Funds
         Cash Management Fund -- Institutional
         Treasury Money Fund -- Institutional
         Cash Reserves Fund -- Institutional
         Liquid Assets Fund -- Institutional

BT Pyramid Funds
         Money Market Fund -- Investment

The following paragraph replaces the first paragraph under the heading `Redemption of Shares' in the Cash Reserves Fund Institutional Class' Statement of Additional Information dated April 30, 2002:

         Shareholders may redeem shares at the NAV per share next determined on each Valuation Day. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for shares received by the Service Agent and transmitted to the Transfer Agent prior to the close of the NYSE (currently 4:00 p.m., Eastern time or earlier should the NYSE close earlier) on each Valuation Day will be redeemed at the NAV per share as of 4:00 p.m. (Eastern time) or after the close of the NYSE and the redemption proceeds normally will be delivered to the shareholder's account with the Service Agent on that day; no dividend will be paid on the day of redemption.

The following paragraph replaces the fifth paragraph under the heading `Redemption of Shares' in the Cash Reserves Fund Institutional Class' Statement of Additional Information dated April 30, 2002:

         The Fund may suspend the right of redemption or postpone the date of payment for its shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings;
         (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. In addition, the Fund may delay payment of redemption in the event of a closing of the Federal Reserve Bank's wire payment system until a reasonable time after the system reopens, but in any event the Fund may not delay payment more than seven days except under the circumstances in the previous sentence.

The following paragraph replaces the sixth paragraph under the heading `Net Asset Value' in the Cash Reserves Fund Institutional Class' Statement of Additional Information dated April 30, 2002:

         The rule also provides that the extent of any deviation between the value of the Portfolio's assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Portfolio's Board of Trustees. In the event the Portfolio's Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Portfolio's Board of Trustees must cause the Portfolio to take such corrective action as such Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; or valuing the Portfolio's assets by using available market quotations.

Effective July, 15, 2002, the following supplements the `Investment Policies' section of the Statements of Additional Information dated April 30, 2002 of the Treasury Money Fund, Institutional Class and Investment Class:

         Under normal conditions, the Fund invests at least 80% of its assets, determined at the time of purchase, in US Treasury obligations, either directly or through repurchase agreements. The Fund will notify its shareholders 60 days prior to a change in its investment policy.

Effective August 19, 2002, the following supplements the Statements of Additional Information dated April 30, 2002:

         The address for Investment Company Capital Corporation, the Fund's transfer agent (`Transfer Agent'), is:

                  Investment Company Capital Corporation
                  c/o Scudder Investments
                  811 Main Street
                  Kansas City, MO 64105

Effective August 19, 2002, the following supplements the `Management of the Trust' Section, `Distributor' Sub-Section of the Statements of Additional Information dated April 30, 2002:

         Effective August 19, 2002, Scudder Distributors, Inc. (`SDI') will serve as the distributor of each Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of each Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a `Participating Dealer'). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement will control. If the Participating Dealer did not have an agreement with SDI, then the terms of your assigned ICC Distributors, Inc. agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Effective August 19, 2002, the following supplements the `Management of the Trust' Section and `Investment Advisor' Sub-Section of the Statements of Additional Information dated April 30, 2002:

         In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Advisor may consider services in connection with the sale of Shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Effective August 19 through September 2, 2002, the following paragraph supplements the section entitled `Code of Ethics':

         The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes permit access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Codes' preclearance requirements. In addition, the Codes also provide for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Codes also prohibit short-term trading profits and personal investment in initial public offerings and require prior approval with respect to purchases of securities in private placements.

Effective September 3, 2002, the following paragraph supplements the section entitled `Code of Ethics':

         The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (`Consolidated Code'). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The following replaces the table in the `Management of the Trust' Section, `Trustees of the Trust' and `Officers of the Trust' Sub-Section of the Statements of Additional Information dated April 30, 2002:

On July 30, 2002, the shareholders of the Trust and the Funds approved the election of new Trustees and executive officers. The following information is provided for each elected Trustee and officer.

                       TRUSTEES AND OFFICERS OF THE TRUST

                                                                                                                    Number of
                                                                                                                    Funds in the
                            Position with the                                                                       Fund Complex
                            Trust and Length            Business Experience and Directorships During the            to be Overseen
Name and Birth Date         of Time Served              Past 5 Years                                                by Trustee1
Independent
Trustee
-------
Richard R. Burt             Trustee since 2002.         Chairman, IEP Advisors, Inc. (July 1998 to present);               80
2/3/47                                                  Chairman of the Board, Weirton Steel Corporation/2/
                                                        (April 1996 to present); Member of the Board,
                                                        Hollinger International, Inc./2/ (publishing) (1995 to
                                                        present), HCL Technologies Limited (information
                                                        technology) (April 1999 to present), UBS Mutual
                                                        Funds (formerly known as Brinson and Mitchell
                                                        Hutchins families of funds) (1995 to present)
                                                        (registered investment companies); and Member,
                                                        Textron Inc. 2 International Advisory Council (July
                                                        1996 to present). Formerly, Partner, McKinsey &
                                                        Company (consulting) (1991-1994) and US Chief
                                                        Negotiator in Strategic Arms Reduction Talks
                                                        (START) with former Soviet Union and US
                                                        Ambassador to the Federal Republic of Germany
                                                        (1985-1991); Member of the Board, Homestake
                                                        Mining/2/ (mining and exploration) (1998-February
                                                        2001), Archer Daniels Midland Company/2/
                                                        (agribusiness operations) (October 1996-June 2001)
                                                        and Anchor Gaming (gaming software and equipment)
                                                        (March 1999-December 2001).

                                                                                                                     Number of
                                                                                                                     Funds in the
                            Position with the                                                                        Fund Complex
                            Trust and Length            Business Experience and Directorships During the             to be Overseen
Name and Birth Date         of Time Served              Past 5 Years                                                 by Trustee1

S. Leland Dill              Trustee since 1986 for the  Trustee, Phoenix Zweig Series Trust (since September 1989),          78
3/28/30                     BT Investment Funds.        Phoenix Euclid Market Neutral Funds (since May 1998)
                                                        (registered investment companies); Retired (since 1986).
                            Trustee since 1999 for the  Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986);
                            BT Institutional Funds and  Director, Vintners International Company Inc. (June
                            BT Pyramid Funds.           1989-May 1992), Coutts (USA) International (January
                                                        1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group
                                                        (March 1991-March 1999) and General Partner, Pemco
                                                        (investment company) (June 1979-June 1986).

Martin J. Gruber            Trustee since 1999 for the  Nomura Professor of Finance, Leonard N. Stern School of              79
7/15/37                     BT Investment Funds and     Business, New York University (since 1964); Trustee, CREF
                            the BT Institutional Funds. (since 2000); Director, S.G. Cowen Mutual Funds
                                                        (1985-2001), Japan Equity Fund, Inc. (since 1992), Thai
                            Trustee since 1992 for the  Capital Fund, Inc. (2000 to present) and Singapore Fund,
                            BT Pyramid Funds.           Inc. (since 2000) (registered investment companies).

Richard J. Herring          Trustee since 1999 for the  Jacob Safra Professor of International Banking and                   78
2/18/46                     BT Investment Funds and     Professor, Finance Department, The Wharton School,
                            the BT Pyramid Funds.       University of Pennsylvania (since 1972); Director, Lauder
                                                        Institute of International Management Studies (since 2000);
                            Trustee since 1990 for the  Co-Director, Wharton Financial Institutions Center (since
                            BT Institutional Funds.     2000) and Vice Dean and Director, Wharton Undergraduate
                                                        Division (1995-2000).

                                                                                                                     Number of Funds
                                                                                                                     in the Fund
                                                                                                                     Complex to be
                            Position with the Trust     Business Experience and Directorships During the Past 5      Overseen by
Name and Birth Date         and Length of Time Served   Years                                                        Trustee\1\
Joseph R. Hardiman          Trustee since 2002.         Private Equity Investor (1997 to present); Director,                 76
5/27/37                                                 Soundview Technology Group Inc. (investment banking) (July
                                                        1998 to present), Corvis Corporation\2\ (optical networking equipment) (July 2000 to present), Brown Investment
                                                        Advisory & Trust Company (investment advisor) (February
                                                        2001 to present), The Nevis Fund (registered investment
                                                        company) (July 1999 to present), and ISI Family of Funds
                                                        (registered investment companies) (March 1998 to present).
                                                        Formerly, Director, Circon Corp.\2\ (medical instruments)
                                                        (November 1998-January 1999); President and Chief Executive
                                                        Officer, The National Association of Securities Dealers,
                                                        Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief
                                                        Operating Officer of Alex. Brown & Sons Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1985-1987) and General
                                                        Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank
                                                        Securities Inc.) (1976-1985).

Graham E. Jones             Trustee since 2002.         Senior Vice President, BGK Properties, Inc. (commercial              78
1/31/33                                                 real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of
                                                        22 open-end mutual funds managed by Sun Capital Advisers,
                                                        Inc. (since 1998).

Rebecca W. Rimel            Trustee since 2002.         President and Chief Executive Officer, The Pew Charitable            78
4/10/51                                                 Trusts (charitable foundation) (1994 to present). Formerly,
                                                        Executive Director, The Pew Charitable Trusts (1988 to
                                                        1994); Director, ISI Family of Funds (registered investment companies) (1997 to 1999); and Director and Executive Vice
                                                        President, The Glenmede Trust Company (investment trust and wealth management) (1994 to 2000).


Philip Saunders, Jr.        Trustee since 1986 for the  Principal, Philip Saunders Associates (Economic and                  78
10/11/35                    BT Investment Funds.        Financial Consulting) (since 1998).  Formerly, Director,
                                                        Financial Industry Consulting, Wolf & Company (1987-1988);
                            Trustee since 1999 for the  President, John Hancock Home Mortgage Corporation
                            BT Institutional Funds and  (1984-1986); Senior Vice President of Treasury and
                            the BT Pyramid Funds.       Financial Services, John Hancock Mutual Life Insurance
                                                        Company, Inc. (1982-1986).

                                                                                                                  Number of
                                                                                                                  Funds in the
                         Position with the                                                                        Fund Complex
                         Trust and Length         Business Experience and Directorships During the                to be Overseen
Name and Birth Date      of Time Served           Past 5 Years                                                    by Trustee/1/
William N. Searcy        Trustee since 2002.      Pension & Savings Trust Officer, Sprint Corporation/2/                 78
9/3/46                                            (telecommunications) (since 1989); Trustee of 22
                                                  open-end mutual funds managed by Sun Capital
                                                  Advisers, Inc. (since 1998).

Robert H. Wadsworth      Trustee since 2002.      President, Robert H. Wadsworth Associates, Inc.                        81
1/29/40                                           (consulting firm) (1982 to present); President and
                                                  Director, Trust for Investment Managers (registered
                                                  investment company) (1999 to present). Formerly,
                                                  President, Investment Company Administration, L.L.C.
                                                  (1992*-July 2001); President, Treasurer and Director,
                                                  First Fund Distributors, Inc. (1990-January 2002); Vice
                                                  President, Professionally Managed Portfolios (1999-2002)
                                                  and Advisors Series Trust (1997-2002)
                                                  (registered investment companies); and President,
                                                  Guinness Flight Investment Funds, Inc. (registered
                                                  investment companies).
                                                  * Inception date of the corporation which was the
                                                    predecessor to the LLC.
Interested Trustee
------------------
Richard T. Hale/3/       Trustee since 1999 and   Managing Director, Deutsche Bank Securities Inc.                       78
7/17/45                  President since 2000.    (formerly Deutsche Banc Alex. Brown Inc.) and
                                                  Deutsche Asset Management (1999 to present);
                                                  Director and President, Investment Company Capital
                                                  Corp. (registered investment advisor) (1996 to
                                                  present); President, DB Hedge Strategies Fund LLC
                                                  (registered investment company) (June 2002 to
                                                  present); Director, Deutsche Global Funds, Ltd. (2000
                                                  to present), CABEI Fund (2000 to present), North
                                                  American Income Fund (2000 to present) (registered
                                                  investment companies); Vice President, Deutsche
                                                  Asset Management, Inc. (2000 to present). Chartered
                                                  Financial Analyst. Formerly, Director, ISI Family of
                                                  Funds (registered investment companies) (1992-1999).


Name and Birth Date         Position with the Trust     Business Experience and Directorships During the Past 5
                            and Length of Time Served.  Years.

Officers
--------
Richard T. Hale             President since 2000.       See information provided under Interested Trustee.
7/17/45

Amy M. Olmert               Assistant Secretary since   Director, Deutsche Asset Management (January 1999 to
5/14/63                     1999.                       present); Certified Public Accountant (1989 to present).
                                                        Formerly, Vice President, BT Alex. Brown Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1997-1999); Senior Manager,
                                                        Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                                                        (1992-1997).

Charles A. Rizzo            Treasurer since 1999.       Director, Deutsche Asset Management (April 2000 to
8/5/57                                                  present); Certified Public Accountant; Certified Management
                                                        Accountant.  Formerly, Vice President and Department Head,
                                                        BT Alex. Brown Incorporated (now Deutsche Bank Securities
                                                        Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P.
                                                        (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch            Secretary since 1999; Vice  Managing Director, Deutsche Asset Management (2002 to
3/27/54                     President since 2000.       present) and Director, Global Funds Ltd. (2002 to
                                                        present).  Formerly, Director, Deutsche Asset Management
                                                        (1999-2002), Principal, BT Alex. Brown Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1998-1999); Assistant
                                                        General Counsel, United States Securities and Exchange
                                                        Commission (1993-1998).

Jeffrey A. Engelsman        Vice President and AML      Vice President, Deutsche Asset Management (1999 to
9/28/67                     Compliance Officer since    present).  Formerly, Attorney, Great-West Life & Annuity
                            2002.                        Insurance Company (1995 to 1999).

Bruce A. Rosenblum          Assistant Secretary since   Director, Deutsche Asset Management since 2002.  Formerly,
9/14/60                     2002.                       Vice President, Deutsche Asset Management (2000-2002);
                                                        Partner, Freedman, Levy, Kroll & Simonds (1994-2000);
                                                        Counsel to Commissioner J. Carter Beese, Staff Attorney,
                                                        Divisions of Enforcement and Corporation Finance,
                                                        Securities and Exchange Commission (1986-1994).

-----------
1 As of July 30, 2002, the total number of Funds in the Fund Complex is 84.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Mr. Hale is a director who is an `interested person' within the meaning of
Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

     Ms. Olmert and Messrs. Engelsman, Hale, Hirsch, Rizzo, and Rosenblum also hold similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

                     Supplement dated August 19, 2002 to the
  Statements of Additional Information for the following funds (each a `Fund'):

BT Investment Funds
      Mid Cap Fund - Class A, B and C shares, Investment Class and
            Institutional Class, Statement of Additional
            Information dated January 28, 2002, as revised June 28, 2002 Small Cap Fund - Class A, B and C shares, and Investment Class,
            Statement of Additional Information dated January 28, 2002, as revised June 28, 2002
      International Equity Fund - Class A, B and C shares, and Investment
            Class, Statement of Additional Information dated February 28,
            2002

BT Institutional Funds
      International Equity Fund - Institutional Class I and Institutional
            Class II, Statement of Additional Information dated
            February 28, 2002

The following supplements the Statements of Additional Information for each
Fund:

The legal name of the Fund is:          The Fund will also be known as:

Mid Cap Fund                            Scudder Mid Cap Fund
Small Cap Fund                          Scudder Small Cap Fund
International Equity Fund               Scudder International Equity Fund

Effective August 19, 2002, the following supplements the Statement of Additional Information for each Fund:

      The address for Investment Company Capital Corporation, the Funds' transfer agent (`Transfer Agent'), is:

            Investment Company Capital Corporation
            c/o Scudder Investments
            811 Main Street
            Kansas City, MO 64105

Effective August 19, 2002, the following supplements the Statement of Additional Information for each Fund:

      Effective August 19, 2002, the Deutsche Asset Management funds will be combined with the Scudder family of funds under the Scudder Investments brand. This change will not affect the operations of the Fund, but results in modifications to the presentation of each Fund's prospectuses, periodic reports and other publications on behalf of each Fund.

Effective August 19, 2002, the following supplements the `Distributor' Sub-Section, of the `Information Concerning Trustees and Officers' or `Investment Advisory and Other Services' Section of the Statement of Additional Information for each Fund:

         Effective August 19, 2002, Scudder Distributors, Inc. (`SDI') will serve as the distributor of the Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a `Participating Dealer'). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement will control. If the Participating Dealer did not have an agreement with SDI, then the terms of your assigned ICC Distributors, Inc. agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Effective August 19, 2002, the following supplements the `Investment Advisor' Sub-Section, `Management of the Trust[s] and Portfolio' Section of the Statement of Additional Information for each Fund:

         In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Advisor may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Effective August 19, 2002, the following replaces the `Purchase of Shares' and `Redemption of Shares' Sub-Sections of the 'Valuation of Securities, Redemptions and Purchases in Kind' Section in its entirety in the Statement of Additional Information for each Fund:

                        PURCHASE AND REDEMPTION OF SHARES

Shares of each Fund are distributed by SDI. The Mid Cap Fund offers five classes of shares, Institutional Class and Investment Class shares, as well as Class A, B and C Shares. The Small Cap Fund offers four classes of shares, Investment Class shares, as well as Class A, B and C Shares. The International Equity Fund offers two classes of shares, Institutional Class I and Institutional Class II. The following discussion on the purchase and redemption of shares is qualified in its entirety by the availability of a particular share class of a Fund. Each Fund does not offer each class of shares described below.

General information on how to buy shares of each Fund is set forth in `Buying and Selling Fund shares' in each Fund's Prospectuses. The following supplements that information.

Class A, B, and C shares

Fund shares are sold at their public offering price, which is the net asset value per share next determined after an order is received in proper form, plus, with respect to Class A shares, an initial sales charge. Class A shares are sold subject to an annual Rule 12b-1 distribution fee of 0.25%. Class B shares and Class C shares are sold subject to an annual Rule 12b-1 distribution fee of 0.75%. Class B and C shares are also subject to an annual 0.25% shareholder servicing fee. The minimum initial investment for Class A, B or C shares is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for an Individual Retirement Account is $500 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion. Each Fund may waive the minimum for purchases by a current or former director or trustee of Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

Purchase of Class A, B and C Shares

Investors may invest in each Fund's Class A, B and C shares by establishing a shareholder account directly with the Fund's Transfer Agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent.

Alternative Purchase Arrangements

Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution and shareholder servicing fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.


                                                               Annual 12b-1
                                                             Distribution Fee
                                                            (as a % of average
                           Sales Charge                      daily net assets)             Other Information
                           ------------                     ------------------             -----------------

Class A           Maximum initial sales charge of 5.75%           0.25%           Initial sales charge waived or reduced
                  of the public offering price*                                   for certain purchases

Class B           Maximum contingent deferred sales               0.75%           Class B shares also deduct a 0.25%
                  charge of 4% of redemption proceeds;                            shareholder servicing fee from Class
                  declines to zero after six years                                assets each year.  Class B shares
                                                                                  convert to Class A shares six years
                                                                                  after issuance

Class C           Contingent deferred sales charge of             0.75%           Class C shares also deduct a 0.25%
                  1% of redemption proceeds for                                   shareholder servicing fee from Class
                  redemptions made during first year                              assets each year.  Class C shares do
                  after purchase                                                  not have a conversion feature.

* Class A shares purchased at net asset value under the `Large Order NAV Purchase Privilege' may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales charge if redeemed within the second year of purchase.

Due to the desire of each Trust's management to afford ease of redemption, certificates will not be issued to indicate ownership of each Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 1.5% or more of the certificate value is normally required).

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.


                                                                          Sales Charge
                                                                          ------------
                                                   As a                                        Allowed to Dealers
                                              Percentage of           As a Percentage of        As a Percentage
Amount of Purchase                            Offering Price           Net Asset Value*         of Offering Price
------------------                            --------------           ---------------          -----------------
Less than $50,000                                5.75%                   6.10%                    5.20%
$50,000 but less than $100,000                   4.50%                   4.71%                    4.00%
$100,000 but less than $250,000                  3.50%                   3.63%                    3.00%
$250,000 but less than $500,000                  2.60%                   2.67%                    2.25%
$500,000 but less than $1 million                2.00%                   2.04%                    1.75%
$1 million and over                              0.00%**                 0.00%**                  0.00%***

*     Rounded to the nearest one-hundredth percent.

**    Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***   Commission is payable by SDI as discussed below.

Each Fund receives the entire net asset value of all its Class A shares sold. SDI, the Funds Distributor, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, SDI may reallow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of each Fund may be purchased without sales charges by: (a) any purchaser provided that the amount invested in such Fund or other Scudder Funds listed under `Special Features -- Class A Shares -- Combined Purchases' totals at least $1,000,000 including purchases of Class A shares pursuant to the `Combined Purchases,' `Letter of Intent' and `Cumulative Discount' features described under `Special Features;' (the `Large Order NAV Purchase Privilege'); or (b) a participant-directed qualified retirement plan described in Code
Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees. Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See `Purchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege.'

SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of each Fund without sales charges in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

           Compensation Schedule #1/(1)/                Compensation Schedule #2/(2)/       Compensation Schedule #3/(2)(3)/
           -----------------------------             ----------------------------------     --------------------------------
                                                                               As a                               As a
                                       As a                                 Percentage                          Percentage
                                   Percentage of         Amount of            of Net           Amount of          of Net
Amount of Shares Sold             Net Asset Value       Shares Sold        Asset Value        Shares Sold       Asset Value
---------------------             ---------------    -----------------    -------------    ----------------    -----------
$1 million to $5 million               1.00%         Under $15 million        0.75%        Over $15 million      0.25-0.50%

Over $5 million to $50 million         0.50%                 --                 --                --                 --

Over $50 million                       0.25%                 --                 --                --                 --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through the Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in each Fund and other funds listed under `Special Features -- Class A Shares -- Combined Purchases,' including purchases pursuant to the `Combined Purchases,' `Letter of Intent' and `Cumulative Discount' features referred to above.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from `Compensation Schedule #2' to `Compensation Schedule #3' is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor may request to be re-underwritten by contacting their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3) Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff, the number of non-Scudder funds the plan chooses, and the per participant record keeping fee, can increase the fee paid up to 0.50%.

The privilege of purchasing Class A shares of each Fund without sales charges under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of each Fund or of any other Scudder Funds listed under `Special Features -- Class A Shares -- Combined Purchases' may be purchased without sales charges in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. Ill.). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase without sales charges under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed without sales charges pursuant to this privilege specifically identifying the purchaser as a member of the `Tabankin Class.' Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of
(1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares without sales charges pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of each Fund without sales charges under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of each Fund may be purchased without sales charges in any amount by certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of up to 0.50% of the amount of Class A shares purchased.

Class A shares may be sold without sales charges in any amount to: (a) a current or former director or trustee of Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the funds; (b) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding section (a); (c) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (d) persons who purchase shares of each Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold without sales charges in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase each Fund's Class A shares without sales charges hereunder. Class A shares may be sold without sales charges in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase each Fund's Class A shares without sales charges through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of each Fund may be sold without sales charges through certain investment advisors registered under the 1940 Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. Each Fund may also issue Class A shares without sales charges in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

The sales charge scale is applicable to purchases made at one time by any `purchaser' which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group must be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See `Purchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class B Shares.'

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See `Distribution of Fund Shares.'

Class B shares of each Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of each Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See `Purchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class C Shares.' SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See `Distributor' Sub-Section, `Management of the Trust and Funds' Section.

Purchase of Institutional and Investment Class Shares. Information on how to buy shares is set forth in the section entitled `Buying and Selling Shares' in the relevant Fund's prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. These minimum amounts may be changed at any time in management's discretion.

                                                              Annual 12b-1
                                                           Distribution Fees
                                                          (as a % of average
                               Sales Charge                 daily net assets)                Other Information
                               ------------                ------------------                -----------------
Investment                         None                           0.25%                       Not applicable
Class

In order to make an initial investment in Investment Class shares of the Fund, an investor must establish an account with a service organization. Investors may invest in Institutional Class shares by setting up an account directly with each Fund's Transfer Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund's Transfer Agent should submit purchase and redemption orders as described in the prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment Class shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of each Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Transfer Agent at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Signature Guarantees. Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

         Your redemption is for greater than $100,000 worth of shares,

         Your account registration has changed within the last 15 days,

         The check is being mailed to a different address than the one on your account (record address),

         The check is being made payable to someone other than the account owner(s),

         The redemption proceeds are being transferred to a fund account with a different registration, or

         You wish to have redemption proceeds wired to a non-pre-designated bank account.

You should be able to obtain a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can not get a signature guarantee from a notary public and we must be provided the original guarantee, not a photocopy.

Which Arrangement Is Better for You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. In making this decision, investors should review their particular circumstances carefully with their financial representative. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares.

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. That determination must be made by investors alone with the assistance of their financial representative. Orders for Class B shares or Class C shares for $500,000 or more will not be accepted with the exception of orders received from employer sponsored employee benefit plans using the subaccount recordkeeping system available through the Transfer Agent (Flex Plans). Orders for Class B shares or Class C shares for Flex Plans (not including plans under Code Section 403(b)(7) sponsored by a K-12 school district) will not be accepted in such classes but will instead be invested in Class A shares without sales charges when the combined subaccount value in each Fund or other Eligible Funds or other plan investments listed under `Special Features -- Class A shares -- Combined Purchases' is in excess of $5 million including purchases pursuant to the `Combined Purchases,' `Letter of Intent' and `Cumulative Discount' features described under `Special Features.' For purposes of redirecting contributions, Flex Plan values will be calculated annually.

Flex Plans that satisfy each of the conditions described below may direct the Transfer Agent to convert plan assets invested in Class B shares to Class A shares without incurring a contingent deferred sales charge. In order to qualify for the preceding conversion privilege, a Flex Plan must satisfy each of the following conditions: (1) the plan must have an aggregate balance of $2 million in plan assets invested in Eligible Funds or other investments maintained on the subaccount recordkeeping system of the Transfer Agent; (2) the plan must have elected to purchase Class A shares of the Eligible Funds without sales charges for future contributions to be invested in Eligible Funds; and (3) the plan must have been using the subaccount recordkeeping system of the Transfer Agent for at least four years. When eligible, Flex Plan sponsors must elect in writing to the Transfer Agent in order to convert plan assets from Class B shares to Class A shares.

Flex Plans set-up after October 1, 2002 will automatically begin purchasing Class A shares without sales charges once the Flex Plan's assets reach $1 million. The current level for automatic Class A share purchases is $5 million. Flex Plans with Class B or C shares assets between $1 and $5 million may continue to purchase Class B or C shares until October 1, 2005. After October 1, 2005, all Flex Plans with assets over $1 million must begin purchasing Class A shares.

For more information about these sales arrangements, consult your financial representative or the Transfer Agent. In particular, for information concerning the eligibility of investors to purchase Class A shares without sales charges, see `Purchase and Redemption of Shares - Initial Sales Charge Alternative' and for information on special rules for aggregating assets of Flex Plans for eligibility for the Combined Purchase and related features, see `Special Features -- Class A Shares -- Combined Purchases.' Financial services firms may receive different compensation depending upon which class of shares they sell. Institutional Class shares are available to certain eligible investors, as described in the relevant prospectus.

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. SDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

SDI may, from time to time, pay or allow to firms up to a 1% commission on the amount of shares of each Fund sold under the following conditions: (i) the purchased shares are held in a Deutsche or Scudder IRA account; (ii) the shares are purchased as a direct `roll over' of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company; (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of each Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of each Fund, or other funds underwritten by SDI.

Orders for the purchase of shares of each Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by the Transfer Agent of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value (see `Net Asset Value') and received in good order by the Transfer Agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (`trade date'). Each Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client's return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Transfer Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Transfer Agent for these services. This Statement of Additional Information should be read in connection with such firms' material regarding their fees and services.

A `Business Day' means any day on which The New York Stock Exchange (the `NYSE') is open. For an investor who has a shareholder account with the Fund, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

Each Fund reserves the right to withdraw all or any part of the offering made by the Fund's prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Because Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company) ('DBT Co.') is the Custodian and Investment Company Capital Corporation, an affiliate is the Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with the Transfer Agent to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.

Shareholders should direct their inquiries to Investment Company Capital Corporation, c/o Scudder Investments, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received the Fund's prospectus.

Redemption or Repurchase of Shares

General. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's Transfer Agent, the shareholder may redeem such shares by sending a written request and, if required, a signature guarantee to Scudder Funds, Attention: Redemption Department, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder(s) with signatures guaranteed. (See `Purchase and Redemption of Shares - Signature Guarantee' Section.) The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner(s). Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, directors, trustees or guardians.

The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Transfer Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven calendar days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, QuickSell or Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased without sales charges under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see `Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares'), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see `Contingent Deferred Sales Charge -- Class B Shares' below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see `Contingent Deferred Sales Charge -- Class C Shares' below).

Each Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

If the value of your account falls below the minimum account balance requirement for the respective class, the Fund reserves the right to redeem your shares or close your account after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

Shareholders can request the following telephone privileges: redemption by wire and QuickSell transactions (see `Special Features') and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Transfer Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. Each Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholders of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under `General' above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Transfer Agent with signatures guaranteed. Telephone requests may be made by calling
(800) 621-1048. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail or make an online redemption. The Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to the Transfer Agent, which the Fund has authorized to act as its agent. There is no charge with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by the Transfer Agent. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see `Valuation of Securities, Redemptions and Purchases in Kind') and received by the Transfer Agent prior to the close of the Transfer Agent's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Redemption by Wire. If the account holder has given or the account holders have given authorization for wire redemption to the account holder's or account holders' brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single account previously designated by the account holder(s). Requests received by the Transfer Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Fund share effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Transfer Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Transfer Agent will honor requests by telephone at (800) 621-1048 or in writing, subject to the limitations on liability described under `General' above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Transfer Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the redemption by wire privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. Note a shareholder who redeems Class A shares also may be charged a short-term redemption fee if the Fund imposes a short-term redemption fee. (See `Policies About Transactions'
Section in the Fund's Prospectus.) The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Transfer Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

         Year of Redemption                         Contingent Deferred
         After Purchase                                 Sales Charge
         ------------------                         -------------------

         First                                               4%
         Second                                              3%
         Third                                               3%
         Fourth                                              2%
         Fifth                                               2%
         Sixth                                               1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to an automatic withdrawal plan (see `Special Features -- Automatic Withdrawal Plan' below), (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Deutsche or Scudder IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Transfer Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawal plan (limited to 12% of the net asset value of the account during the first year, see `Special Features -- Automatic Withdrawal Plan'); (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2; (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Transfer Agent; (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and (h) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2001 will be eligible for the second year's charge if redeemed on or after March 1, 2002. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of the Fund or any fund listed under `Special Features -- Class A Shares -- Combined Purchases' (other than shares of the Scudder Cash Reserves Fund or Scudder Cash Reserve Prime Shares purchased directly without sales charges) may reinvest up to the full amount redeemed without sales charges at the time of the reinvestment in Class A shares of the Fund or of the listed funds under `Special Features -- Class A Shares -- Combined Purchases'. A shareholder of the Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see `Purchase and Redemption of Shares -- Initial Sales Charge Alternative -- Class A Shares') or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed without sales charges at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of the Fund. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, without sales charges in Class A shares of the Fund or of the funds listed under `Special Features -- Class A Shares -- Combined Purchases.' Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for funds available for sale in the shareholder's state of residence as listed under `Special Features -- Exchange Privilege.' The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of the Funds' shares, the reinvestment in the same Fund may be subject to the `wash sale' rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

Redemption in Kind

Although it is each Fund's present policy to redeem in cash, the Fund may satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, taking such securities at the same value used to determine net asset value. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption also would not be as liquid as a redemption entirely in cash. Each Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a share at the beginning of the period.

Special Features

Class A Shares -- Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following Funds: Scudder 21st Century Growth Fund, Scudder Aggressive Growth Fund, Scudder Blue Chip Fund, Scudder California Tax-Free Income Fund, Scudder Capital Growth Fund, Scudder Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Scudder Fund), Scudder Cash Reserve

Prime Shares (available only upon exchange or conversion from Class A shares of another Scudder Fund), Scudder Contrarian Fund, Scudder-Dreman Financial Services Fund, Scudder Global Discovery Fund, Scudder-Dreman High Return Equity Fund, Scudder Dynamic Growth Fund, Scudder Emerging Markets Income Fund, Scudder Florida Tax-Free Income Fund, Scudder Focus Growth Fund, Scudder Focus Value Plus Growth Fund, Scudder Global Fund, Scudder Global Bond Fund, Scudder Gold and Precious Metals Fund, Scudder Growth and Income Fund, Scudder Health Care Fund, Scudder High-Yield Fund (to be renamed `Scudder High Income Fund' on or about October 7, 2002), Scudder High-Yield Opportunity Fund (to be renamed `Scudder High Income Opportunity Fund' on or about October 29, 2002), Scudder High-Yield Tax-Free Fund, Scudder Income Fund, Scudder International Fund, Scudder Large Company Growth Fund, Scudder Large Company Value Fund, Scudder Managed Municipal Bonds, Scudder Massachusetts Tax-Free Fund, Scudder Medium-Term Tax-Free Fund, Scudder New Europe Fund, Inc., Scudder New York Tax-Free Income Fund, Scudder Pathway Series -- Conservative Portfolio, Scudder Pathway Series -- Growth Portfolio, Scudder Pathway Series -- Moderate Portfolio, Scudder S&P 500 Stock Fund, Scudder-Dreman Small Cap Value Fund, Scudder Small Company Stock Fund, Scudder Strategic Income Fund, Scudder Target Fund (series are subject to a limited offering period), Scudder Technology Fund, Scudder Technology Innovation Fund, Scudder Total Return Fund, Scudder U.S. Government Securities Fund, Scudder Flag Investors Value Builder Fund, Scudder Flag Investors Equity Partners Fund, Scudder Growth Opportunity Fund, Scudder Top 50 US Fund, Scudder International Equity Fund, Scudder International Select Equity Fund, Scudder European Equity Fund, Scudder Flag Investors Communications Fund, Scudder Global Biotechnology Fund, Scudder Real Estate Securities Fund, Scudder Fixed Income Fund, Scudder Micro Cap Fund, Scudder Mid Cap Fund, Scudder Small Cap Fund, Scudder Japanese Equity Fund (`Scudder Funds'). Except as noted below, there is no combined purchase credit for direct purchases of shares of Scudder Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investor's Municipal Cash Fund or Investors Cash Trust (`Money Market Funds'), which are not considered a `Scudder Fund' for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Scudder Investments Service Company may include: (a) Money Market Funds as `Scudder Funds,' (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Scudder Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent (`Letter') provided by the SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Transfer Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an `accumulation credit' toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of the Fund are included for this privilege.

Class A Shares -- Cumulative Discount. Class A shares of each Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of the Fund being purchased, the value of all Class A shares of the above mentioned Scudder Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Transfer Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B, Class C, Investment, and Institutional Class shares may exchange their shares for shares of the corresponding class, if available, of Scudder Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Scudder Funds and shares of the Money Market Funds listed under `Special Features -- Class A Shares -- Combined Purchases' above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Scudder Cash Reserves Fund and Scudder Cash Reserve Prime Shares that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Class A shares of each Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Scudder Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of each Fund and Class B shares of any Scudder Fund listed under `Special Features -- Class A Shares -- Combined Purchases' may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of each Fund and Class C shares of any Scudder Fund listed under `Special Features -- Class A Shares -- Combined Purchases,' which sells Class C shares, may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, amounts exchanged retain their cost and purchase date.

Investment Class Shares. Shareholders of each Fund's Investment Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Institutional Class Shares. Shareholders of each Fund's Institutional Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

General. Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the `15-Day Hold Policy'). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund and Scudder Cash Reserve Prime Shares) acquired by exchange from another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the Fund. The Fund specifically reserves the right to refuse your order if it is part of a multiple purchase or exchange request that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a `market timing' strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of the investment and your background and the background of any other investors or dealers involved. In particular, a pattern of exchanges that coincides with a `market-timing' strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy.

For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Scudder Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or SDI. Exchanges may be accomplished by a written request to Investment Company Capital Corporation, c/o Scudder Investments, Attention: Exchange Department, P.O. Box 219557, Kansas City, Missouri 64121-9557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Transfer Agent will honor requests by telephone at (800) 621-1048, subject to the limitations on liability under `Redemption or Repurchase of Shares -- General.' Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change to this privilege will be provided.

Automatic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Scudder Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. If selected, exchanges will be made automatically until the shareholder or the Scudder Fund terminates the privilege. Exchanges are subject to the terms and conditions described above under `Exchange Privilege.' This privilege may not be used for the exchange of shares held in certificated form.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem shares (minimum $50 and maximum $250,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in QuickBuy and QuickSell, the shareholder authorizes the Transfer Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under `Redemption or Repurchase of Shares -- General.' Once enrolled in QuickBuy and QuickSell, a shareholder can initiate a transaction by calling Shareholder Services toll free at (800) 621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Investment Company Capital Corporation, c/o Scudder Investments, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination will become effective as soon as the Transfer Agent has had a reasonable amount of time to act upon the request. QuickBuy and QuickSell cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts (`IRAs').

Direct Deposit. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (`Direct Deposit'), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in

Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Transfer Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Investment Company Capital Corporation, c/o Scudder Investments, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination by a shareholder will become effective within thirty days after the Transfer Agent has received the request. The Fund may immediately terminate a shareholder's plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $50. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under an automatic withdrawal plan is 12% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested without sales charges. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in an automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. SDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to an automatic withdrawal plan. The automatic withdrawal plan may be amended on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

Tax-Sheltered Retirement Plans. The Transfer Agent provides retirement plan services and documents and the Transfer Agent can establish investor accounts in any of the following types of retirement plans:

..        Traditional, Roth and Education Individual Retirement Accounts. This
         includes Savings Incentive Match Plan for Employees of Small Employers (`SIMPLE'), Simplified Employee Pension Plan (`SEP') IRA accounts and prototype documents.

..        403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

..        Prototype money purchase pension and  profit-sharing  plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Transfer Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting `preferential dividends' under the Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

Effective August 19, 2002, replace the first paragraph of the `Valuation of Securities' Sub-Section of the `Valuation of Securities, Redemptions and Purchases In-Kind' Section in the Statement of Additional Information for each Fund with the following:

                             VALUATION OF SECURITIES

         The net asset value per share of each class of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the `Exchange') on each day the Exchange is open for trading. If the NYSE closes early, the Fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Effective August 19, 2002, insert the following as the second paragraph in the `Valuation of Securities' Sub-Section in the `Valuation of Securities, Redemptions and Purchases In-Kind' Section in the Statement of Additional Information for each Fund:

         When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, each Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board of Trustees. Each Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time each Fund values its investments. After consideration of various factors, each Fund may value securities at their last reported price or at some other value.

Effective August 19, 2002, insert the following new Section after the `Financial Statements' Section and before the Appendix in the Statement of Additional Information for each Fund:

                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Funds.

Account Access -- Scudder Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

Scudder Funds' personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See `Special Features -- Class A Shares -- Combined Purchases' for a list of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund automatically will reinvest dividend checks (and future dividends) in shares of that same Fund and class unless the shareholder requests payment in cash at the time the application is completed. The Fund also will reinvest dividend checks in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

Other Information

The CUSIP numbers for each class of the Fund are:

Scudder Mid Cap Fund                          Class A shares:055922512

                                              Class B shares: 055922496

                                              Class C shares: 055922488

                                              Investment Class: 055922819

                                              Institutional Class: 055922637

Scudder Small Cap Fund                        Class A shares: 055922470

                                              Class B shares: 055922462

                                              Class C shares: 055922454

                                              Investment Class:  055922769

Scudder International Equity Fund             Class A shares: 055922546

                                              Class B shares: 055922538

                                              Class C shares: 055922520

                                              Investment Class: 055922868

Scudder International Equity Fund             Institutional Class I: 055924856

                                              Institutional Class II: 05592484

Scudder Mid Cap Fund has a fiscal year ending September 30/th/.
Scudder Small Cap Fund has a fiscal year ending September 30/th/.
Scudder International Equity Fund has a fiscal year ending October 31/st/.

Each Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

Each Trust has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Trust. If further information is desired with respect to the Trust, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

Effective August 19 through September 2, 2002, the following paragraph supplements the section entitled `Code of Ethics':

         The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes permit access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Codes' preclearance requirements. In addition, the Codes also provide for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Codes also prohibit short-term trading profits and personal investment in initial public offerings and require prior approval with respect to purchases of securities in private placements.

Effective September 3, 2002, the following paragraph supplements the section entitled `Code of Ethics':

         The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (`Consolidated Code'). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The following replaces the table in the `Trustees and Officers' Sub-Section of the `Management of the Trust and Funds' Section of the Statement of Additional Information for each Fund:

On July 31, 2002, the shareholders of the Trust and each Fund approved the election of new Trustees and executive officers. The following information is provided for each Trustee and officer.


                              TRUSTEES AND OFFICERS

                                                                                                                     Number of Funds
                                                                                                                     in the Fund
                                                                                                                     Complex to be
                            Position with the Trust        Business Experience and Directorships During              Overseen by
Name and Birth Date         and Length of Time Served      the Past 5 Years                                          Trustee/1/
Independent Trustee
-------------------

Richard R. Burt             Trustee since 2002.            Chairman, IEP Advisors, Inc. (July 1998 to present);                80
2/3/47                                                     Chairman of the Board, Weirton Steel Corporation/2/
                                                           (April 1996 to present); Member of the Board,
                                                           Hollinger International, Inc./2/ (publishing)
                                                           (1995 to present), HCL Technologies Limited
                                                           (information technology) (April 1999 to present),
                                                           UBS Mutual Funds (formerly known as Brinson and Mitchell
                                                           (registered Hutchins families of funds) (1995 to present)
                                                           investment companies); and Member, Textron Inc.
                                                           2 International Advisory Council (July 1996 to present).
                                                           Formerly, Partner, McKinsey & Company (consulting)(1991-1994)
                                                           and US Chief Negotiator in Strategic Arms Reduction Talks
                                                           (START) with former Soviet Union and US Ambassador to the
                                                           Federal Republic of Germany(1985-1991); Member of the Board,
                                                           Homestake Mining2 (mining and exploration)(1998-February 2001),
                                                           Archer Daniels Midland Company2 (agribusiness operations)
                                                           (October 1996-June 2001) and Anchor Gaming (gaming software
                                                           (March 1999-December 2001).

S. Leland Dill              Trustee since 1999 for the     Trustee, Phoenix Zweig Series Trust (since September 1989),       78
3/28/30                     BT Institutional Funds and     Phoenix Euclid Market Neutral Funds (since May 1998)
                                                           (registered investment companies); Retired (since 1986).

                            Trustee since 1986 for the     Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986);
                            BT Investment Funds.           Director, Vintners International Company Inc. (June
                                                           1989-May 1992), Coutts (USA) International
                                                           (January 1992-March 2000), Coutts Trust
                                                           Holdings Ltd., Coutts  Group (March 1991-March
                                                           1999) and General Partner, Pemco
                                                           (investment company) (June 1979-June 1986).


Martin J. Gruber            Trustee since 1999 for the     Nomura Professor of Finance, Leonard N. Stern School of           79
7/15/37                     BT Institutional Funds and     Business, New York University (since 1964); Trustee, CREF
                            BT Investment Funds.           (since 2000); Director, S.G. Cowen Mutual Funds
                                                           (1985-2001), Japan Equity Fund, Inc. (since 1992), Thai
                                                           Capital Fund, Inc. (2000 to present) and Singapore Fund,
                                                           Inc. (since 2000) (registered investment companies).

                                                                                                                      Number of
                                                                                                                      Funds in the
                            Position with the                                                                         Fund Complex
                            Trust and Length of         Business Experience and Directorships During the              to be Overseen
Name and Birth Date         Time Served                 Past 5 Years                                                  by Trustee/1/

Richard J. Herring          Trustee since 1990 for the  Jacob Safra Professor of International Banking and                   78
2/18/46                     BT Institutional Funds.     Professor, Finance Department, The Wharton School,
                                                        University of Pennsylvania (since 1972); Director, Lauder
                            Trustee since 1999 for the  Institute of International Management Studies (since 2000);
                            BT Investment Funds.        Co-Director, Wharton Financial Institutions Center (since
                                                        2000) and Vice Dean and Director, Wharton Undergraduate
                                                        Division (1995-2000).

Joseph R. Hardiman          Trustee since 2002.         Private Equity Investor (1997 to present); Director,                 76
5/27/37                                                 Soundview Technology Group Inc. (investment banking) (July
                                                        1998 to present), Corvis Corporation2 (optical networking
                                                        equipment) (July 2000 to present), Brown Investment
                                                        Advisory & Trust Company (investment advisor) (February
                                                        2001 to present), The Nevis Fund (registered investment
                                                        company) (July 1999 to present), and ISI Family of Funds
                                                        (registered investment companies) (March 1998 to present).
                                                        Formerly, Director, Circon Corp. 2 (medical instruments)
                                                        (November 1998-January 1999); President and Chief Executive
                                                        Officer, The National Association of Securities Dealers,
                                                        Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief
                                                        Operating Officer of Alex. Brown & Sons Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1985-1987) and General
                                                        Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank
                                                        Securities Inc.) (1976-1985).

Graham E. Jones             Trustee since 2002.         Senior Vice President, BGK Properties, Inc. (commercial              78
1/31/33                                                 real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of
                                                        22 open-end mutual funds managed by Sun Capital Advisers,
                                                        Inc. (since 1998).

Rebecca W. Rimel            Trustee since 2002.         President and Chief Executive Officer, The Pew Charitable            78
 4/10/51                                                Trusts (charitable foundation) (1994 to present).
                                                        Formerly, Executive Director, The Pew Charitable Trusts
                                                        (1988 to 1994); Director, ISI Family of Funds (registered
                                                        investment companies) (1997 to 1999); and Director and
                                                        Executive Vice President, The Glenmede Trust Company
                                                        (investment trust and wealth management) (1994 to 2000).

                                                                                                                   Number of
                                                                                                                   Funds in the
                          Position with the                                                                        Fund Complex
                          Trust and Length of         Business Experience and Directorships During the             to be Overseen
Name and Birth Date       Time Served                 Past 5 Years                                                 by Trustee/1/
Philip Saunders, Jr.      Trustee since 1999 for      Principal, Philip Saunders Associates (Economic and                 78
10/11/35                  the BT Institutional        Financial Consulting) (since 1998). Formerly,
                          Funds.                      Director, Financial Industry Consulting, Wolf &
                                                      Company (1987-1988); President, John Hancock
                          Trustee since 1986          Home Mortgage Corporation (1984-1986); Senior Vice
                          for the BT Investment       President of Treasury and Financial Services, John
                          Funds.                      Hancock Mutual Life Insurance Company, Inc. (1982-1986).

William N. Searcy         Trustee since 2002.         Pension & Savings Trust Officer, Sprint Corporation/2/              78
9/3/46                                                (telecommunications) (since 1989); Trustee of 22
                                                      open-end mutual funds managed by Sun Capital
                                                      Advisers, Inc. (since 1998).

Robert H. Wadsworth       Trustee since 2002.         President, Robert H. Wadsworth Associates, Inc.                     81
1/29/40                                               (consulting  firm) (1982 to present); President and
                                                      Director, Trust for Investment Managers (registered
                                                      investment company) (1999 to present). Formerly,
                                                      President, Investment Company Administration, L.L.C.
                                                      (1992*-July 2001); President, Treasurer and Director,
                                                      First Fund Distributors, Inc.  (1990-January 2002); Vice
                                                      President, Professionally Managed  Portfolios (1999-2002)
                                                      and Advisors Series Trust 1997-2002)
                                                      (registered investment companies); and President,
                                                      Guinness Flight Investment Funds, Inc. (registered
                                                      investment companies).
                                                      * Inception date of the corporation which was the
                                                        predecessor to the LLC.

Interested Trustee
------------------
Richard T. Hale/3/        Trustee since 1999 for      Managing Director, Deutsche Bank Securities Inc.                    78
7/17/45                   the BT Institutional        (formerly Deutsche Banc Alex. Brown Inc.) and
                          Funds and BT                Deutsche Asset Management (1999 to present);
                          Investment Funds.           Director and President, Investment Company Capital
                                                      Corp. (registered investment advisor) (1996 to
                                                      present); President, DB Hedge Strategies  Fund LLC
                                                      (registered investment company) (June 2002 to
                                                      present); Director, Deutsche Global Funds, Ltd. (2000
                                                      to present), CABEI Fund (2000 to present), North
                                                      American Income Fund (2000 to present) (registered
                                                      investment companies); Vice President, Deutsche
                                                      Asset Management, Inc. (2000 to present). Chartered
                                                      Financial Analyst. Formerly, Director, ISI Family of
                                                      Funds (registered investment companies) (1992-1999).

Name and Birth Date         Position with the           Business Experience and Directorships During
                            Company and Length          the Past 5 Years
                            of Time Served
Officers
--------

Richard T. Hale             President since 2000        See information provided under Interested Trustee.
                            for the BT Institutional
7/17/45                     Funds.

                            President since 1999
                            for the BT Investment
                            Funds.

Amy M. Olmert               Assistant Secretary         Director, Deutsche Asset Management (January 1999 to
5/14/63                     since 1999.                 present); Certified Public Accountant (1989 to present).
                                                        Formerly, Vice President, BT Alex. Brown Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1997-1999); Senior Manager,
                                                        Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                                                        (1992-1997).

Charles A. Rizzo            Treasurer since 1999.       Director, Deutsche Asset Management (April 2000 to
8/5/57                                                  present); Certified Public Accountant; Certified Management
                                                        Accountant. Formerly, Vice President and Department Head,
                                                        BT Alex. Brown Incorporated (now Deutsche Bank Securities
                                                        Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P.
                                                        (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch            Secretary since 1999;       Managing Director, Deutsche Asset Management (2002 to
3/27/54                     Vice President since        present) and Director, Global Funds Ltd. (2002 to
                            2000.                       present).  Formerly, Director, Deutsche Asset Management
                                                        (1999-2002), Principal, BT Alex. Brown Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1998-1999); Assistant
                                                        General Counsel, United States Securities and Exchange
                                                        Commission (1993-1998).

Jeffrey A. Engelsman        Vice President and          Vice President, Deutsche Asset Management (1999 to
9/28/67                     AML Compliance              present).  Formerly, Attorney, Great-West Life & Annuity
                            Officer since 2002.         Insurance Company (1995 to 1999).

Bruce A. Rosenblum          Assistant Secretary         Director, Deutsche Asset Management since 2002.  Formerly,
9/14/60                     since 2002.                 Vice President, Deutsche Asset Management (2000-2002);
                                                        Partner, Freedman, Levy, Kroll & Simonds (1994-2000);
                                                        Counsel to Commissioner J. Carter Beese, Staff Attorney,
                                                        Divisions of Enforcement and Corporation Finance,
                                                        Securities and Exchange Commission (1986-1994).

-----------
1 As of July 30, 2002, the total number of Funds in the Fund Complex is 84.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Mr. Hale is a director who is an `interested person' within the meaning of
Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

Ms. Olmert and Messrs. Engelsman, Hale, Hirsch, Rizzo, and Rosenblum also hold similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Insert the following as the last paragraph in the `Performance Information' Section of the Statement of Additional Information for each of the Mid Cap Fund and the Small Cap Fund:

         When we advertise total return information for Class A, B and C shares we may present actual returns for the classes as well as returns for the class with the longest performance history adjusted to reflect the appropriate maximum sales charges, if any, and expenses for these periods dating back to the inception date of the class of the Fund with the longest performance history.

                        Supplement dated August 19, 2002
      to the Statements of Additional Information for the following funds
                                (each a 'Fund'):


BT Investment Funds
  Scudder Lifecycle Short Range Fund - Investment Class, Statement of Additional
        Information dated July 31, 2002
  Scudder Lifecycle Mid Range Fund - Investment Class, Statement of Additional
        Information dated July 31, 2002
  Scudder Lifecycle Long Range Fund - Investment Class, Statement of Additional
        Information dated July 31, 2002
  Quantitative Equity Fund - Investment Class and Institutional Class,
        Statement of Additional Information dated April 30, 2002

BT Institutional Funds
  Equity 500 Index Fund - Premier Class, Statement of Additional Information dated April 30, 2002 ('BT Institutional Equity 500 Index Fund')

BT Advisor Funds
  US Bond Index Fund - Premier Class, Statement of Additional Information dated April 30, 2002

     EAFE(R) Equity Index Fund - Premier Class, Statement of Additional
         Information dated April 30, 2002

BT Pyramid Mutual Funds
  Scudder Asset Management Fund - Premier Class, Statement of Additional
         Information dated July 31, 2002
Equity 500 Index Fund - Investment Class, Statement of Additional Information dated April 30, 2002 ('BT Pyramid Equity 500 Index Fund')


The following supplements the Statements of Additional Information for each
Fund:

The legal name of the Fund is:             The Fund will also be known as:

Lifecycle Short Range Fund                 Scudder Lifecycle Short Range Fund
Lifecycle Mid Range Fund                   Scudder Lifecycle Mid Range Fund
Lifecycle Long Range Fund                  Scudder Lifecycle Long Range Fund
Quantitative Equity Fund                   Scudder Quantitative Equity Fund
Equity 500 Index Fund                      Scudder Equity 500 Index Fund
US Bond Index Fund                         Scudder US Bond Index Fund
EAFE(R)Equity Index Fund                   Scudder EAFE(R) Equity Index Fund
Asset Management Fund                      Scudder Asset Management Fund

Effective August 19, 2002, the following supplements the Statement of Additional Information for each Fund:

     The address for Investment Company Capital Corporation, the Funds' transfer agent ('Transfer Agent'), is:

               Investment Company Capital Corporation
               c/o Scudder Investments
               811 Main Street
               Kansas City, MO 64105


Effective August 19, 2002, the following supplements the Statement of Additional Information for each Fund:

         Effective August 19, 2002, the Deutsche Asset Management funds will be combined with the Scudder family of funds under the Scudder Investments brand. This change will not affect the operations of the Fund, but results in modifications to the presentation of each Fund's prospectuses, periodic reports and other publications on behalf of each Fund.

Effective August 19, 2002, the following supplements the 'Distributor' Sub-Section of the 'Management of the Trust(s) and Portfolio(s)' Section of the Statement of Additional Information for each Fund:

         Effective August 19, 2002, Scudder Distributors, Inc. ('SDI') will serve as the distributor of each Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of each Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a 'Participating Dealer'). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement will control. If the Participating Dealer did not have an agreement with SDI, then the terms of your assigned ICC Distributors, Inc. agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Effective August 19, 2002, the following supplements the 'Portfolio Transactions and Brokerage Commissions' Sub-Section of the `Investment Objectives and Policies' Section of the Statement of Additional Information for each Fund:

         In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Advisor may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Effective August 19, 2002, the following replaces the `Purchase of Shares,' 'Redemption of Shares' and 'How to Sell Shares' Sub-Sections of the 'Valuation of Securities; Redemptions and Purchases in Kind' or `Valuation of Securities'
Section in the Statement of Additional Information for each Fund:

                        PURCHASE AND REDEMPTION OF SHARES


Shares of each Fund are distributed by SDI. Each of the Lifecycle Short Range Fund, Lifecycle Mid Range Fund, and Lifecycle Long Range Fund offers one class, the Investment Class. The Quantitative Equity Fund has two classes, the Institutional Class and the Investment Class. BT Pyramid Equity 500 Index Fund has one class, the Investment Class. Each of the BT Institutional Equity 500 Index Fund, the US Bond Index Fund, the EAFE(R) Equity Index Fund, and the Asset Management Fund has one class, the Premier Class. The following discussion on the purchase and redemption of shares is qualified in its entirety by the availability of a particular share class of a Fund. Each Fund does not offer each class of shares described below.

General information on how to buy shares of each Fund is set forth in `Buying and Selling Fund shares' in each Fund's Prospectuses. The following supplements that information.

Purchase of Institutional, Investment, and Premier Class Shares. Information on how to buy shares is set forth in the section entitled `Buying and Selling Shares' in the relevant Fund's prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. The minimum initial investment for the Premier Class shares is $5,000,000, and the minimum subsequent investment is $1,000,000. These minimum amounts may be changed at any time in management's discretion.

                                              Annual 12b-1
                                            Distribution Fees
                                           (as a % of average
                       Sales Charge         daily net assets)       Other Information
                       ------------         -----------------       -----------------
Investment                None                    0.25%               Not applicable
Class


In order to make an initial investment in Investment Class shares of the Fund, an investor must establish an account with a service organization. Investors may invest in Premier and Institutional Class shares by setting up an account directly with each Fund's Transfer Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund's Transfer Agent should submit purchase and redemption orders as described in the prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Premier, Institutional and Investment Class shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of each Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Transfer Agent at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Signature Guarantees. Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

     Your redemption is for greater than $100,000 worth of shares,

     Your account registration has changed within the last 15 days,

     The check is being mailed to a different address than the one on your account (record address),

     The check is being made payable to someone other than the account owner(s),

     The redemption proceeds are being transferred to a fund account with a different registration, or

     You wish to have redemption proceeds wired to a non-pre-designated bank account.

You should be able to obtain a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can not get a signature guarantee from a notary public and we must be provided the original guarantee, not a photocopy.

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. SDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

SDI may, from time to time, pay or allow to firms up to a 1% commission on the amount of shares of each Fund sold under the following conditions: (i) the purchased shares are held in a Deutsche or Scudder IRA account; (ii) the shares are purchased as a direct `roll over' of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company; (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of each Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of each Fund, or other funds underwritten by SDI. Orders for the purchase of shares of each Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by the Transfer Agent of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value (see `Net Asset Value') and received in good order by the Transfer Agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (`trade date'). Each Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client's return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Transfer Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Transfer Agent for these services. This Statement of Additional Information should be read in connection with such firms' material regarding their fees and services.

A 'Business Day' means any day on which The New York Stock Exchange (the `NYSE') is open. For an investor who has a shareholder account with the Fund, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

Each Fund reserves the right to withdraw all or any part of the offering made by the Fund's prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Because Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company) ('DBT Co.') is the Custodian and Investment Company Capital Corporation, an affiliate is the Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with the Transfer Agent to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

The Transfer Agent must receive payment within one business day after an order for shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.

Shareholders should direct their inquiries to Investment Company Capital Corporation, c/o Scudder Investments, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received the Fund's prospectus.

Redemption or Repurchase of Shares

General. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's Transfer Agent, the shareholder may redeem such shares by sending a written request and, if required, a signature guarantee to Scudder Funds, Attention: Redemption Department, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder(s) with signatures guaranteed. (See `Purchase and Redemption of Shares - Signature Guarantee' Section.) The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner(s). Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, directors, trustees or guardians.

The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Transfer Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven calendar days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, QuickSell or Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by a Fund of the purchase amount.

Each Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

If the value of your account falls below the minimum account balance requirement for the respective class, the Fund reserves the right to redeem your shares or close your account after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

Shareholders can request the following telephone privileges: redemption by wire and QuickSell transactions (see 'Special Features') and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Transfer Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. Each Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholders of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under 'General' above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Transfer Agent with signatures guaranteed. Telephone requests may be made by calling (800) 621-1048. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail or make an online redemption. The Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to the Transfer Agent, which the Fund has authorized to act as its agent. There is no charge with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by the Transfer Agent. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value and received by the Transfer Agent prior to the close of the Transfer Agent's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Redemption by Wire. If the account holder has given or the account holders have given authorization for wire redemption to the account holder's or account holders' brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single account previously designated by the account holder(s). Requests received by the Transfer Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Fund share effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Transfer Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Transfer Agent will honor requests by telephone at (800) 621-1048 or in writing, subject to the limitations on liability described under `General' above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Transfer Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the redemption by wire privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Redemption in Kind

Although it is each Fund's present policy to redeem in cash, the Fund may satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, taking such securities at the same value used to determine net asset value. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption also would not be as liquid as a redemption entirely in cash. Each Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a share at the beginning of the period.

Special Features

Exchange Privilege. Shareholders of Investment, Institutional, and Premier Class shares may exchange their shares for shares of the corresponding class, if available, of Scudder Funds in accordance with the provisions below.

Investment Class Shares. Shareholders of each Fund's Investment Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Institutional Class Shares. Shareholders of each Fund's Institutional Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Premier Class Shares. Shareholders of each Fund's Premier Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

General. Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the '15-Day Hold Policy'). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund and Scudder Cash Reserve Prime Shares) acquired by exchange from another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the Fund. The Fund specifically reserves the right to refuse your order if it is part of a multiple purchase or exchange request that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a 'market timing' strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of the investment and your background and the background of any other investors or dealers involved. In particular, a pattern of exchanges that coincides with a 'market-timing' strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy.

For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Scudder Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or SDI. Exchanges may be accomplished by a written request to Investment Company Capital Corporation, c/o Scudder Investments, Attention: Exchange Department, P.O. Box 219557, Kansas City, Missouri 64121-9557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Transfer Agent will honor requests by telephone at (800) 621-1048, subject to the limitations on liability under 'Redemption or Repurchase of Shares -- General.' Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change to this privilege will be provided.

Automatic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Scudder Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. If selected, exchanges will be made automatically until the shareholder or the Scudder Fund terminates the privilege. Exchanges are subject to the terms and conditions described above under `Exchange Privilege.' This privilege may not be used for the exchange of shares held in certificated form.

Direct Deposit. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ('Direct Deposit'), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Transfer Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Investment Company Capital Corporation, c/o Scudder Investments, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination by a shareholder will become effective within thirty days after the Transfer Agent has received the request. The Fund may immediately terminate a shareholder's plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $50. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested without sales charges. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. The automatic withdrawal plan may be amended on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

Tax-Sheltered Retirement Plans. The Transfer Agent provides retirement plan services and documents and the Transfer Agent can establish investor accounts in any of the following types of retirement plans:

..    Traditional, Roth and Education Individual Retirement Accounts. This
     includes Savings Incentive Match Plan for Employees of Small Employers (`SIMPLE'), Simplified Employee Pension Plan (`SEP') IRA accounts and prototype documents.

..    403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

..    Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Transfer Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

Effective August 19, 2002, replace the first paragraph of the `Valuation of Securities' Sub-Section of the `Valuation of Securities, Redemptions and Purchases In-Kind' or `Valuation of Securities' Section in the Statement of Additional Information for each Fund with the following:

                             VALUATION OF SECURITIES

     The net asset value per share of each class of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the `Exchange') on each day the Exchange is open for trading. If the NYSE closes early, the Fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Effective August 19, 2002, insert the following as the second paragraph in the `Valuation of Securities' Sub-Section of the `Valuation of Securities, Redemptions and Purchases In-Kind' Section in the Statement of Additional Information for each Fund:

     When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, each Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board of Trustees. Each Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time each Fund values its investments. After consideration of various factors, each Fund may value securities at their last reported price or at some other value.

Effective August 19, 2002, insert the following new Section after the `Financial Statements' Section and before the `Appendix' in the Statement of Additional Information for each Fund:

                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Funds.

Account Access -- Scudder Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

Scudder Funds' personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund automatically will reinvest dividend checks (and future dividends) in shares of that same Fund and class unless the shareholder requests payment in cash at the time the application is completed. The Fund also will reinvest dividend checks in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

Other Information

The CUSIP numbers for each class of the Fund are:

Lifecycle Short Range Fund - Investment Class      Investment Class:  055922827
Lifecycle Mid Range Fund - Investment Class        Investment Class:  055922835
Lifecycle Long Range Fund - Investment Class       Investment Class:  055922843

Quantitative Equity Fund - Investment Class and    Investment Class:  0555922652
Institutional Class                                Institutional Class:  055922645

Equity 500 Index Fund - Premier Class              Premier Class:  055924500
US Bond Index Fund - Premier Class                 Premier Class:  05576L700
EAFE(R)Equity Index Fund - Premier Class           Premier Class:  05576L874
Asset Management Fund - Premier Class              Premier Class:  055847404
Equity 500 Index Fund - Investment Class           Investment Class:  055847107

Lifecycle Short Range Fund - Investment Class has a fiscal year ending
March 31st.

Lifecycle Mid Range Fund - Investment Class has a fiscal year ending
March 31st.

Lifecycle Long Range Fund - Investment Class has a fiscal year ending
March 31st.

Quantitative Equity Fund - Investment Class and Institutional Class has a fiscal year ending December 31st.

Equity 500 Index Fund - Premier Class has a fiscal year ending December 31st.

US Bond Index Fund - Premier Class has a fiscal year ending December 31st.

EAFE(R) Equity Index Fund - Premier Class has a fiscal year ending
December 31st.

Asset Management Fund - Premier Class has a fiscal year ending March 31st.

Equity 500 Index Fund - Investment Class has a fiscal year ending December 31st.

Each Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

Each Trust has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Trust. If further information is desired with respect to the Trust, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.


Effective August 19 through September 2, 2002, the following paragraph supplements the section entitled `Code of Ethics':

     The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes permit access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Codes' preclearance requirements. In addition, the Codes also provide for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Codes also prohibit short-term trading profits and personal investment in initial public offerings and require prior approval with respect to purchases of securities in private placements.


Effective September 3, 2002, the following paragraph supplements the section entitled `Code of Ethics':

     The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (`Consolidated Code'). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The following replaces the table in the `Trustees and Officers' Sub-Section or the `Information Concerning Trustees and Officers' of the `Management of the Trust(s) and Portfolio(s) Section of the Statement of Additional Information for each Fund:

     On July 31, 2002, the shareholders of the Trust and each Fund approved the election of new Trustees and executive officers. The following information is provided for each Trustee and officer.

                              TRUSTEES AND OFFICERS

                                                                                                                     Number of Funds
                                                                                                                     in the Fund
                            Position with the                                                                        Complex to be
                            Trust and Length of         Business Experience and Directorships During the             Overseen by
Name and Birth Date         Time Served                 Past 5 Years                                                 Trustee/1/

Independent Trustee
-------------------
Richard R. Burt             Trustee since 2002.         Chairman, IEP Advisors, Inc. (July 1998 to present);                 80
2/3/47                                                  Chairman of the Board, Weirton Steel Corporation/2/ (April
                                                        1996 to present); Member of the Board, Hollinger
                                                        International, Inc./2/ (publishing) (1995 to present), HCL
                                                        Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and
                                                        Mitchell Hutchins families of funds) (1995 to present)
                                                        (registered investment companies); and Member, Textron Inc.
                                                        /2/ International Advisory Council (July 1996 to present).
                                                        Formerly, Partner, McKinsey & Company (consulting)
                                                        (1991-1994) and US Chief Negotiator in Strategic Arms
                                                        Reduction Talks (START) with former Soviet Union and US
                                                        Ambassador to the Federal Republic of Germany (1985-1991);
                                                        Member of the Board, Homestake Mining/2/ (mining and
                                                        exploration) (1998-February 2001), Archer Daniels Midland
                                                        Company/2/ (agribusiness operations) (October 1996-June 2001)
                                                        and Anchor Gaming (gaming software and equipment) (March
                                                        1999-December 2001).


S. Leland Dill              Trustee since 1999 for      Trustee, Phoenix Zweig Series Trust (since September 1989),          78
3/28/30                     the BT Institutional        Phoenix Euclid Market Neutral Funds (since May 1998)
                            Funds, BT Advisor           (registered investment companies); Retired (since 1986).
                            Funds, and BT Pyramid       Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986);
                            Mutual Funds.               Director, Vintners International Company Inc. (June
                                                        1989-May 1992), Coutts (USA) International (January
                            Trustee since 1986 for      1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group
                            the BT Investment           (March 1991-March 1999) and General Partner,
                            Funds.                      Pemco (investment company) (June 1979-June 1986).

                                                                                                                     Number of Funds
                                                                                                                     in the Fund
                            Position with the                                                                        Complex to be
                            Trust and Length of         Business Experience and Directorships During the             Overseen by
Name and Birth Date         Time Served                 Past 5 Years                                                 Trustee/1/
Martin J. Gruber            Trustee since 1999 for the  Nomura Professor of Finance, Leonard N. Stern School of              79
7/15/37                     BT Institutional Funds and  Business, New York University (since 1964); Trustee, CREF
                            BT Investment Funds.        (since 2000); Director, S.G. Cowen Mutual Funds
                                                        (1985-2001), Japan Equity Fund, Inc. (since 1992), Thai
                            Trustee since 1995 for the  Capital Fund, Inc. (2000 to present) and Singapore Fund,
                            BT Advisor Funds.           Inc. (since 2000) (registered investment companies).

                            Trustee since 1992 for the
                            BT Pyramid Mutual Funds.

Richard J. Herring          Trustee since 1990 for the  Jacob Safra Professor of International Banking and                   78
2/18/46                     BT Institutional Funds.     Professor, Finance Department, The Wharton School,
                                                        University of Pennsylvania (since 1972); Director, Lauder
                                                        Institute of International Management Studies (since 2000);
                            Trustee since 1999 for      Co-Director, Wharton Financial Institutions Center (since
                            the BT Investment           2000) and Vice Dean and Director, Wharton Undergraduate
                            Funds an BT Pyramid         Division (1995-2000).
                            Mutual Funds.

                            Trustee since 1995 for
                            the BT Advisor Funds.

Joseph R. Hardiman          Trustee since 2002.         Private Equity Investor (1997 to present); Director,                 76
5/27/37                                                 Soundview Technology Group Inc. (investment banking) (July
                                                        1998 to present), Corvis Corporation/2/ (optical networking equipment) (July 2000 to present), Brown Investment
                                                        Advisory & Trust Company (investment advisor) (February
                                                        2001 to present), The Nevis Fund (registered investment
                                                        company) (July 1999 to present), and ISI Family of Funds
                                                        (registered investment companies) (March 1998 to present).
                                                        Formerly, Director, Circon Corp./2/ (medical instruments)
                                                        (November 1998-January 1999); President and Chief Executive
                                                        Officer, The National Association of Securities Dealers,
                                                        Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief
                                                        Operating Officer of Alex. Brown & Sons Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1985-1987) and General
                                                        Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank
                                                        Securities Inc.) (1976-1985).

                                                                                                                     Number of Funds
                                                                                                                     in the Fund
                                                                                                                     Complex to be
                            Position with the Trust     Business Experience and Directorships During the Past 5      Overseen by
Name and Birth Date         and Length of Time Served   Years                                                        Trustee/1/
Graham E. Jones             Trustee since 2002.         Senior Vice President, BGK Properties, Inc. (commercial              78
1/31/33                                                 real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of
                                                        22 open-end mutual funds managed by Sun Capital Advisers,
                                                        Inc. (since 1998).

Rebecca W. Rimel            Trustee since 2002.         President and Chief Executive Officer, The Pew Charitable            78
4/10/51                                                 Trusts (charitable foundation) (1994 to present).
                                                        Formerly, Executive Director, The Pew Charitable Trusts
                                                        (1988 to 1994); Director, ISI Family of Funds (registered
                                                        investment companies) (1997 to 1999); and Director and
                                                        Executive Vice President, The Glenmede Trust Company
                                                        (investment trust and wealth management) (1994 to 2000).

Philip Saunders, Jr.        Trustee since 1999 for the  Principal, Philip Saunders Associates (Economic and                  78
10/11/35                    BT Institutional Funds, BT  Financial Consulting) (since 1998).  Formerly, Director,
                            Advisor Funds, and BT       Financial Industry Consulting, Wolf & Company (1987-1988);
                            Pyramid Mutual Funds.       President, John Hancock Home Mortgage Corporation
                                                        (1984-1986); Senior Vice President of Treasury and
                                                        Financial Services, John Hancock Mutual Life Insurance
                            Trustee since 1986 for the  Company, Inc. (1982-1986).
                            BT Investment Funds.

William N. Searcy           Trustee since 2002.         Pension & Savings Trust Officer, Sprint Corporation/2/                 78
9/3/46                                                  (telecommunications) (since 1989); Trustee of 22 open-end
                                                        mutual funds managed by Sun Capital Advisers, Inc. (since
                                                        1998).



Robert H. Wadsworth         Trustee since 2002.         President, Robert H. Wadsworth Associates, Inc. (consulting          81
1/29/40                                                 firm) (1982 to present); President and Director, Trust for
                                                        Investment Managers (registered investment company) (1999
                                                        to present).  Formerly, President, Investment Company
                                                        Administration, L.L.C. (1992*-July 2001); President,
                                                        Treasurer and Director, First Fund Distributors, Inc.
                                                        (1990-January 2002); Vice President, Professionally Managed
                                                        Portfolios (1999-2002) and Advisors Series Trust
                                                        (1997-2002) (registered investment companies); and
                                                        President, Guinness Flight Investment Funds, Inc.
                                                        (registered investment companies).

                                                        * Inception date of the corporation which was the
                                                        predecessor to the LLC.


                                                                                                                     Number of Funds
                                                                                                                     in the Fund
                                                                                                                     Complex to be
                            Position with the Trust     Business Experience and Directorships During the Past 5      Overseen by
Name and Birth Date         and Length of Time Served   Years                                                        Trustee/1/

Interested Trustee
------------------
Richard T. Hale/3/          Trustee since 1999 for the  Managing Director, Deutsche Bank Securities Inc. (formerly        78
7/17/45                     BT Institutional Funds, BT  Deutsche Banc Alex. Brown Inc.) and Deutsche Asset
                            Investment Funds, and BT    Management (1999 to present); Director and President,
                            Pyramid Mutual Funds.       Investment Company Capital Corp. (registered investment
                                                        advisor) (1996 to present); President, DB Hedge Strategies
                            Trustee since 2000 for the  Fund LLC (registered investment company) (June 2002 to
                            BT Advisor Funds.           present); Director, Deutsche Global Funds, Ltd. (2000 to
                                                        present), CABEI Fund (2000 to present), North American
                                                        Income Fund (2000 to present) (registered investment
                                                        companies); Vice President, Deutsche Asset Management, Inc.
                                                        (2000 to present).  Chartered Financial Analyst.  Formerly,
                                                        Director, ISI Family of Funds (registered investment
                                                        companies) (1992-1999).


Name and Birth Date         Position with the Trust   Business Experience and Directorships During the Past 5
                            and Length of Time Served   Years
Officers
--------
Richard T. Hale             President since 2000 for    See information provided under Interested Trustee.
7/17/45                     the BT Institutional Funds
                            and BT Advisor Funds.

                            President since 1999 for
                            the BT Investment Funds
                            and BT Pyramid Mutual
                            Funds.

Amy M. Olmert               Assistant Secretary since   Director, Deutsche Asset Management (January 1999 to
5/14/63                     1999.                       present); Certified Public Accountant (1989 to present).
                                                        Formerly, Vice President, BT Alex. Brown Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1997-1999); Senior Manager,
                                                        Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                                                        (1992-1997).

Charles A. Rizzo            Treasurer since 1999.       Director, Deutsche Asset Management (April 2000 to
8/5/57                                                  present); Certified Public Accountant; Certified Management
                                                        Accountant.  Formerly, Vice President and Department Head,
                                                        BT Alex. Brown Incorporated (now Deutsche Bank Securities
                                                        Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P.
                                                        (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch            Secretary since 1999; Vice  Managing Director, Deutsche Asset Management (2002 to
3/27/54                     President since 2000.       present) and Director, Global Funds Ltd. (2002 to
                                                        present).  Formerly, Director, Deutsche Asset Management
                                                        (1999-2002), Principal, BT Alex. Brown Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1998-1999); Assistant
                                                        General Counsel, United States Securities and Exchange
                                                        Commission (1993-1998).

Jeffrey A. Engelsman        Vice President and AML      Vice President, Deutsche Asset Management (1999 to
9/28/67                     Compliance Officer since    present).  Formerly, Attorney, Great-West Life & Annuity
                            2002.                       Insurance Company (1995 to 1999).

Bruce A. Rosenblum          Assistant Secretary since   Director, Deutsche Asset Management since 2002.  Formerly,
9/14/60                     2002.                       Vice President, Deutsche Asset Management (2000-2002);
                                                        Partner, Freedman, Levy, Kroll & Simonds (1994-2000);
                                                        Counsel to Commissioner J. Carter Beese, Staff Attorney,
                                                        Divisions of Enforcement and Corporation Finance,
                                                        Securities and Exchange Commission (1986-1994).

-----------
1 As of July 30, 2002, the total number of Funds in the Fund Complex is 84.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Mr. Hale is a director who is an 'interested  person' within the meaning of
  Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

Ms. Olmert and Messrs. Engelsman, Hale, Hirsch, Rizzo, and Rosenblum also hold similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

                        Supplement dated August 19, 2002
       to the Statements of Additional Information dated January 28, 2002 for the following Funds (each a 'Fund'):

BT Pyramid Mutual Funds
         PreservationPlus Fund - Institutional Class
         PreservationPlus Fund - Institutional Service Class
         PreservationPlus Fund - Investment Class

BT Investment Funds
         PreservationPlus Income Fund

The following supplements the Statements of Additional Information dated January 28, 2002:

The legal name of the Fund is:              The Fund will also be known as:

PreservationPlus Fund                       Scudder PreservationPlus Fund
PreservationPlus Income Fund                Scudder PreservationPlus Income Fund

The following supplements the Statement of Additional Information dated January 28, 2002 for the PreservationPlus Fund:

         The PreservationPlus Fund - Institutional Service Class closed on January 28, 2002.

Effective August 19, 2002, the following supplements the Statements of Additional Information dated January 28, 2002:

         The address for Investment Company Capital Corporation, the Fund's transfer agent ('Transfer Agent'), is:

                  Investment Company Capital Corporation
                  c/o Scudder Investments
                  811 Main Street
                  Kansas City, MO 64105

Effective August 19, 2002, the following supplements the 'Organization of the Trust' Section of the Statements of Additional Information dated January 28, 2002:

         Effective August 19, 2002, the Deutsche Asset Management funds will be combined with the Scudder family of funds under the Scudder Investments brand. This change does not affect the operations of the Fund, but results in modifications to the presentation of the Fund's Prospectus, periodic reports and other publications on behalf of the Fund.

Effective August 19, 2002, the following supplements the 'Management of the Trust' Section of the Statements of Additional Information dated January 28, 2002:

         Effective August 19, 2002, Scudder Distributors, Inc. ('SDI') will serve as the distributor of the Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a 'Participating Dealer'). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement will control. If the Participating Dealer did not have an agreement with SDI, then the terms of your assigned ICC Distributors, Inc. agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Effective August 19, 2002, the following supplements the 'Management of the Trust' Section and 'Investment Advisor' Sub-Section of the Statements of Additional Information dated January 28, 2002:

         In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Advisor may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Effective August 19 through September 2, 2002, the following paragraph supplements the section entitled 'Code of Ethics':

         The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes permit access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Codes' preclearance requirements. In addition, the Codes also provide for trading 'blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Codes also prohibit short-term trading profits and personal investment in initial public offerings and require prior approval with respect to purchases of securities in private placements.

Effective September 3, 2002, the following paragraph supplements the section entitled 'Code of Ethics':

         The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act ('Consolidated Code'). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading 'blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The following table replaces the 'Trustees of the Trusts and Portfolios' and 'Officers of the Trusts and Portfolio' Sub-Sections in the 'Management of the Trust' Section of the Statements of Additional Information dated January 28, 2002:

On July 30, 2002, the shareholders of the Trust and the Funds approved the election of new Trustees and executive officers. The following information is provided for each Trustee and officer.

                       TRUSTEES AND OFFICERS OF THE TRUST

                                                                                                                Number of
                                                                                                                Funds in the
                                                                                                                Fund Complex
                       Position with the Trust     Business Experience and Directorships During the             to be Overseen
Name and Birth Date    and Length of Time Served   Past 5 Years                                                 by Trustee/1/

Independent
Trustee
-------
Richard R. Burt        Trustee since 2002.         Chairman, IEP Advisors, Inc. (July 1998 to present);               80
2/3/47                                             Chairman of the Board, Weirton Steel Corporation/2/ (April
                                                   1996 to present); Member of the Board, Hollinger
                                                   International, Inc./2/ (publishing) (1995 to present), HCL
                                                   Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and
                                                   Mitchell Hutchins families of funds) (1995 to present)
                                                   (registered investment companies); and Member, Textron
                                                   Inc./2/ International Advisory Council (July 1996 to
                                                   present). Formerly, Partner, McKinsey & Company (consulting)
                                                   (1991-1994) and US Chief Negotiator in Strategic Arms
                                                   Reduction Talks (START) with former Soviet Union and US
                                                   Ambassador to the Federal Republic of Germany (1985-1991);
                                                   Member of the Board, Homestake Mining/2/ (mining and
                                                   exploration) (1998-February 2001), Archer Daniels Midland
                                                   Company/2/ (agribusiness operations) (October 1996-June 2001)
                                                   and Anchor Gaming (gaming software and equipment) (March
                                                   1999-December 2001).

                                                                                                                Number of
                                                                                                                Funds in the
                                                                                                                Fund Complex
                       Position with the Trust     Business Experience and Directorships During the             to be Overseen
Name and Birth Date    and Length of Time Served   Past 5 Years                                                 by Trustee/1/

S. Leland Dill         Trustee since 1999 for      Trustee, Phoenix Zweig Series Trust (since September 1989),        78
3/28/30                PreservationPlus Fund.      Phoenix Euclid Market Neutral Funds (since May 1998)
                                                   (registered investment companies); Retired (since 1986).
                       Trustee since 1986 for      Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986);
                       PreservationPlus            Director, Vintners International Company Inc. (June 1989-May
                       Income Fund.                1992), Coutts (USA) International (January 1992-March 2000),
                                                   Coutts Trust Holdings Ltd., Coutts Group (March 1991-March
                                                   1999) and General Partner, Pemco (investment company) (June
                                                   1979-June 1986).

Martin J. Gruber       Trustee since 1992 for      Nomura Professor of Finance, Leonard N. Stern School of            79
7/15/37                PreservationPlus Fund.      Business, New York University (since 1964); Trustee, CREF
                                                   (since 2000); Director, S.G. Cowen Mutual Funds
                       Trustee since 1999 for      (1985-2001), Japan Equity Fund, Inc. (since 1992), Thai
                       PreservationPlus            Capital Fund, Inc. (2000 to present) and Singapore Fund,
                       Income Fund.                Inc. (since 2000) (registered investment companies).

Richard J. Herring     Trustee since 1999.         Jacob Safra Professor of International Banking and                 78
2/18/46                                            Professor, Finance Department, The Wharton School,
                                                   University of Pennsylvania (since 1972); Director, Lauder
                                                   Institute of International Management Studies (since 2000);
                                                   Co-Director, Wharton Financial Institutions Center (since
                                                   2000) and Vice Dean and Director, Wharton Undergraduate
                                                   Division (1995-2000).

Joseph R. Hardiman     Trustee since 2002.         Private Equity Investor (1997 to present); Director,               76
5/27/37                                            Soundview Technology Group Inc. (investment banking) (July
                                                   1998 to present), Corvis Corporation/2/ (optical networking equipment) (July 2000 to present), Brown Investment
                                                   Advisory & Trust Company (investment advisor) (February
                                                   2001 to present), The Nevis Fund (registered investment
                                                   company) (July 1999 to present), and ISI Family of Funds
                                                   (registered investment companies) (March 1998 to present).
                                                   Formerly, Director, Circon Corp./2/ (medical instruments)
                                                   (November 1998-January 1999); President and Chief Executive
                                                   Officer, The National Association of Securities Dealers,
                                                   Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief
                                                   Operating Officer of Alex. Brown & Sons Incorporated (now
                                                   Deutsche Bank Securities Inc.) (1985-1987) and General
                                                   Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank
                                                   Securities Inc.) (1976-1985).

                                                                                                                Number of
                                                                                                                Funds in the
                                                                                                                Fund Complex
                       Position with the Trust     Business Experience and Directorships During the             to be Overseen
Name and Birth Date    and Length of Time Served   Past 5 Years                                                 by Trustee/1/

Graham E. Jones        Trustee since 2002.         Senior Vice President, BGK Properties, Inc. (commercial            78
1/31/33                                            real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of
                                                   22 open-end mutual funds managed by Sun Capital Advisers,
                                                   Inc. (since 1998).

Rebecca W. Rimel       Trustee since 2002.         President and Chief Executive Officer, The Pew Charitable          78
4/10/51                                            Trusts (charitable foundation) (1994 to present). Formerly,
                                                   Executive Director, The Pew Charitable Trusts (1988 to
                                                   1994); Director, ISI Family of Funds (registered investment companies) (1997 to 1999); and Director and Executive Vice
                                                   President, The Glenmede Trust Company (investment trust and wealth management) (1994 to 2000).

Philip Saunders, Jr.   Trustee since 1999 for      Principal, Philip Saunders Associates (Economic and                78
10/11/35               PreservationPlus Fund.      Financial Consulting) (since 1998). Formerly, Director,
                                                   Financial Industry Consulting, Wolf & Company (1987-1988);
                       Trustee since 1986 for      President, John Hancock Home Mortgage Corporation
                       PreservationPlus            (1984-1986); Senior Vice President of Treasury and Financial
                       Income Fund.                Services, John Hancock Mutual Life Insurance Company, Inc.
                                                   (1982-1986).

William N. Searcy      Trustee since 2002.         Pension & Savings Trust Officer, Sprint Corporation/2/             78
9/3/46                                             (telecommunications) (since 1989); Trustee of 22 open-end
                                                   mutual funds managed by Sun Capital Advisers, Inc. (since
                                                   1998).

Robert H. Wadsworth    Trustee since 2002.         President, Robert H. Wadsworth Associates, Inc. (consulting        81
1/29/40                                            firm) (1982 to present); President and Director, Trust for
                                                   Investment Managers (registered investment company) (1999
                                                   to present).  Formerly, President, Investment Company
                                                   Administration, L.L.C. (1992*-July 2001); President,
                                                   Treasurer and Director, First Fund Distributors, Inc.
                                                   (1990-January 2002); Vice President, Professionally Managed
                                                   Portfolios (1999-2002) and Advisors Series Trust
                                                   (1997-2002) (registered investment companies); and
                                                   President, Guinness Flight Investment Funds, Inc.
                                                   (registered investment companies).

                                                   * Inception date of the corporation which was the
                                                   predecessor to the LLC.

                                                                                                                Number of
                                                                                                                Funds in the
                                                                                                                Fund Complex
                       Position with the Trust     Business Experience and Directorships During the             to be Overseen
Name and Birth Date    and Length of Time Served   Past 5 Years                                                 by Trustee/1/

Interested Trustee
------------------

Richard T. Hale/3/     Trustee since 1999 and      Managing Director, Deutsche Bank Securities Inc. (formerly         78
7/17/45                President since 2000.       Deutsche Banc Alex. Brown Inc.) and Deutsche Asset
                                                   Management (1999 to present); Director and President,
                                                   Investment Company Capital Corp. (registered investment
                                                   advisor) (1996 to present); President, DB Hedge Strategies
                                                   Fund LLC (registered investment company) (June 2002 to
                                                   present); Director, Deutsche Global Funds, Ltd. (2000 to
                                                   present), CABEI Fund (2000 to present), North American
                                                   Income Fund (2000 to present) (registered investment
                                                   companies); Vice President, Deutsche Asset Management, Inc.
                                                   (2000 to present). Chartered Financial Analyst. Formerly,
                                                   Director, ISI Family of Funds (registered investment
                                                   companies) (1992-1999).

Officers
--------

Richard T. Hale        President since 2000.       See information provided under Interested Trustee.
7/17/45

Amy M. Olmert          Assistant Secretary         Director, Deutsche Asset Management (January 1999 to
5/14/63                since 1999.                 present); Certified Public Accountant (1989 to present).
                                                   Formerly, Vice President, BT Alex. Brown Incorporated (now
                                                   Deutsche Bank Securities Inc.) (1997-1999); Senior Manager,
                                                   Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                                                   (1992-1997).

Charles A. Rizzo       Treasurer since 1999.       Director, Deutsche Asset Management (April 2000 to
8/5/57                                             present); Certified Public Accountant; Certified Management
                                                   Accountant.  Formerly, Vice President and Department Head,
                                                   BT Alex. Brown Incorporated (now Deutsche Bank Securities
                                                   Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P.
                                                   (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch       Secretary since 1999;       Managing Director, Deutsche Asset Management (2002 to
3/27/54                Vice President since        present) and Director, Global Funds Ltd. (2002 to
                       2000.                       present).  Formerly, Director, Deutsche Asset Management
                                                   (1999-2002), Principal, BT Alex. Brown Incorporated (now
                                                   Deutsche Bank Securities Inc.) (1998-1999); Assistant
                                                   General Counsel, United States Securities and Exchange
                                                   Commission (1993-1998).

                       Position with the Trust     Business Experience and Directorships During the
Name and Birth Date    and Length of Time Served   Past 5 Years

Jeffrey A. Engelsman   Vice President and AML      Vice President, Deutsche Asset Management (1999 to
9/28/67                Compliance Officer since    present).  Formerly, Attorney, Great-West Life & Annuity
                       2002                        Insurance Company (1995 to 1999).

Bruce A. Rosenblum     Assistant Secretary since   Director, Deutsche Asset Management since 2002.  Formerly,
9/14/60                2002.                       Vice President, Deutsche Asset Management (2000-2002);
                                                   Partner, Freedman, Levy, Kroll & Simonds (1994-2000);
                                                   Counsel to Commissioner J. Carter Beese, Staff Attorney,
                                                   Divisions of Enforcement and Corporation Finance,
                                                   Securities and Exchange Commission (1986-1994).

-----------
1  As of July 30, 2002, the total number of Funds in the Fund Complex is 84.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3  Mr. Hale is a director who is an 'interested person' within the meaning of
   Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

Ms. Olmert and Messrs. Engelsman, Hale, Hirsch, Rizzo, and Rosenblum also hold similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

The Board has an Audit Committee that meets with the Trust's and Portfolio's independent auditors to review the financial statements of the Trust, the adequacy of internal controls and the accounting procedures and policies of the Trust. Each member of the Board except Mr. Hale also is a member of the Audit Committee.